[front cover]

DECEMBER 31, 1999

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

Equity Growth
Income & Growth
Small Cap Quantitative

                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

Manage important papers with ease

   American Century gives you the choice to manage your important documents. Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

   It's easy. It's convenient. It's paper free:

   * Receive links to documents by email

   * Download select documents and file electronically to save space  in your file cabinets

   * Read documents at your convenience

   It's easy to sign up for this program. Go to www.americancentury.com and follow these easy steps.

   1. Log in with your secure OnePIN.

   2. Select an account on your account list.

   3. Select the Electronic Communication link.

   If you don't have a OnePIN, create one today. All you need is your six digit personal access code and a username that you choose. If you don't have a personal access code, call one of our representatives. They'll send you one in the mail.

   Questions about how to choose the Electronic Communication program? Simply step through the online demonstration at www.americancentury.com. Or call our representatives at 1-800-345-2021. LOG IN AND TAKE CONTROL TODAY!

[left margin]

EQUITY GROWTH
(BEQGX)
---------------------------

INCOME & GROWTH
(BIGRX)
---------------------------

SMALL CAP QUANTITATIVE
(ASQIX)
---------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Now there are better choices  for you and your employees
--------------------------------------------------------------------------------

   You always want to do what's best for both your business and your employees, but you may not know where to turn for answers and assistance. American Century can help with our personalized attention that caters to business retirement planning. With the NEW American Century 401(k), your retirement plan can grow as your business grows.

   In addition to this plan, you can choose from five other business retirement plans that also give you the affordability, variety, and assistance you may need. Your benefits range from tax-deferred investing and tax-deductible contributions, to retaining good employees. Give us a call today at
1-800-345-3533, ext. 4001 and let our knowledgeable team of Business Retirement
Specialists help you set up the right business retirement plan for you.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Equity investors were well rewarded in 1999, as they were throughout the
1990s. Many public companies in the U.S. posted strong profit growth, enabling the stock market to put together another year of spectacular returns. The year was also notable for heightened market volatility, especially in the last six months.

     Although fund investors have benefited from exceptional stock returns over the past several years, we wish to stress that these results are unprecedented and not indefinitely sustainable. It is important to remember that market corrections are an inevitable, even necessary part of the investment process.
For that reason, it is prudent to maintain reasonable expectations for your fund's future performance.

     Turning to corporate matters, we are constantly looking for ways to lower the costs of trading securities and generate better returns for shareholders. To that end, we have made strategic investments in several companies that allow buyers and sellers of securities to connect directly, efficiently, and anonymously. Today, more than one-third of our equity trades are executed over alternative trading networks. Savings in this area directly affect the performance of your funds.

     We're also pleased to announce that American Century has been named by
Fortune magazine as one of its "100 Best Companies to Work For." In addition, American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm.

     We do not take acknowledgements like these lightly-- they enable us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and an essential one in our effort to provide you with excellent investment management and service.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
EQUITY GROWTH

INCOME & GROWTH

SMALL CAP QUANTITATIVE

FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   28
   Statements of Operations ...............................................   29
   Statements of Changes
      in Net Assets .......................................................   30
   Notes to Financial
      Statements ..........................................................   32
   Financial Highlights ...................................................   36
   Report of Independent
      Accountants .........................................................   44
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   45
   Background Information
      Investment Philosophy
         and Policies .....................................................   46
      Comparative Indices .................................................   46
      Lipper Rankings .....................................................   46
      Investment Team
         Leaders ..........................................................   46
   Glossary ...............................................................   47

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   The U.S. stock market had another spectacular year in 1999, capping one of the best decades in its history.

*   All of the major stock indexes posted double-digit returns for the year despite a modest decline during the summer.

*   Technology stocks outperformed the rest of the market by a wide margin.

*   Led by the technology sector, small- and mid-cap stocks rebounded after a dismal 1998.

*   Value stocks--those considered to be attractively valued relative to their earnings growth--were left behind as investors focused on growth-oriented shares.

EQUITY GROWTH

*   The fund performed well in 1999 but trailed its benchmark index, the S&P
    500.

*   Equity Growth's underperformance compared with the S&P 500 occurred during the first quarter of the year, when just a handful of companies were responsible for the index's performance.

*   We shifted to an "industry-neutral" approach relative to the
    S&P 500, focusing more on specific stock selection within each industry.

*   Stock selection among semiconductor and basic materials companies enhanced performance, as did selected underweights among consumer products shares.

*   Banking and pharmaceutical stock selection detracted the most from fund performance.

INCOME & GROWTH

*   The fund performed well in 1999 but trailed its benchmark index, the S&P
    500.

*   Income & Growth's underperformance compared with the S&P 500 occurred during the first quarter of the year, when just a handful of companies were responsible for the index's performance.

*   We shifted to an "industry-neutral" approach relative to the
    S&P 500, focusing more on specific stock selection within each industry.

*   Stock selection among semiconductor and basic materials companies enhanced performance, as did selected underweights among consumer products shares.

*   Banking and pharmaceutical stock selection detracted the most from fund performance.

SMALL CAP QUANTITATIVE

*   The fund performed well in 1999 but trailed its benchmark index, the S&P
    SmallCap 600.

*   Small Cap Quantitative lagged the S&P 600 in the first quarter of the year, when some industry overweights hampered fund performance.

*   We shifted to an "industry-neutral" approach relative to the
    S&P 600 and cut back on the number of stocks in the portfolio.

*   Stock selection among semiconductor and medical products companies enhanced fund performance.

*   Financial and insurance stocks detracted the most from fund performance.

[left margin]

                     EQUITY GROWTH(1)
                         (BEQGX)
       TOTAL RETURNS:               AS OF 12/31/99
          6 Months                           9.58%(2)
          1 Year                            18.47%
       INCEPTION DATE:                      5/9/91
       NET ASSETS:                    $2.5 billion(3)

                  INCOME & GROWTH(1)
                         (BIGRX)
       TOTAL RETURNS:               AS OF 12/31/99
          6 Months                           7.53%(2)
          1 Year                            17.96%
       INCEPTION DATE:                    12/17/90
       NET ASSETS:                    $7.2 billion(3)

                SMALL CAP QUANTITATIVE(1)
                         (ASQIX)
       TOTAL RETURNS:               AS OF 12/31/99
          6 Months                           8.60%(2)
          1 Year                             9.76%
       INCEPTION DATE:                     7/31/98
       NET ASSETS:                   $17.1 million(4)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor, Advisor, and Institutional classes.

(4)  Includes Investor and Institutional classes.

See Total Returns on pages 4, 12, and 21. Investment terms are defined in the
Glossary on pages 47-48.

2      1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

A SPECTACULAR DECADE

     The U.S. stock market continued to roll in 1999, capping one of the best decades in its history. Despite some stumbles along the way, the major stock indexes posted double-digit returns for the year (see the table at right).

     How phenomenal were equity returns in the 1990s? The S&P 500 index soared by 433% during the decade--one of the best 10-year periods in the index's history--and achieved two unprecedented feats: nine consecutive years of positive returns, and five straight years with returns of 20% or more.

SUMMER HIATUS

     Stocks did not enjoy a smooth ride to their ultimate destination (see the graph at right). Small-cap stocks swooned early in the year, dropping 10% in
January and February while large-cap stocks eked out a slight gain.

     The market also ran into a rough patch during the summer months. Concerns about inflation, rising interest rates, and historically high stock valuations led to a modest downturn punctuated by convulsions of volatility.

     However, stocks roared back in the fourth quarter as investors regained confidence in the health of the U.S. economy. Most of the year's gains in the major stock indexes occurred in the last three months of the year.

TECHNOLOGY RULED

     In 1998, the mantra in the U.S. stock market was "bigger is better" --investors favored the shares of large, well-known companies that they could buy or sell at a moment's notice.

     In 1999, the refrain became "technology is the future"--investors embraced the potential of electronic commerce and bid up the stock prices of
"dot-coms" and other Internet- and computer-related companies.

     As a result, the technology sector outperformed the rest of the market by a wide margin. The Nasdaq Composite Index, which is dominated by technology stocks, returned more than 85% in 1999--including 50% in the fourth quarter alone--and the S&P 500's return would have been less than 5% without the contributions of the technology shares in the index.

     The popularity of technology stocks extended to companies of all sizes, which helped boost the performance of some small- and mid-cap stocks that had been ignored in 1998.

SHUNNING TRADITIONAL VALUES

     Value stocks--those considered to be attractively valued relative to their earnings growth--were left out in the cold. Most value stocks tend to be traditional bricks-and-mortar businesses, and they simply couldn't compete with the excitement generated by technology shares.

     But many of these stocks appear to be remarkable bargains when compared with the high valuations of most technology and growth-oriented stocks. It may still take a while, however, for investors to recognize and appreciate this value.

[right margin]

"INVESTORS EMBRACED THE POTENTIAL OF ELECTRONIC COMMERCE AND BID UP THE
STOCK PRICES OF 'DOT-COMS' AND OTHER INTERNET- AND COMPUTER-RELATED
COMPANIES."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999
   S&P 500                  21.04%
   S&P MIDCAP 400           14.72%
   S&P SMALLCAP 600         12.41%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1999
Value on 12/31/99
S&P 500             $1.21
S&P MidCap 400      $1.15
S&P SmallCap 600    $1.12

               S&P 500    S&P MidCap 400   S&P SmallCap 600
12/31/98         $1.00              $1.00                $1.00
1/31/99          $1.04              $0.96                $0.99
2/28/99          $1.01              $0.91                $0.90
3/31/99          $1.05              $0.94                $0.91
4/30/99          $1.09              $1.01                $0.97
5/31/99          $1.06              $1.01                $0.99
6/30/99          $1.12              $1.07                $1.05
7/31/99          $1.09              $1.05                $1.04
8/31/99          $1.08              $1.01                $1.00
9/30/99          $1.05              $0.98                $1.00
10/31/99         $1.12              $1.03                $1.00
11/30/99         $1.14              $1.08                $1.04
12/31/99         $1.21              $1.15                $1.12

Source: Lipper Inc.

                                                 www.americancentury.com      3

Equity Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                                INVESTOR CLASS                               ADVISOR CLASS       INSTITUTIONAL CLASS
                              (INCEPTION 5/9/91)                          (INCEPTION 10/9/97)    (INCEPTION 1/2/98)
                 EQUITY    S&P        MULTI-CAP CORE FUNDS(2)          EQUITY    S&P      EQUITY    S&P
                 GROWTH      500      AVERAGE RETURN   FUND'S RANKING      GROWTH      500        GROWTH      500
========================================================================================================================
6 MONTHS(1)       9.58%     7.69%         10.96%             --             9.47%      7.69%       9.75%     7.69%
1 YEAR           18.47%    21.04%         22.45%       183 OUT OF 384      18.28%     21.04%      18.78%    21.04%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          26.46%    27.56%         21.79%        44 OUT OF 238        --         --          --        --
5 YEARS          28.20%    28.56%         23.07%        14 OUT OF 143        --         --          --        --
LIFE OF FUND     19.63%    19.54%         16.68%        11 OUT OF 76       18.98%     22.13%      22.20%    24.75%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 45-47 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/99
Equity Growth         $47,120
S&P 500           $46,832

                   Equity Growth          S&P 500
DATE                   VALUE                 VALUE
5/9/91                $10,000               $10,000
6/30/91                $9,640                $9,731
9/30/91               $10,378               $10,252
12/31/91              $11,747               $11,111
3/31/92               $11,128               $10,830
6/30/92               $10,923               $11,035
9/30/92               $11,291               $11,383
12/31/92              $12,232               $11,957
3/31/93               $12,773               $12,479
6/30/93               $12,998               $12,540
9/30/93               $13,697               $12,864
12/31/93              $13,630               $13,162
3/31/94               $12,997               $12,663
6/30/94               $13,178               $12,717
9/30/94               $13,681               $13,338
12/31/94              $13,599               $13,336
3/31/95               $14,867               $14,635
6/30/95               $16,300               $16,032
9/30/95               $17,324               $17,307
12/31/95              $18,301               $18,349
3/31/96               $19,450               $19,334
6/30/96               $20,249               $20,202
9/30/96               $21,173               $20,826
12/31/96              $23,305               $22,561
3/31/97               $23,622               $23,166
6/30/97               $27,243               $27,213
9/30/97               $30,942               $29,249
12/31/97              $31,710               $30,088
3/31/98               $36,739               $34,285
6/30/98               $37,525               $35,417
9/30/98               $32,317               $31,893
12/31/98              $39,782               $38,686
3/31/99               $39,718               $40,616
6/30/99               $43,007               $43,484
9/30/99               $41,420               $40,766
12/31/99              $47,120               $46,832

$10,000 investment made 5/9/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
S&P 500 is provided for comparison in each graph. Equity Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above).
Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                   Equity Growth          S&P 500
DATE                   RETURN               RETURN
12/31/91*              17.48%               11.47%
12/31/92                4.13%                7.61%
12/31/93               11.42%               10.03%
12/31/94               -0.23%                1.36%
12/31/95               34.56%               37.44%
12/31/96               27.34%               22.93%
12/31/97               36.06%               33.36%
12/31/98               25.45%               28.68%
12/31/99               18.47%               21.04%

* From 5/9/91 (the fund's inception date) to 12/31/91.

4      1-800-345-2021

Equity Growth--Q&A
--------------------------------------------------------------------------------
[photos of John Schniedwind and Kurt Borgwardt]

     An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the Equity Growth fund investment team.

HOW DID EQUITY GROWTH PERFORM IN 1999?

     The fund performed well, reflecting the favorable environment for stocks, but it fell short of its benchmark, the S&P 500. Equity Growth's total return for the year was 18.47%,* compared with the 21.04% return of the S&P
500 and the 22.45% average return of the 384 multi-cap core funds tracked by
Lipper Inc.

     Equity Growth's longer-term performance holds up better--its three-year return ranked in the top 20% of the multi-cap core category, and its five-year return placed in the top 10% of its Lipper group. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM THE S&P 500?

     We can break Equity Growth's 1999 performance into two periods--the first quarter, and the rest of the year. The fund underperformed the S&P 500 in the first quarter, when just a handful of companies were leading the index higher. The fund was underweight many of those stocks because they were trading at what we felt were extremely high prices in relation to their earnings or book values.

     Since then, the fund's relative performance has been much better. Part of the reason is that the stock market's rally has broadened to include a wider variety of companies, including many of the fund's holdings. But another important factor was some adjustments we made to the computer models that help us make investment decisions.

WHAT MODIFICATIONS DID YOU MAKE?

     First, it's important to put these changes in context. The foundations of our investment process--using quantitative models to select stocks and limit our overall risk relative to the S&P 500--remain in place.

     With that in mind, the most important modification was to shift to an
"industry-neutral" approach. In the past, one of our strategies was to over- and underweight various industries relative to the S&P 500, based on the recommendations of our stock-picking model. For example, throughout 1998 the fund held a larger percentage of financial stocks than the S&P 500.

     However, we found that, when looking over the life of the fund, these industry "bets" weren't contributing significantly to outperformance.
What they were contributing was increased volatility to the fund's returns compared with the S&P 500. This became especially noticeable in the last half of 1998 and the first quarter of 1999, when Equity Growth's return lagged well behind that of the index.

     So we've brought the fund's industry weightings closer to those of the
S&P 500. At the same time, we're focusing more closely on a large number of small, measured bets on individual companies. We believe that this is what our investment process does best.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE FUND PERFORMED WELL, REFLECTING THE FAVORABLE ENVIRONMENT FOR STOCKS,
BUT IT FELL SHORT OF THE S&P 500."

PORTFOLIO AT A GLANCE
                         12/31/99         12/31/98
NO. OF COMPANIES            181             175
DIVIDEND YIELD             1.01%           1.44%
MEDIAN P/E RATIO           27.5            19.5
PORTFOLIO TURNOVER          86%             89%
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.68%           0.69%

Investment terms are defined in the Glossary on pages 47-48.

                                                  www.americancentury.com      5

Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW HAS THIS NEW APPROACH WORKED?

     It's only been in place since April, so it's hard to draw any meaningful conclusions from such a short time frame. However, the fund handily beat the
S&P 500 during the last nine months of the year--an 18.66% return vs. 15.29%
for the index--and it tracked the index's performance much better from month to month.

     Equity Growth's portfolio also became more growth-oriented during the year, and that likely contributed to the fund's improved performance as well.

BUT HASN'T THE FUND ALWAYS BEEN FOCUSED ON GROWTH?

     Yes and no. Long-term growth has always been the fund's primary goal, but our stock-ranking model has used a combination of growth and value measures to pick stocks for the portfolio. Equity Growth's sister fund, Income & Growth, follows the same model.

     In 1999, however, we tweaked the model for Equity Growth by incorporating more growth factors into the stock-ranking process. Now the two funds have different ranking models, and their portfolios will be increasingly different going forward.

LET'S TALK ABOUT SOME OF YOUR SPECIFIC STOCK PICKS. WHAT WORKED WELL IN 1999?

     Early in the year, the fund benefited from key overweights among computer manufacturers, including Hewlett-Packard and Apple, both of which were top-ten holdings at mid-year. HP reported strong profit growth from sales of its printers and imaging equipment, while Apple found success with the introduction of the iMac.

     In the last six months, the fund's semiconductor stocks, such as Applied
Materials and Lam Research, were strong performers. Both of these stocks surged when demand for computer microchips rebounded in the last half of the year.
Applied Materials rose by more than 75% in the last six months of 1999, while
Lam was up more than 150%.

     We also maintained solid weightings in many of the bigger tech stocks, like
Microsoft, the fund's top holding and the largest stock in the S&P 500.
Microsoft returned 70% in 1999 despite anti-trust litigation against the company.

WERE THERE ANY MISSTEPS IN THE TECHNOLOGY SECTOR?

     Just as some of our overweights enhanced performance, several of our tech underweights detracted from fund performance.

     We were underweight some of the larger computer network companies, like Sun
Microsystems and Cisco Systems. Our models indicated that both of these stocks were very expensive, with extremely high price/earnings ratios. Nonetheless, they both posted triple-digit returns in 1999.

HOW DID THE FUND FARE IN OTHER SECTORS OF THE MARKET?

     Our models found some growth potential in the basic materials sector, which includes companies that extract or make products from natural resources. The global economic recovery in 1999 helped increase demand for commodities, and that boosted profit margins for many basic materials companies.

     Equity Growth got excellent performance from several fund overweights in this area, including Dow Chemical, as well as two forest products companies,
Weyerhaeuser and Georgia Pacific.

     One overweight that did well in a difficult industry was Morgan Stanley
Dean Witter, a top-ten holding. Although many financial stocks were punished because of rising interest rates, Morgan Stanley maintained strong profits through growth in its fee-based underwriting and mergers-and-acquisitions business, which is not directly tied to the interest rate environment.

[left margin]

"ONE THING WE DO EXPECT TO SEE IN THE COMING YEAR IS A CONTINUATION OF THE
DAY-TO-DAY VOLATILITY THAT'S BECOME A REGULAR OCCURRENCE IN THE PAST COUPLE OF
YEARS."

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                   AS OF             AS OF
                                 12/31/99           6/30/99
MICROSOFT CORP.                    5.3%              4.4%
WAL-MART STORES, INC.              3.7%              2.7%
CISCO SYSTEMS INC.                 2.8%              1.2%
MORGAN STANLEY
     DEAN WITTER & CO.         2.8%              2.1%
CHASE MANHATTAN
     CORP.                         2.4%              2.9%
APPLIED MATERIALS, INC.            2.2%               --
GENERAL ELECTRIC CO.
     (U.S.)                        2.2%              1.7%
HOME DEPOT, INC.                   2.1%              1.2%
HEWLETT-PACKARD CO.                2.0%              2.0%
ADAPTEC, INC.                      2.0%               --

6   1-800-345-2021

Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

YOU'VE TALKED A LOT ABOUT THE SUCCESS OF YOUR OVERWEIGHTS IN CERTAIN STOCKS.
WHAT ABOUT UNDERWEIGHTS?

     One of our best underweights throughout the year was the Coca-Cola Company.
Coke had a huge run-up in 1997 and 1998, and we felt that it was priced much too high relative to its earnings growth. As a result, we sold all of our Coke holdings prior to the start of this year.

     Global demand for Coke's products weakened in 1999, and a product recall and lawsuit in Belgium negatively affected its stock price. Coca-Cola Company stock finished the year down about 15%.

SOUNDS LIKE WE'VE COVERED MOST OF THE GOOD NEWS. WHAT HURT EQUITY GROWTH'S
PERFORMANCE IN 1999?

     The banking sector was one area that detracted from fund performance.
Several of our overweights among bank stocks performed very poorly. For example, shares of Banc One suffered sizable losses after the company announced an earnings shortfall in the third quarter. Greater competition in its credit-card business led to lower credit-card interest rates and narrower profit margins.
Banc One's stock price fell by more than 30% in 1999.

     For part of the year, we were also overweight several big drug stocks, like
Pfizer and American Home Products. The larger pharmaceutical companies produce steady profits regardless of the economic environment, so their stocks tend to perform best when the economy slows down. But with the economy in high gear throughout the year, these stocks struggled.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET IN 2000?

     The 1990s were an incredible period for equity investors, and it's hard to imagine that stocks will achieve the same kind of returns in the next decade.

     But the conditions that produced these stellar equity returns are still in place. Corporate earnings are expected to grow at a healthy pace in 2000, inflation remains modest, and the U.S. economic juggernaut keeps rolling along--the current economic expansion, which will begin its tenth year in
February, is the longest in U.S. history. These are all positive factors for the stock market.

     One thing we do expect to see in the coming year is a continuation of the day-to-day volatility that's become a regular occurrence in the past couple of years. When a bull market lasts this long, investors tend to get a little jumpy and react to any news--good or bad--in swift and dramatic fashion. We'll probably see more of this behavior going forward.

WHAT ARE YOUR PLANS FOR EQUITY GROWTH IN THE COMING MONTHS?

     We don't plan to change our overall strategy. We intend to keep the fund fully invested in U.S. stocks, using our quantitative computer models to help us select what we believe are the most attractive companies in each industry.

     In addition, our quantitative analysis team (see picture at right) is continually exploring ways to improve our stock-ranking models. This team has been critical to the long-term success of Equity Growth, working behind the scenes to enhance the effectiveness of our quantitative models and the process we use to manage the portfolio. Any adjustments we make going forward will be the result of their diligent research.

[right margin]

[photo of Quantitative Analyst Team]
Quantitative Analyst Team

5 LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/99)
                                    % OF              % OF
                                   FUND'S            S&P
                                   STOCKS              500
MORGAN STANLEY
     DEAN WITTER & CO.          2.87%             0.65%
ADAPTEC, INC.                       2.05%             0.04%
CHASE MANHATTAN
     CORP.                          2.44%             0.52%
APPLIED MATERIALS,
     INC.                           2.30%             0.39%
AMERADA HESS CORP.                  1.62%             0.04%

5 LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/99)
                                    % OF              % OF
                                   FUND'S            S&P
                                   STOCKS              500
INTEL CORP.                          0%               2.23%
GENERAL ELECTRIC CO.                2.25%             4.12%
EXXON MOBIL CORP.                   0.59%             2.26%
ORACLE CORP.                         0%               1.30%
MCI WORLDCOM, INC.                   0%               1.22%

                                                www.americancentury.com      7

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

DECEMBER 31, 1999

Shares                                                               Value
---------------------------------------------------------------------------------
COMMON STOCKS - 97.7%
AIRLINES -- 0.2%
                   61,500  AMR Corp.(1)                          $    4,120,500
                   28,700  Delta Air Lines Inc.                       1,429,619
                                                                 --------------
                                                                       5,550,119
                                                                 --------------
ALCOHOL -- 0.4%
                   80,900  Anheuser-Busch Companies, Inc.             5,733,788
                   77,700  Coors (Adolph) Co. Cl B                    4,079,250
                                                                 --------------
                                                                       9,813,038
                                                                 --------------
APPAREL & TEXTILES -- 0.1%
                   92,400  Jones Apparel Group, Inc.(1)               2,506,350
                                                                 --------------
BANKS -- 5.7%
                  283,400  Bank of America Corp.                     14,223,138
                  755,900  Chase Manhattan Corp.                     58,723,981
                  287,800  Citigroup Inc.                            15,990,888
                  270,100  Old Kent Financial Corp.                   9,554,788
                   33,300  Republic New York Corp.                    2,397,600
                  550,000  UnionBanCal Corp.                         21,690,625
                   97,000  Wells Fargo & Co.                      3,922,438
                  210,100  Zions Bancorporation                      12,435,294
                                                                 --------------
                                                                     138,938,752
                                                                 --------------
CHEMICALS -- 4.1%
                  180,400  Dexter Corp. (The)                         7,170,900
                  235,600  Dow Chemical Co.                          31,482,050
                  175,700  du Pont (E.I.) de Nemours
                              & Co.                              11,574,238
                  602,196  Illinois Tool Works Inc.                  40,685,867
                  131,000  Kerr-McGee Corp.                           8,122,000
                   40,800  Sealed Air Corp.(1)                        2,113,950
                                                                 --------------
                                                                     101,149,005
                                                                 --------------
CLOTHING STORES -- 0.6%
                  120,200  Abercrombie & Fitch Co. Cl A(1)        3,207,838
                   42,200  American Eagle Outfitters, Inc.(1)         1,899,000
                  169,800  AnnTaylor Stores Corp.(1)                  5,847,488
                  139,200  Tommy Hilfiger Corp.(1)                    3,245,100
                                                                 --------------
                                                                      14,199,426
                                                                 --------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 5.9%
                  987,800  Adaptec, Inc.(1)                          49,235,656
                  102,700  Dell Computer Corp.(1)                     5,234,491
                  580,700  Electronics for Imaging, Inc.(1)          34,043,538
                  432,400  Hewlett-Packard Co.                       49,266,575
                   15,200  SanDisk Corp.(1)                           1,457,300
                   89,800  Sun Microsystems, Inc.(1)                  6,951,081
                                                                 --------------
                                                                     146,188,641
                                                                 --------------

Shares                                                               Value
---------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 8.3%
                   78,000  Computer Associates
                              International, Inc.                $    5,455,125
                  106,400  Comverse Technology, Inc.(1)              15,398,075
                  229,000  International Business
                              Machines Corp.                         24,732,000
                1,115,000  Microsoft Corp.(1)                       130,141,406
                  106,700  NCR Corp.(1)                               4,041,262
                   85,900  Novell, Inc.(1)                            3,427,947
                  236,800  Sybase, Inc.(1)                            4,018,200
                   71,000  Symantec Corp.(1)                          4,169,031
                  417,500  Unisys Corp.(1)                           13,333,906
                                                                 --------------
                                                                     204,716,952
                                                                 --------------
CONSTRUCTION & REAL PROPERTY -- 0.2%
                   86,400  Owens Corning                              1,668,600
                   90,100  Pulte Corp.                                2,027,250
                                                                 --------------
                                                                       3,695,850
                                                                 --------------
CONSUMER DURABLES -- 0.1%
                   28,500  Whirlpool Corp.                            1,854,281
                                                                 --------------
DEFENSE/AEROSPACE -- 1.0%
                  391,200  Boeing Co.                                16,259,250
                  135,000  General Dynamics Corp.                     7,121,250
                                                                 --------------
                                                                      23,380,500
                                                                 --------------
DEPARTMENT STORES -- 3.8%
                   39,000  Kohl's Corp.(1)                            2,815,312
                1,313,500  Wal-Mart Stores, Inc.                     90,795,688
                                                                 --------------
                                                                      93,611,000
                                                                 --------------
DRUGS -- 7.1%
                   70,200  Allergan, Inc.                             3,492,450
                  379,000  Amgen Inc.(1)                             22,751,844
                  164,300  Andrx Corp.(1)                             6,916,003
                  100,800  Biogen, Inc.(1)                            8,514,450
                  320,100  Bristol-Myers Squibb Co.                  20,546,419
                  146,900  Forest Laboratories, Inc.(1)               9,025,169
                  644,000  IVAX Corp.(1)                             16,583,000
                   80,300  Jones Pharma Inc.                          3,488,031
                   64,500  MedImmune, Inc.(1)                        10,694,906
                   94,400  Merck & Co., Inc.                      6,330,700
                  535,400  Pfizer, Inc.                              17,367,038
                  615,100  Schering-Plough Corp.                     25,949,531
                   70,486  Shire Pharmaceuticals Group
                              PLC ADR(1)                              2,039,689
                  261,600  Warner-Lambert Co.                        21,434,850
                                                                 --------------
                                                                     175,134,080
                                                                 --------------

8      1-800-345-2021                         See Notes to Financial Statements

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                               Value
---------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 7.8%
                  644,500  Cisco Systems Inc.(1)                 $   69,021,922
                  257,200  Corning Inc.                              33,162,725
                   54,700  Harmonic, Inc.(1)                          5,187,953
                  573,600  Lucent Technologies Inc.                  42,912,450
                  155,700  Millipore Corp.                            6,013,912
                   60,200  Motorola, Inc.                             8,864,450
                  161,700  Nortel Networks Corp.                     16,331,700
                  203,800  Scientific-Atlanta, Inc.                  11,336,375
                                                                 --------------
                                                                     192,831,487
                                                                 --------------
ELECTRICAL UTILITIES -- 1.6%
                  106,400  Energy East Corp.                          2,214,450
                  246,000  Minnesota Power & Light Co.            4,166,625
                  303,100  Public Service Enterprise
                              Group Inc.                             10,551,669
                  134,300  Reliant Energy, Inc.                       3,072,112
                  340,800  Southern Co.                               8,008,800
                   88,800  Texas Utilities Co.                        3,157,950
                  419,400  Utilicorp United Inc.                      8,152,088
                                                                 --------------
                                                                      39,323,694
                                                                 --------------
ENERGY RESERVES & PRODUCTION -- 4.5%
                  688,100  Amerada Hess Corp.                        39,049,675
                   77,900  Anadarko Petroleum Corp.                   2,658,338
                  593,900  Apache Corp.                              21,937,181
                  222,900  Atlantic Richfield Co.                    19,280,850
                  174,956  Exxon Mobil Corp.                         14,094,893
                  936,600  Union Pacific Resources                   11,941,650
                   43,100  Vastar Resources, Inc.                     2,542,900
                                                                 --------------
                                                                     111,505,487
                                                                 --------------
ENTERTAINMENT -- 0.6%
                   69,300  Carnival Corp. Cl A                        3,313,406
                   77,500  Pixar, Inc.(1)                             2,739,141
                  147,100  Viacom, Inc. Cl B(1)                       8,890,356
                                                                 --------------
                                                                      14,942,903
                                                                 --------------
FINANCIAL SERVICES -- 4.8%
                  536,600  Fannie Mae                                33,503,962
                  229,800  Federal Home Loan Mortgage
                              Corporation                            10,814,962
                  129,600  Gallagher (Arthur J.) & Co.            8,391,600
                  348,900  General Electric Co. (U.S.)               53,992,275
                  136,400  Providian Financial Corp.                 12,420,925
                                                                 --------------
                                                                     119,123,724
                                                                 --------------
FOOD & BEVERAGE -- 2.6%
                   72,000  ConAgra, Inc.                              1,624,500
                   91,000  General Mills, Inc.                        3,253,250
                  134,500  Hormel Foods Corp.                         5,464,062
                  680,600  IBP, Inc.                                 12,250,800
                  431,200  Quaker Oats Co. (The)                     28,297,500
                  250,800  Suiza Foods Corp.(1)                       9,937,950
                   59,146  Unilever N.V. New York Shares              3,219,761
                                                                 --------------
                                                                      64,047,823
                                                                 --------------

Shares                                                               Value
---------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.2%
                   71,400  Georgia-Pacific Corp.                 $    3,623,550
                  106,300  Kimberly-Clark Corp.                       6,936,075
                   64,300  Temple-Inland Inc.                         4,239,781
                  197,700  Weyerhaeuser Co.                          14,197,331
                                                                 --------------
                                                                      28,996,737
                                                                 --------------
GAS & WATER UTILITIES -- 0.2%
                  268,500  LG&E Energy Corp.                      4,681,969
                                                                 --------------
HEAVY ELECTRICAL EQUIPMENT -- 0.9%
                   97,700  American Power Conversion
                              Corp.(1)                                2,573,784
                  283,700  CommScope, Inc.(1)                        11,436,656
                   73,200  Cummins Engine Company, Inc.               3,536,475
                   92,700  Rockwell International Corp.               4,438,012
                                                                 --------------
                                                                      21,984,927
                                                                 --------------
HOME PRODUCTS -- 1.6%
                  123,800  Fortune Brands, Inc.                       4,093,138
                  250,900  Procter & Gamble Co. (The)            27,489,231
                  148,100  Ralston Purina Co.                         4,128,288
                  141,400  Tupperware Corp.                           2,394,962
                                                                 --------------
                                                                      38,105,619
                                                                 --------------
HOTELS -- 0.1%
                   57,200  Anchor Gaming(1)                           2,479,262
                                                                 --------------
INDUSTRIAL PARTS -- 1.1%
                  234,900  Ingersoll-Rand Co.                        12,934,181
                  180,200  Tyco International Ltd.                    7,005,275
                   95,700  United Technologies Corp.                  6,220,500
                                                                 --------------
                                                                      26,159,956
                                                                 --------------
INDUSTRIAL SERVICES -- 0.4%
                  201,200  Hertz Corp. Cl A                          10,085,150
                                                                 --------------
INFORMATION SERVICES -- 1.5%
                  165,000  Automatic Data Processing, Inc.            8,889,375
                  170,000  Electronic Data Systems Corp.             11,379,375
                   89,600  MedQuist Inc.(1)                           2,304,400
                  363,700  Valassis Communications, Inc.(1)          15,366,325
                                                                 --------------
                                                                      37,939,475
                                                                 --------------
INTERNET -- 2.5%
                  447,800  America Online Inc.(1)                    33,780,912
                  175,100  USWeb Corp.(1)                             7,786,478
                   46,300  Yahoo! Inc.(1)                            20,034,878
                                                                 --------------
                                                                      61,602,268
                                                                 --------------
LEISURE -- 0.1%
                   76,800  Station Casinos, Inc.(1)                   1,723,200
                                                                 --------------
LIFE & HEALTH INSURANCE -- 1.2%
                   54,900  Aetna Inc.                                 3,064,106
                  680,500  Lincoln National Corp.                    27,220,000
                                                                 --------------
                                                                      30,284,106
                                                                 --------------

See Notes to Financial Statements               www.americancentury.com      9

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                               Value
---------------------------------------------------------------------------------
MEDIA -- 2.4%
                   58,800  Adelphia Communications Corp.
                              Cl A(1)                            $    3,856,912
                  525,200  CBS Corp.(1)                              33,579,975
                  118,100  Comcast Corp. Cl A                         5,967,741
                  168,200  Cox Communications, Inc. Cl A(1)           8,662,300
                   68,400  EchoStar Communications Corp.
                              Cl A(1)                                 6,660,450
                                                                 --------------
                                                                      58,727,378
                                                                 --------------
MEDICAL PRODUCTS & SUPPLIES -- 2.0%
                  220,900  Bard (C.R.), Inc.                         11,707,700
                   90,000  IDEC Pharmaceuticals Corp.(1)              8,834,062
                  210,000  Johnson & Johnson                     19,556,250
                  129,800  Mallinckrodt Inc.                          4,129,262
                   83,500  VISX, Inc.(1)                              4,323,734
                                                                 --------------
                                                                      48,551,008
                                                                 --------------
MEDICAL PROVIDERS & SERVICES -- 0.4%
                  251,200  Oxford Health Plans, Inc.(1)               3,194,950
                   79,200  PacifiCare Health Systems, Inc.(1)         4,200,075
                   54,100  United HealthCare Corp.                    2,874,062
                                                                 --------------
                                                                      10,269,087
                                                                 --------------
MINING & METALS -- 0.8%
                  100,400  Alcan Aluminium Ltd.                       4,135,225
                   78,900  Alcoa Inc.                                 6,548,700
                  121,500  Ball Corporation                           4,784,062
                   85,300  Centex Construction Products Inc.          3,326,700
                                                                 --------------
                                                                      18,794,687
                                                                 --------------
MOTOR VEHICLES & PARTS -- 1.3%
                  115,600  Delphi Automotive Systems Corp.            1,820,700
                  314,900  Ford Motor Co.                            16,827,469
                  113,500  General Motors Corp.                       8,250,031
                  110,400  PACCAR Inc.                                4,888,650
                                                                 --------------
                                                                      31,786,850
                                                                 --------------
OIL REFINING -- 0.2%
                   69,600  Texaco Inc.                                3,780,150
                                                                 --------------
OIL SERVICES -- 0.3%
                  262,900  Ensco International Inc.                   6,013,838
                   73,300  Noble Drilling Corp.(1)                    2,400,575
                                                                 --------------
                                                                       8,414,413
                                                                 --------------
PROPERTY & CASUALTY INSURANCE -- 1.3%
                  441,600  Ambac Financial Group, Inc.               23,046,000
                   42,000  American International Group, Inc.         4,541,250
                  100,900  Radian Group Inc.                          4,817,975
                                                                 --------------
                                                                      32,405,225
                                                                 --------------
PUBLISHING -- 0.4%
                  395,700  Deluxe Corp.                              10,857,019
                                                                 --------------

Shares                                                               Value
---------------------------------------------------------------------------------
RESTAURANTS -- 0.5%
                  235,200  Brinker International, Inc.(1)        $    5,644,800
                   73,900  Darden Restaurants, Inc.                   1,339,438
                  292,400  Jack in the Box Inc.(1)                    6,049,025
                                                                 --------------
                                                                      13,033,263
                                                                 --------------
SECURITIES & ASSET MANAGEMENT -- 2.9%
                   33,300  Merrill Lynch & Co., Inc.              2,780,550
                  483,100  Morgan Stanley Dean Witter
                              & Co.                              68,962,525
                                                                 --------------
                                                                      71,743,075
                                                                 --------------
SEMICONDUCTOR -- 3.8%
                  436,500  Applied Materials, Inc.(1)                55,285,453
                  456,700  Integrated Device Technology,
                              Inc.(1)                                13,230,028
                   70,300  Lam Research Corp.(1)                      7,847,238
                  171,600  National Semiconductor Corp.(1)            7,346,625
                  117,300  PerkinElmer, Inc.                          4,889,944
                   47,400  Texas Instruments Inc.                     4,591,875
                                                                 --------------
                                                                      93,191,163
                                                                 --------------
SPECIALTY STORES -- 2.7%
                  104,800  Best Buy Co., Inc.(1)                      5,259,650
                  756,000  Home Depot, Inc.                          51,833,250
                  183,800  Zale Corp.(1)                              8,891,325
                                                                 --------------
                                                                      65,984,225
                                                                 --------------
TELEPHONE -- 7.4%
                  704,350  AT&T Corp.                            35,745,762
                  160,800  Bell Atlantic Corp.                        9,899,250
                  620,600  BellSouth Corp.                           29,051,838
                   76,700  Dycom Industries, Inc.(1)                  3,379,594
                  304,700  GTE Corp.                                 21,500,394
                  773,015  SBC Communications Inc.                   37,684,481
                  576,800  Sprint Corp.                              38,825,850
                   65,500  U S WEST, Inc.                             4,716,000
                                                                 --------------
                                                                     180,803,169
                                                                 --------------
TOBACCO -- 0.1%
                  154,400  Universal Corp.                            3,522,250
                                                                 --------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   25,100  United Parcel Service, Inc. Cl B           1,731,900
                   27,600  USFreightways Corp.                        1,314,450
                                                                 --------------
                                                                       3,046,350
                                                                 --------------
WIRELESS TELECOMMUNICATIONS -- 0.9%
                   70,000  Nextel Communications, Inc.(1)             7,216,562
                   35,600  QUALCOMM Inc.(1)                           6,268,938
                   82,000  Sprint PCS(1)                              8,405,000
                                                                 --------------
                                                                      21,890,500
                                                                 --------------
TOTAL COMMON STOCKS                                               2,403,355,593
                                                                 --------------
   (Cost $1,738,798,890)

10      1-800-345-2021                        See Notes to Financial Statements

Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

                                                                           Value
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 2.3%
    Repurchase Agreement, Merrill Lynch &
       Co., Inc., (U.S. Treasury obligations), in a joint
       trading account at 3.00%, dated 12/31/99,
       due 1/3/00 (Delivery value $57,314,325)                   $   57,300,000
                                                                 --------------
   (Cost $57,300,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $2,460,655,593
                                                                 ==============
   (Cost $1,796,098,890)

FUTURES CONTRACTS
                                              Underlying
                        Expiration            Face Amount         Unrealized
     Purchased             Date                at Value              Gain
----------------------------------------------------------------------------------
  158 S&P 500         March
      Futures              2000              $58,697,000          $3,200,191
                                          ======================================

Futures contracts are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid
(easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

See Notes to Financial Statements               www.americancentury.com      11

Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                               INVESTOR CLASS                               ADVISOR CLASS         INSTITUTIONAL CLASS
                            (INCEPTION 12/17/90)                         (INCEPTION 12/15/97)     (INCEPTION    1/28/98)
             INCOME &   S&P      LARGE-CAP VALUE FUNDS(2)       INCOME &   S&P   INCOME &   S&P
                GROWTH        500     AVERAGE RETURN   FUND'S RANKING      GROWTH       500        GROWTH        500
========================================================================================================================
6 MONTHS(1)      7.53%       7.69%        -0.03%            --              7.42%       7.69%       7.69%       7.69%
1 YEAR          17.96%      21.04%        11.23%       69 OUT OF 279       17.65%      21.04%      18.27%      21.04%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         26.51%      27.56%        19.25%       15 OUT OF 187         --          --          --          --
5 YEARS         28.02%      28.56%        22.35%        6 OUT OF 118         --          --          --          --
LIFE OF FUND    21.43%     20.79%(3)     17.36%(3)     3 OUT OF 47(3)      22.65%     25.10%(4)    23.99%      24.84%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/20/90, the date nearest the class's inception for which data are available.

(4) Since 12/11/97, the date nearest the class's inception for which data are available.

See pages 45-47 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/99
Income & Growth       $57,172
S&P 500               $55,070

                Income & Growth       S&P 500
DATE                   VALUE                 VALUE
12/20/90              $10,000               $10,000
12/31/90              $10,129               $10,040
3/31/91               $11,821               $11,499
6/30/91               $11,784               $11,472
9/30/91               $12,689               $12,086
12/31/91              $14,083               $13,099
3/31/92               $13,598               $12,768
6/30/92               $13,602               $13,010
9/30/92               $13,997               $13,420
12/31/92              $15,190               $14,096
3/31/93               $15,930               $14,712
6/30/93               $16,296               $14,784
9/30/93               $16,981               $15,166
12/31/93              $16,908               $15,518
3/31/94               $16,147               $14,930
6/30/94               $16,231               $14,992
9/30/94               $16,851               $15,725
12/31/94              $16,814               $15,722
3/31/95               $18,285               $17,254
6/30/95               $20,009               $18,901
9/30/95               $21,672               $20,404
12/31/95              $23,013               $21,632
3/31/96               $24,300               $22,794
6/30/96               $25,284               $23,817
9/30/96               $26,146               $24,553
12/31/96              $28,572               $26,599
3/31/97               $29,081               $27,312
6/30/97               $33,655               $32,083
9/30/97               $37,445               $34,483
12/31/97              $38,419               $35,472
3/31/98               $44,251               $40,421
6/30/98               $45,251               $41,755
9/30/98               $40,142               $37,600
12/31/98              $49,045               $45,609
3/31/99               $49,982               $47,885
6/30/99               $53,801               $51,265
9/30/99               $50,826               $48,061
12/31/99              $57,172               $55,070

$10,000 investment made 12/20/90(3)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
S&P 500 is provided for comparison in each graph. Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                Income & Growth       S&P 500
DATE                   RETURN               RETURN
12/31/90*               1.29%                2.25%
12/31/91               39.08%               30.33%
12/31/92                7.86%                7.61%
12/31/93               11.31%               10.03%
12/31/94               -0.55%                1.36%
12/31/95               36.88%               37.44%
12/31/96               24.15%               22.93%
12/31/97               34.52%               33.36%
12/31/98               27.67%               28.68%
12/31/99               17.96%               21.04%

* From 12/17/90 (the fund's inception date) to 12/31/90.

12      1-800-345-2021

Income & Growth--Q&A
--------------------------------------------------------------------------------

     An interview with John Schniedwind and Kurt Borgwardt (pictured on page 5), portfolio managers on the Income & Growth fund investment team.

HOW DID INCOME & GROWTH PERFORM IN 1999?

     The fund performed well, beating the average large-cap value fund, but it fell short of its benchmark, the S&P 500. Income & Growth's total return for the year was 17.96%,* compared with the 21.04% return of the S&P 500 and the 11.23% average return of the 279 large-cap value funds tracked by Lipper
Inc. The fund's 1999 return ranked it in the top quarter of its Lipper category

     Income & Growth's longer-term returns are even better--its three- and five-year returns placed in the top 10% of the large-cap value category. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM THE  S&P 500?

     We can break Income & Growth's 1999 performance into two periods--the first quarter, and the rest of the year. The fund underperformed the S&P 500 in the first quarter, when just a handful of companies were leading the index higher. The fund was underweight many of those stocks because they were trading at what we felt were extremely high prices in relation to their earnings or book values.

     Since then, the fund's relative performance has been much better. Part of the reason is that the stock market's rally has broadened to include a wider variety of companies, including many of the fund's holdings. But another important factor was some adjustments we made to the computer models that help us make investment decisions.

WHAT MODIFICATIONS DID YOU MAKE?

     First, it's important to put these changes in context. The foundations of our investment process--using quantitative models to select stocks and limit our overall risk relative to the S&P 500--remain in place.

     With that in mind, the most important modification was to shift to an
"industry-neutral" approach. In the past, one of our strategies was to over- and underweight various industries relative to the S&P 500, based on the recommendations of our stock-picking model. For example, throughout 1998 the fund held a larger percentage of financial stocks than the S&P 500.

     However, we found that, when looking over the life of the fund, these industry "bets" weren't contributing significantly to outperformance.
What they were contributing was increased volatility to the fund's returns compared with the S&P 500. This became especially noticeable in the last half of 1998 and the first quarter of 1999, when Income & Growth's return lagged well behind that of the index.

     So we've brought the fund's industry weightings closer to those of the
S&P 500. At the same time, we're focusing more closely on a large number of small, measured bets on individual companies. We believe that this is what our investment process does best.

HOW HAS THIS NEW APPROACH WORKED?

     It's only been in place since April, so it's hard to draw any meaningful conclusions from such a short time frame. However, the fund beat the S&P 500 during the last nine months of the year--a 15.75% return vs. 15.29% for the index--and it tracked the index's performance much better from month to month.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE FUND PERFORMED WELL, BEATING THE AVERAGE LARGE-CAP VALUE FUND, BUT IT
FELL SHORT OF THE S&P 500."

PORTFOLIO AT A GLANCE
                          12/31/99          12/31/98
NO. OF COMPANIES             279              274
DIVIDEND YIELD              1.36%            1.72%
MEDIAN P/E RATIO            23.5             20.4
PORTFOLIO TURNOVER           58%              86%
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.68%            0.69%

Investment terms are defined in the Glossary on pages 47-48.

                                                www.americancentury.com      13

Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

LET'S TALK ABOUT SOME OF YOUR SPECIFIC STOCK PICKS. WHAT WORKED WELL IN 1999?

     Technology stocks were the market leaders, and there were plenty of opportunities to pick winners in that sector of the market.

     Early in the year, the fund benefited from key overweights among computer manufacturers, including Hewlett-Packard, which was a top-ten holding at mid-year, and Apple. HP reported strong profit growth from sales of its printers and imaging equipment, while Apple found success with the introduction of the
iMac.

     In the last six months, the fund's semiconductor stocks, such as Applied
Materials and Lam Research, were strong performers. Both of these stocks surged when demand for computer microchips rebounded in the last half of the year.
Applied Materials rose by more than 75% in the last six months of 1999, while
Lam was up more than 150%.

     We also maintained solid weightings in many of the bigger tech stocks, like
Microsoft, the fund's top holding and the largest stock in the S&P 500.
Microsoft returned 70% in 1999 despite anti-trust litigation against the company.

WERE THERE ANY MISSTEPS IN THE TECHNOLOGY SECTOR?

     Just as some of our overweights enhanced performance, several of our tech underweights detracted from fund performance.

     We were underweight some of the larger computer network companies, like Sun
Microsystems and Cisco Systems. Our models indicated that both of these stocks were very expensive, with extremely high price/earnings ratios. Nonetheless, they both posted triple-digit returns in 1999.

     We also limited our exposure to Internet stocks, which generally had strong returns despite some extreme volatility during the year.

HOW DID THE FUND FARE IN OTHER SECTORS OF THE MARKET?

     Our models found some value in the basic materials sector, which includes companies that extract or make products from natural resources. The global economic recovery in 1999 helped increase demand for commodities, and that boosted profit margins for many basic materials companies.

     Income & Growth got excellent performance from several fund overweights in this area, including Phelps Dodge, a mining company; Dow Chemical; and two forest products companies, Weyerhaeuser and Georgia Pacific.

     One overweight that did well in a difficult industry was Morgan Stanley
Dean Witter, a top-ten holding. Although many financial stocks were punished because of rising interest rates, Morgan Stanley maintained strong profits through growth in its fee-based underwriting and mergers-and-acquisitions business, which is not directly tied to the interest rate environment.

YOU'VE TALKED A LOT ABOUT THE SUCCESS OF YOUR OVERWEIGHTS IN CERTAIN STOCKS.
WHAT ABOUT UNDERWEIGHTS?

     One of our best underweights throughout the year was the Coca-Cola Company.
Coke had a huge run-up in 1997 and 1998, and we felt that it was priced much too high relative to its earnings growth. As a result, we sold virtually all of our
Coke holdings prior to the start of this year.

[left margin]

"ONE THING WE DO EXPECT TO SEE IN THE COMING YEAR IS A CONTINUATION OF THE
DAY-TO-DAY VOLATILITY THAT'S BECOME A REGULAR OCCURRENCE IN THE PAST COUPLE OF
YEARS."

TOP TEN HOLDINGS
                                     % OF FUND INVESTMENTS
                                     AS OF          AS OF
                                   12/31/99         6/30/99
MICROSOFT CORP.                      4.9%            3.9%
GENERAL ELECTRIC CO.
     (U.S.)                          3.3%            2.7%
CISCO SYSTEMS INC.                   2.7%            1.4%
WAL-MART STORES, INC.                2.5%            2.1%
MORGAN STANLEY
     DEAN WITTER & CO.           1.8%            1.3%
CHASE MANHATTAN
     CORP.                           1.7%            2.3%
LUCENT TECHNOLOGIES
     INC.                            1.6%            1.7%
CITIGROUP INC.                       1.6%            0.9%
AT&T CORP.                       1.5%            1.8%
SBC COMMUNICATIONS
     INC.                            1.4%            1.1%

14          1-800-345-2021

Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Global demand for Coke's products weakened in 1999, and a product recall and lawsuit in Belgium negatively affected its stock price. Coca-Cola Company stock finished the year down about 15%.

SOUNDS LIKE WE'VE COVERED MOST OF THE GOOD NEWS. WHAT HURT INCOME & GROWTH'S
PERFORMANCE IN 1999?

     The banking sector was one area that detracted from fund performance.
Several of our overweights among bank stocks performed very poorly. For example, shares of Banc One suffered sizable losses after the company announced an earnings shortfall in the third quarter. Greater competition in its credit-card business led to lower credit-card interest rates and narrower profit margins.
Banc One's stock price fell by more than 30% in 1999.

     For part of the year, we were also overweight several big drug stocks, like
Pfizer and American Home Products. The larger pharmaceutical companies produce steady profits regardless of the economic environment, so their stocks tend to perform best when the economy slows down. But with the economy in high gear throughout the year, these stocks struggled.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET IN 2000?

     The 1990s were an incredible period for equity investors, and it's hard to imagine that stocks will achieve the same kind of returns in the next decade.

     But the conditions that produced these stellar equity returns are still in place. Corporate earnings are expected to grow at a healthy pace in 2000, inflation remains modest, and the U.S. economic juggernaut keeps rolling along--the current economic expansion, which will begin its tenth year in
February, is the longest in U.S. history. These are all positive factors for the stock market.

     One thing we do expect to see in the coming year is a continuation of the day-to-day volatility that's become a regular occurrence in the past couple of years. When a bull market lasts this long, investors tend to get a little jumpy and react to any news--good or bad--in swift and dramatic fashion. We'll probably see more of this behavior going forward.

WHAT ARE YOUR PLANS FOR INCOME & GROWTH IN THE COMING MONTHS?

     We don't plan to change our overall strategy. We intend to keep the fund fully invested in U.S. stocks, using our quantitative computer models to help us select what we believe are the most attractive companies in each industry.

     In addition, our quantitative analysis team (see picture on page 7) is continually exploring ways to improve our stock-ranking models. This team has been critical to the long-term success of Income & Growth, working behind the scenes to enhance the effectiveness of our quantitative models and the process we use to manage the portfolio. Any adjustments we make going forward will be the result of their diligent research.

     One area where we see some value in the coming year is small-cap stocks.
Small-caps were left out of the rally in 1998, but they began to turn around in
1999, and we like their prospects for 2000. The fund has a smaller average market capitalization than the S&P 500, so better small-cap performance would be beneficial for Income & Growth.

[right margin]

"WE'RE FOCUSING MORE CLOSELY ON A LARGE NUMBER OF SMALL, MEASURED BETS ON
INDIVIDUAL COMPANIES. WE BELIEVE THAT THIS IS WHAT OUR INVESTMENT PROCESS DOES
BEST."

5 LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/99)
                                  % OF              % OF
                                 FUND'S            S&P
                                 STOCKS              500
CHASE MANHATTAN
     CORP.                       1.74%              0.52%
MORGAN STANLEY
     DEAN WITTER & CO.       1.83%              0.65%
KERR-MCGEE CORP.                 1.21%              0.04%
MARSH & MCLENNAN
     COMPANIES, INC.             1.29%              0.21%
ADAPTEC, INC.                    0.82%              0.04%

5 LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/99)
                                  % OF              % OF
                                 FUND'S            S&P
                                 STOCKS              500
AMERICAN
     INTERNATIONAL
     GROUP, INC.                 0.18%              1.36%
COCA-COLA CO.                    0.01%              1.17%
INTEL CORP.                      1.34%              2.23%
EXXON MOBIL CORP.                1.40%              2.26%
GENERAL ELECTRIC CO.             3.38%              4.12%

                                               www.americancentury.com      15

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

DECEMBER 31, 1999

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.1%
AIRLINES -- 0.1%
                  60,600   AMR Corp.(1)                          $    4,060,200
                  75,300   Delta Air Lines Inc.                       3,750,881
                                                                 --------------
                                                                       7,811,081
                                                                 --------------
ALCOHOL -- 0.4%
                 358,700   Anheuser-Busch Companies, Inc.            25,422,862
                                                                 --------------
APPAREL & TEXTILES -- 0.1%
                  38,500   Liz Claiborne, Inc.                        1,448,562
                 286,100   Sara Lee Corp.                             6,312,081
                                                                 --------------
                                                                       7,760,643
                                                                 --------------
BANKS -- 6.3%
                 973,500   AmSouth Bancorporation                    18,800,719
                 526,200   Banc One Corp.                            16,871,288
               1,797,700   Bank of America Corp.                     90,222,069
               1,565,300   Chase Manhattan Corp.                    121,604,244
               2,056,200   Citigroup Inc.                           114,247,612
                 147,200   Cullen/Frost Bankers, Inc.                 3,790,400
                 236,000   First Union Corp.                          7,743,750
                 492,000   Fleet Boston Financial Corp.              17,127,750
                 196,900   KeyCorp                                    4,356,412
                  38,800   North Fork Bancorporation, Inc.              679,000
                  87,800   Pacific Century Financial Corp.            1,640,762
                 133,900   PNC Bank Corp.                             5,958,550
                  55,900   Republic New York Corp.                    4,024,800
                 573,000   UnionBanCal Corp.                         22,597,688
                 457,600   Wells Fargo & Co.                     18,504,200
                                                                 --------------
                                                                     448,169,244
                                                                 --------------
CHEMICALS -- 3.1%
                 259,100   Dexter Corp. (The)                        10,299,225
                 527,300   Dow Chemical Co.                          70,460,462
                 168,900   Engelhard Corp.                            3,187,988
                 140,900   Illinois Tool Works Inc.                   9,519,556
               1,362,200   Kerr-McGee Corp.                          84,456,400
                 373,600   Minnesota Mining &
                              Manufacturing Co.                      36,566,100
                 331,200   Sherwin-Williams Co.                       6,955,200
                                                                 --------------
                                                                     221,444,931
                                                                 --------------
CLOTHING STORES -- 0.3%
                 293,500   Abercrombie & Fitch Co. Cl A(1)        7,832,781
                  25,200   AnnTaylor Stores Corp.(1)                    867,825
                 377,800   Ross Stores, Inc.                          6,824,012
                 173,500   TJX Companies, Inc. (The)                  3,545,906
                 214,900   Tommy Hilfiger Corp.(1)                    5,009,856
                                                                 --------------
                                                                      24,080,380
                                                                 --------------

Shares                                                               Value
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 5.3%
               1,148,200   Adaptec, Inc.(1)                      $   57,230,594
                 396,000   Apple Computer, Inc.(1)                   40,701,375
               1,110,800   Dell Computer Corp.(1)                    56,616,088
                  62,200   Diebold, Inc.                              1,461,700
                 351,600   Electronics for Imaging, Inc.(1)          20,612,550
                 398,300   EMC Corp. (Mass.)(1)                      43,514,275
                  38,800   Gateway Inc.(1)                            2,796,025
                 681,000   Hewlett-Packard Co.                       77,591,438
                 515,500   Pitney Bowes Inc.                         24,905,094
                 712,600   Sun Microsystems, Inc.(1)                 55,159,694
                                                                 --------------
                                                                     380,588,833
                                                                 --------------
COMPUTER SOFTWARE -- 8.8%
                 279,400   Adobe Systems Inc.                        18,789,650
                 248,600   Computer Associates
                              International, Inc.                    17,386,462
                 450,200   Compuware Corp.(1)                        16,755,881
                 150,700   Comverse Technology, Inc.(1)              21,809,116
                 871,400   International Business Machines
                              Corp.                                  94,111,200
               3,005,700   Microsoft Corp.(1)                       350,821,547
                 127,900   NCR Corp.(1)                               4,844,212
                 278,000   Novell, Inc.(1)                           11,093,938
                 678,100   Oracle Corp.(1)                           75,968,391
                 450,000   Unisys Corp.(1)                           14,371,875
                                                                 --------------
                                                                     625,952,272
                                                                 --------------
CONSTRUCTION & REAL PROPERTY -- 0.2%
                 252,100   Armstrong World Industries, Inc.           8,413,838
                  30,900   Pulte Corp.                                  695,250
                 122,700   USG Corp.                                  5,782,238
                                                                 --------------
                                                                      14,891,326
                                                                 --------------
CONSUMER DURABLES -- 0.2%
                 214,200   Whirlpool Corp.                           13,936,388
                                                                 --------------
DEFENSE/AEROSPACE -- 0.8%
                 692,000   Boeing Co.                                28,761,250
                 201,500   General Dynamics Corp.                    10,629,125
                  49,500   Goodrich (B.F.) Company (The)              1,361,250
                 325,200   Northrop Grumman Corp.                    17,581,125
                                                                 --------------
                                                                      58,332,750
                                                                 --------------
DEPARTMENT STORES -- 3.4%
                  24,600   Costco Companies, Inc.(1)                  2,243,981
                  23,900   Dayton Hudson Corp.                        1,755,156
                 510,700   Federated Department Stores,
                              Inc.(1)                                25,822,269
                 202,700   Penney (J.C.) Company, Inc.                4,041,331
               1,091,500   Sears, Roebuck & Co.                  33,222,531
               2,534,100   Wal-Mart Stores, Inc.                    175,169,662
                                                                 --------------
                                                                     242,254,930
                                                                 --------------

16      1-800-345-2021                        See Notes to Financial Statements

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                               Value
--------------------------------------------------------------------------------
DRUGS -- 6.1%
                  57,400   American Home Products Corp.          $    2,263,712
                 348,500   Amgen Inc.(1)                             20,920,891
                 273,700   Andrx Corp.(1)                            11,521,059
                 136,700   Bergen Brunswig Corp. Cl A                 1,136,319
                 245,900   Biogen, Inc.(1)                           20,770,866
               1,044,100   Bristol-Myers Squibb Co.                  67,018,169
                 134,300   Forest Laboratories, Inc.(1)               8,251,056
                  13,000   Genentech, Inc.(1)                         1,748,500
                  94,300   Herbalife International, Inc. Cl A         1,337,881
                 457,800   Lilly (Eli) & Co.                     30,443,700
               1,232,400   Merck & Co., Inc.                     82,647,825
               2,923,600   Pfizer, Inc.                              94,834,275
                 700,000   Pharmacia & Upjohn Inc.               31,500,000
               1,017,500   Schering-Plough Corp.                     42,925,781
                 225,300   Warner-Lambert Co.                        18,460,519
                                                                 --------------
                                                                     435,780,553
                                                                 --------------
ELECTRICAL EQUIPMENT -- 7.1%
                 213,800   3Com Corp.(1)                             10,041,919
                  15,100   AVX Technology                               754,056
               1,765,900   Cisco Systems Inc.(1)                    189,116,853
                 169,500   Corning Inc.                              21,854,906
                  60,000   KLA-Tencor Corporation(1)                  6,680,625
               1,540,200   Lucent Technologies Inc.                 115,226,212
                 382,800   Motorola, Inc.                            56,367,300
                 645,700   Nortel Networks Corp.                     65,215,700
                 232,100   Scientific-Atlanta, Inc.                  12,910,562
                  28,600   Solectron Corp.(1)                         2,720,575
                 334,600   Tellabs, Inc.(1)                          21,466,681
                  32,600   Xircom, Inc.(1)                            2,445,000
                                                                 --------------
                                                                     504,800,389
                                                                 --------------
ELECTRICAL UTILITIES -- 2.1%
                 395,600   Ameren Corp.                              12,955,900
                  41,500   Conectiv, Inc. Cl A                        1,229,438
                 326,700   Constellation Energy Group                 9,474,300
                 351,200   DTE Energy Company                        11,018,900
                 243,900   Duke Energy Corp.                         12,225,488
                 518,100   GPU Inc.                                  15,510,619
                 519,900   Minnesota Power & Light Co.            8,805,806
                 603,400   Public Service Enterprise
                              Group Inc.                             21,005,862
                  59,100   Reliant Energy, Inc.                       1,351,912
               1,098,100   Sempra Energy                             19,079,488
                 569,700   Texas Utilities Co.                       20,259,956
                 964,800   Utilicorp United Inc.                     18,753,300
                                                                 --------------
                                                                     151,670,969
                                                                 --------------
ENERGY RESERVES & PRODUCTION -- 3.2%
                 187,600   Amerada Hess Corp.                        10,646,300
                  49,700   Apache Corp.                               1,835,794
                 256,500   Atlantic Richfield Co.                    22,187,250
                 485,300   Chevron Corp.                             42,039,112
               1,215,900   Exxon Mobil Corp.                         97,955,944

Shares                                                               Value
--------------------------------------------------------------------------------

               2,166,300   Occidental Petroleum Corp.            $   46,846,238
                 217,600   Phillips Petroleum Co.                    10,227,200
                                                                 --------------
                                                                     231,737,838
                                                                 --------------
ENTERTAINMENT -- 1.1%
                 926,900   Carnival Corp. Cl A                       44,317,406
                 512,800   Viacom, Inc. Cl B(1)                      30,992,350
                                                                 --------------
                                                                      75,309,756
                                                                 --------------
EQUITY REAL ESTATE
INVESTMENT TRUST -- 0.1%
                 352,800   CarrAmerica Realty Corp.                   7,452,900
                                                                 --------------
FINANCIAL SERVICES -- 5.8%
                  34,100   Aon Corp.                                  1,364,000
                 253,500   Block (H & R), Inc.                   11,090,625
                 956,000   Fannie Mae                                59,690,250
                  77,400   Federal Home Loan Mortgage
                              Corporation                             3,642,638
                 168,900   Gallagher (Arthur J.) & Co.           10,936,275
               1,528,100   General Electric Co. (U.S.)              236,473,475
                 940,900   Marsh & McLennan
                              Companies, Inc.                        90,032,369
                 151,400   MBNA Corp.                                 4,125,650
                                                                 --------------
                                                                     417,355,282
                                                                 --------------
FOOD & BEVERAGE -- 3.1%
                  36,300   Bestfoods                                  1,908,019
                  11,300   Coca-Cola Company (The)                      658,225
               1,844,000   ConAgra, Inc.                             41,605,250
                 281,700   Earthgrains Company                        4,542,412
                 830,100   General Mills, Inc.                       29,676,075
                  62,200   Heinz (H.J.) Co.                           2,476,338
                  97,600   Hormel Foods Corp.                         3,965,000
                 269,400   IBP, Inc.                                  4,849,200
                 320,100   Kellogg Co.                                9,863,081
               2,090,600   Nabisco Group Holdings Corp.              22,212,625
                 179,300   PepsiCo, Inc.                              6,320,325
                 727,200   Quaker Oats Co. (The)                     47,722,500
               1,463,100   Supervalu Inc.                            29,262,000
                 271,816   Unilever N.V. New York Shares             14,796,984
                                                                 --------------
                                                                     219,858,034
                                                                 --------------
FOREST PRODUCTS & PAPER -- 1.1%
                 182,500   Georgia-Pacific Corp.                      9,261,875
                  60,000   International Paper Co.                    3,386,250
                 284,300   Kimberly-Clark Corp.                      18,550,575
                 102,600   Louisiana-Pacific Corp.                    1,462,050
                 129,700   Temple-Inland Inc.                         8,552,094
                  52,600   Westvaco Corp.                             1,716,075
                 460,400   Weyerhaeuser Co.                          33,062,475
                                                                 --------------
                                                                      75,991,394
                                                                 --------------
GAS & WATER UTILITIES -- 0.1%
                 187,100   Keyspan Energy Corp.                       4,338,381
                  78,500   LG&E Energy Corp.                      1,368,844
                                                                 --------------
                                                                       5,707,225
                                                                 --------------

See Notes to Financial Statements               www.americancentury.com      17

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                               Value
--------------------------------------------------------------------------------
GOLD -- 0.1%
                 301,700   Barrick Gold Corp.                    $    5,336,319
                 144,100   Homestake Mining Co.                       1,125,781
                                                                 --------------
                                                                       6,462,100
                                                                 --------------
GROCERY STORES -- 0.3%
                  61,300   Albertson's, Inc.                          1,976,925
                 141,400   Great Atlantic & Pacific
                              Tea Co., Inc. (The)                     3,941,525
                 166,700   Kroger Co. (The)(1)                        3,146,462
                 185,100   Safeway Inc.(1)                            6,582,619
                 148,100   Winn-Dixie Stores, Inc.                    3,545,144
                                                                 --------------
                                                                      19,192,675
                                                                 --------------
HEAVY ELECTRICAL EQUIPMENT -- 1.1%
                 662,800   Cummins Engine Company, Inc.              32,021,525
                 606,200   Dover Corp.                               27,506,325
                 349,100   Rockwell International Corp.              16,713,162
                                                                 --------------
                                                                      76,241,012
                                                                 --------------
HEAVY MACHINERY(2)
                  35,600   Trinity Industries, Inc.                   1,012,375
                                                                 --------------
HOME PRODUCTS -- 2.5%
                  27,000   Alberto-Culver Company Cl B                  696,938
                 219,700   Avon Products, Inc.                        7,250,100
                 153,400   Church & Dwight Co., Inc.              4,093,862
                  15,800   Clorox Co. (The)                             795,925
                 508,200   Fortune Brands, Inc.                      16,802,362
                 209,100   International Flavors &
                              Fragrances Inc.                         7,893,525
                 519,300   National Service Industries, Inc.         15,319,350
                 859,000   Procter & Gamble Co. (The)            94,114,188
                 529,500   Ralston Purina Co.                        14,759,812
                 804,600   Tupperware Corp.                          13,627,912
                                                                 --------------
                                                                     175,353,974
                                                                 --------------
HOTELS(2)
                  46,300   Anchor Gaming(1)                           2,006,816
                                                                 --------------
INDUSTRIAL PARTS -- 1.1%
                 238,600   Briggs & Stratton Corp.               12,794,925
                 194,000   Pall Corp.                                 4,183,125
                  45,500   Pentair, Inc.                              1,751,750
                  68,400   Stanley Works (The)                        2,060,550
               1,125,000   Tyco International Ltd.                   43,734,375
                 209,600   United Technologies Corp.                 13,624,000
                                                                 --------------
                                                                      78,148,725
                                                                 --------------
INDUSTRIAL SERVICES -- 0.3%
                 413,100   Hertz Corp. Cl A                          20,706,638
                  47,600   Manpower Inc.                              1,790,950
                                                                 --------------
                                                                      22,497,588
                                                                 --------------
INFORMATION SERVICES -- 1.4%
                  68,300   American Management System,
                              Inc.(1)                                 2,136,509
                 432,900   Dun & Bradstreet Corp. (The)          12,770,550

Shares                                                               Value
--------------------------------------------------------------------------------

                 745,400   Electronic Data Systems Corp.         $   49,895,212
                 118,600   MedQuist Inc.(1)                           3,050,244
                  74,200   Omnicom Group Inc.                         7,420,000
                 148,000   Paychex, Inc.                              5,915,375
                 108,200   Shared Medical Systems Corp.               5,511,438
                 318,900   True North Communications Inc.            14,250,844
                                                                 --------------
                                                                     100,950,172
                                                                 --------------
INTERNET -- 1.7%
               1,207,600   America Online Inc.(1)                    91,098,325
                   4,400   CMGI Inc.(1)                               1,218,112
                   2,900   Network Solutions, Inc.(1)                   631,022
                  72,600   Yahoo! Inc.(1)                            31,415,381
                                                                 --------------
                                                                     124,362,840
                                                                 --------------
LEISURE -- 0.4%
                 133,100   Brunswick Corp.                            2,961,475
                 333,700   Eastman Kodak Co.                         22,107,625
                                                                 --------------
                                                                      25,069,100
                                                                 --------------
LIFE & HEALTH INSURANCE -- 1.0%
                 392,400   Aetna Inc.                                21,900,825
               1,218,800   Lincoln National Corp.                    48,752,000
                                                                 --------------
                                                                      70,652,825
                                                                 --------------
MEDIA -- 2.0%
               1,124,600   CBS Corp.(1)                              71,904,112
                 686,900   Comcast Corp. Cl A                        34,709,916
                 203,200   MediaOne Group Inc.(1)                    15,608,300
                 138,600   Time Warner Inc.                          10,039,838
                 152,900   Tribune Co.                                8,419,056
                                                                 --------------
                                                                     140,681,222
                                                                 --------------
MEDICAL PRODUCTS & SUPPLIES -- 2.1%
                 234,100   Bard (C.R.), Inc.                         12,407,300
                 111,800   Bausch & Lomb Inc. Cl A                7,651,312
                 468,900   Baxter International, Inc.                29,452,781
                 849,400   Johnson & Johnson                     79,100,375
                 528,100   Mallinckrodt Inc.                         16,800,181
                 131,500   VISX, Inc.(1)                              6,809,234
                                                                 --------------
                                                                     152,221,183
                                                                 --------------
MEDICAL PROVIDERS & SERVICES -- 0.4%
                 183,100   Oxford Health Plans, Inc.(1)               2,328,803
                 486,000   United HealthCare Corp.                   25,818,750
                                                                 --------------
                                                                      28,147,553
                                                                 --------------
MINING & METALS -- 0.8%
                 195,100   Alcan Aluminium Ltd.                       8,035,681
                  16,000   Alcoa Inc.                                 1,328,000
                 103,900   Ball Corporation                           4,091,062
                 495,100   Crown Cork & Seal Co., Inc.           11,077,862
                  58,400   Nucor Corp.                                3,201,050
                 407,500   Phelps Dodge Corp.                        27,353,438
                 151,500   Worthington Industries, Inc.               2,504,484
                                                                 --------------
                                                                      57,591,577
                                                                 --------------

18      1-800-345-2021                        See Notes to Financial Statements

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                               Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 1.7%
                  40,500   Delphi Automotive Systems Corp.       $      637,875
               1,340,000   Ford Motor Co.                            71,606,250
                 580,400   General Motors Corp.                      42,187,825
                 128,100   PACCAR Inc.                                5,672,428
                                                                 --------------
                                                                     120,104,378
                                                                 --------------
OIL REFINING -- 0.8%
                 716,000   Texaco Inc.                               38,887,750
                 659,100   Ultramar Diamond Shamrock
                              Corp.                                  14,953,331
                                                                 --------------
                                                                      53,841,081
                                                                 --------------
OIL SERVICES -- 1.1%
                 240,900   Diamond Offshore Drilling, Inc.            7,362,506
                 117,000   Noble Drilling Corp.(1)                    3,831,750
                 920,800   Royal Dutch Petroleum Co. New
                              York Shares                            55,650,850
                 345,700   Tidewater Inc.                            12,445,200
                                                                 --------------
                                                                      79,290,306
                                                                 --------------
PROPERTY & CASUALTY INSURANCE -- 1.6%
                  34,300   Allmerica Financial Corp.                  1,907,938
                 272,200   Ambac Financial Group, Inc.               14,205,438
                 115,875   American International Group, Inc.        12,528,984
                 294,000   Loews Corp.                               17,842,125
                 202,300   MGIC Investment Corp.                     12,175,931
                 137,700   PMI Group, Inc. (The)                      6,721,481
                  39,700   Radian Group Inc.                          1,895,675
               1,250,900   St. Paul Companies, Inc.                  42,139,694
                 185,300   Travelers Property Casualty
                              Corp. Cl A                              6,346,525
                                                                 --------------
                                                                     115,763,791
                                                                 --------------
PUBLISHING -- 0.5%
                 969,500   Deluxe Corp.                              26,600,656
                 185,900   Donnelley (R.R.) & Sons Co.            4,612,644
                  62,100   Knight-Ridder, Inc.                        3,694,950
                  75,500   Reader's Digest Association,
                              Inc. (The)                              2,208,375
                                                                 --------------
                                                                      37,116,625
                                                                 --------------
RAILROADS -- 0.1%
                 134,900   Union Pacific Corp.                        5,885,012
                                                                 --------------
RESTAURANTS -- 0.4%
                 166,700   Brinker International, Inc.(1)             4,000,800
                 498,800   Darden Restaurants, Inc.                   9,040,750
                  94,300   Tricon Global Restaurants Inc.(1)          3,642,338
                 669,200   Wendy's International, Inc.               13,802,250
                                                                 --------------
                                                                      30,486,138
                                                                 --------------
SECURITIES & ASSET MANAGEMENT -- 2.2%
                 141,000   Lehman Brothers Holdings Inc.             11,940,938
                 180,000   Merrill Lynch & Co., Inc.             15,030,000
                 899,700   Morgan Stanley Dean Witter
                              & Co.                             128,432,175
                                                                 --------------
                                                                     155,403,113
                                                                 --------------

Shares                                                               Value
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 3.7%
                 456,100   Applied Materials, Inc.(1)            $   57,767,916
                 470,200   Integrated Device Technology,
                              Inc.(1)                                13,621,106
               1,143,300   Intel Corp.                               94,072,153
                 278,100   Lam Research Corp.(1)                     31,042,912
                 240,000   Micron Technology, Inc.(1)                18,660,000
                  60,600   National Semiconductor Corp.(1)            2,594,438
                 297,000   PerkinElmer, Inc.                         12,381,188
                   9,700   SDL, Inc.(1)                               2,116,419
                 318,000   Texas Instruments Inc.                    30,806,250
                                                                 --------------
                                                                     263,062,382
                                                                 --------------
SPECIALTY STORES -- 2.2%
                 349,200   Best Buy Co., Inc.(1)                     17,525,475
                 392,000   Circuit City Stores-Circuit City
                              Group                                  17,664,500
               1,137,450   Home Depot, Inc.                          77,986,416
                 141,200   Lowe's Companies, Inc.                     8,436,700
                  95,900   Tandy Corp.                                4,717,081
                  24,000   Tiffany & Co.                          2,142,000
               1,172,100   Toys 'R' Us, Inc.(1)                      16,775,681
                 260,900   Zale Corp.(1)                             12,621,038
                                                                 --------------
                                                                     157,868,891
                                                                 --------------
TELEPHONE -- 7.4%
               2,155,900   AT&T Corp.                           109,411,925
                 789,400   Bell Atlantic Corp.                       48,597,438
               1,635,800   BellSouth Corp.                           76,575,888
                  85,100   Dycom Industries, Inc.(1)                  3,749,719
                 807,700   GTE Corp.                                 56,993,331
               1,524,300   MCI WorldCom, Inc.(1)                     80,835,534
                  24,200   NEXTLINK Communications, Inc.
                              Cl A(1)                                 2,009,356
               2,068,000   SBC Communications Inc.                  100,815,000
                 304,700   Sprint Corp.                              20,510,119
                  37,900   Talk.com, Inc.(1)                            671,541
                 342,500   U S WEST, Inc.                            24,660,000
                                                                 --------------
                                                                     524,829,851
                                                                 --------------
THRIFTS -- 0.2%
                 653,200   GreenPoint Financial Corp.                15,554,325
                                                                 --------------
TOBACCO -- 0.1%
                 442,700   Philip Morris Companies Inc.              10,265,106
                                                                 --------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                 102,900   United Parcel Service, Inc. Cl B           7,100,100
                                                                 --------------
WIRELESS TELECOMMUNICATIONS -- 2.0%
                 183,200   ALLTEL Corp.                              15,148,350
                  58,600   Nextel Communications, Inc.(1)             6,041,296
                 534,400   QUALCOMM Inc.(1)                          94,104,500
                 281,000   Sprint PCS(1)                             28,802,500
                                                                 --------------
                                                                     144,096,646
                                                                 --------------
TOTAL COMMON STOCKS                                               6,997,569,462
                                                                 --------------
   (Cost $5,202,877,301)

See Notes to Financial Statements               www.americancentury.com      19

Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS(2)
ELECTRICAL UTILITIES
                 185,900   Avista Corp., Series L, $1.24,
                              11/1/01                            $    2,834,975
                                                                 --------------
   (Cost $3,389,622)

TEMPORARY CASH INVESTMENTS -- 1.9%
              $50,000,000  U.S. Treasury Bills, 4.70%, 1/6/00        49,982,205
                                                                 --------------
       Repurchase Agreement, BA Security Services,
          Inc., (U.S. Treasury obligations), in a joint
          trading account at 3.00%, dated 12/31/99,
          due 1/3/00 (Delivery value $85,221,300)                    85,200,000
                                                                 --------------
TOTAL TEMPORARY CASH INVESTMENTS                                    135,182,205
                                                                 --------------
   (Cost $135,167,361)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $7,135,586,642
                                                                 ==============
   (Cost $5,341,434,284)

FUTURES CONTRACTS
                                            Underlying
                        Expiration          Face Amount           Unrealized
     Purchased             Date              at Value                Gain
----------------------------------------------------------------------------------
  454 S&P 500          March
      Futures              2000            $168,661,000           $11,080,545
                                       =========================================

Futures contracts are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid
(easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2)  Industry or category is less than 0.05% of total investment securities.

20      1-800-345-2021                        See Notes to Financial Statements

Small Cap Quantitative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                           INVESTOR CLASS (INCEPTION 7/31/98)               INSTITUTIONAL CLASS (INCEPTION 10/1/99)
                SMALL CAP      S&P    SMALLCAP SMALL-CAP CORE FUNDS(2)       SMALL CAP    S&P SMALLCAP
               QUANTITATIVE   600 INDEX   AVERAGE RETURN   FUND'S RANKING       QUANTITATIVE     600 INDEX
========================================================================================================================
6 MONTHS(1)       8.60%         7.02%         16.29%             --                 --               --
1 YEAR            9.76%        12.41%         28.26%       133 OUT OF 186           --               --
========================================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND      7.08%         9.13%         19.30%       114 OUT OF 172        15.25%(1)        12.46%(1)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 45-47 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 12/31/99 S&P SmallCap 600 Index
$11,319 Small Cap Quantitative $11,020

                    Small Cap          S&P SmallCap
                   Quantitative           600 Index
DATE                  VALUE                 VALUE
7/31/98              $10,000               $10,000
8/31/98               $8,000                $8,070
9/30/98               $8,460                $8,564
10/31/98              $8,840                $8,961
11/30/98              $9,399                $9,466
12/31/98             $10,040               $10,070
1/31/99               $9,679                $9,944
2/28/99               $8,799                $9,048
3/31/99               $8,642                $9,165
4/30/99               $9,404                $9,770
5/31/99               $9,685               $10,008
6/30/99              $10,146               $10,577
7/31/99              $10,046               $10,484
8/31/99               $9,685               $10,023
9/30/99               $9,685               $10,065
10/31/99              $9,745               $10,040
11/30/99             $10,126               $10,462
12/31/99             $11,020               $11,319

$10,000 investment made 7/31/98

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P SmallCap 600 Index is provided for comparison. Small Cap
Quantitative's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return of the index does not.
Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                www.americancentury.com      21

Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
[photos of Bill Martin and Kurt Borgwardt]

     An interview with Bill Martin and Kurt Borgwardt, portfolio managers on the
Small Cap Quantitative fund investment team.

HOW DID SMALL CAP QUANTITATIVE PERFORM IN 1999?

     The fund's total return for the year was 9.76%,* while the fund's performance benchmark, the S&P SmallCap 600, returned 12.41%. The average return of Small Cap Quantitative's peer group, the 186 small-cap core funds tracked by Lipper Inc., was 28.26%. (See the previous page for other fund performance comparisons.)

WHY WAS THERE SUCH A LARGE DISPARITY BETWEEN THE FUND'S RETURN AND THE AVERAGE
RETURN OF ITS PEER GROUP?

     It was mainly the effect of Internet and other technology stocks. They were by far the best-performing stocks in the small-cap universe and played a significant role in many small-cap funds. Small Cap Quantitative owns some of these stocks, too, but its portfolio is more balanced and diversified than many of its peers.

     Small Cap Quantitative's goal is to outperform its benchmark, the S&P
SmallCap 600. We think that tracking this index will ultimately produce better long-term returns than chasing our peer group's performance.

BUT THE FUND ALSO TRAILED THE S&P 600 IN 1999. WHAT HAPPENED THERE?

     The first quarter of the year was a difficult period for Small Cap
Quantitative. We were overweight several industries--such as title insurance, construction, and real estate--that were hurt by rising interest rates. In addition, we were underweight some parts of the technology sector, including the soaring Internet stocks. The fund also held several stocks that were torpedoed because of Y2K concerns.

     Since then, the fund's relative performance has improved significantly. In the last nine months of the year, Small Cap Quantitative returned 27.50%, easily outpacing the 23.52% return of the S&P 600.

WHAT MADE THE DIFFERENCE IN THE LAST NINE MONTHS?

     We made a couple of adjustments to our investment approach that we think contributed to our improved performance. First, we shifted to an "industry-
neutral" approach relative to the S&P 600. In the past, we would often over- and underweight industries in an effort to enhance fund returns compared with the index.

     However, we found that these industry "bets" weren't adding any value. All they were really adding was unwanted volatility, which became abundantly clear in the first quarter's underperformance. So we brought the fund's industry weightings back in line with those of the S&P 600.

     The other change we made was to cut down on the number of stocks in the portfolio. When the fund opened in mid-1998, it held 200-250 stocks, but we've pared that back to around 150.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE FIRST QUARTER OF THE YEAR WAS A DIFFICULT PERIOD FOR SMALL CAP
QUANTITATIVE."

PORTFOLIO AT A GLANCE
                         12/31/99           12/31/98
NO. OF COMPANIES            151                230
DIVIDEND YIELD             0.57%              0.65%
MEDIAN P/E RATIO           20.5               15.5
PORTFOLIO TURNOVER         148%              30%(1)
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.88%            0.94%(2)

(1)  July 31, 1998 (inception), through December 31, 1998.

(2)  Annualized.

Investment terms are defined in the Glossary on pages 47-48.

22      1-800-345-2021

Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Taken together, these changes increase our ability to focus on the individual companies that our stock-ranking models like best in each industry.
We think that's where our strengths lie.

HOW HAVE THESE CHANGES AFFECTED SMALL CAP QUANTITATIVE'S HOLDINGS?

     The best way to see these adjustments in action is to look at the fund's top ten holdings (see the table at right). Ten companies, nine widely different industries--from banks to medical products to semiconductors to international freight shippers. It even includes a company that makes those coupons you get at the checkout stand of your local grocery store.

WHICH COMPANY IS THAT?

     Catalina Marketing, the fund's fourth-biggest holding. Catalina does a wide variety of in-store promotions for retailers, including grocery checkout coupons. The coupons are printed out with your receipt and typically involve products that you regularly buy, based on your shopping history at that store.

     We gradually increased Small Cap Quantitative's holdings of Catalina over the last six months. The company reported a positive earnings surprise in
December, and its stock performed very well for the year--up about 70%.

WHAT OTHER STOCKS IN SMALL CAP QUANTITATIVE'S PORTFOLIO PERFORMED WELL LAST
YEAR?

     Semiconductor stocks were among the fund's best performers. Demand for computer microchips rebounded, especially in the last half of the year, and this provided a big boost to the fund's semiconductor shares.

     One example is CTS Corp., the fund's fifth-largest holding. CTS makes chips for both computers and wireless communications, including components for
Motorola's cellular phones. As a result, the company benefited from both increased chip demand and the explosive growth of the wireless industry. The stock returned 250% in 1999.

     Small Cap Quantitative's other semiconductor holdings did well, too--Cypress Semiconductor returned 290%, Novellus Systems rose 150%, and
Lattice Semiconductor was up 105%.

     The fund's stock selection among medical and drug stocks was also positive for fund performance.

LIKE YOUR BIGGEST HOLDING, IDEC PHARMACEUTICALS?

     That's an excellent example. IDEC is a biotechnology company that is working on several cancer-related drugs. The company already has a number of successful products, and it is one of the few biotech companies that is profitable.

     We bought IDEC shares in the last half of the year, and it was our best-performing stock in the final quarter of 1999 (up 109%).

WHAT STOCKS HURT FUND PERFORMANCE DURING THE YEAR?

     The financial services sector was one of the worst areas for the fund. Many financial companies struggled with rising interest rates and leaner profit margins. Although our stock selection was somewhat favorable-- especially among banks, such as top ten holdings Cullen/ Frost and Silicon Valley
Bancshares--most of the fund's financial stocks performed poorly.

[right margin]

"LOOK AT THE FUND'S TOP TEN HOLDINGS. TEN COMPANIES, NINE WIDELY DIFFERENT
INDUSTRIES--FROM BANKS TO MEDICAL PRODUCTS TO SEMICONDUCTORS TO INTERNATIONAL
FREIGHT SHIPPERS."

TOP TEN HOLDINGS
                                     % OF FUND INVESTMENTS
                                     AS OF           AS OF
                                   12/31/99         6/30/99
IDEC PHARMACUETICALS
     CORP.                           1.9%             --
CULLEN/FROST BANKERS,
     INC.                            1.5%            2.0%
EXPEDITORS
     INTERNATIONAL OF
     WASHINGTON, INC.                1.5%            0.8%
CATALINA MARKETING
     CORP.                           1.4%            0.3%
CTS CORP.                            1.3%            0.9%
JONES PHARMA INC.                    1.3%            0.3%
SEI INSTRUMENTS CO.                  1.3%             --
COMMSCOPE, INC.                      1.2%            0.8%
ZEBRA TECHNOLOGIES
     CORP. CL A                      1.2%            0.4%
SILICON VALLEY
     BANCSHARES                      1.1%            0.5%

                                                www.americancentury.com      23

Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Insurance stocks also hurt performance, especially early in the year. Our overweight in title insurance companies went against us when rising interest rates reduced home buying and refinancing activity. The fund's property and casualty insurance stocks suffered losses relating to increased claims and troubled business relationships.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR SMALL-CAP STOCKS IN 2000?

     Small-cap stocks rebounded in 1999 after a weak 1998, and we're optimistic about their chances for continued improvement in 2000. One point in their favor is corporate earnings growth, which has been very good among smaller companies.

     We think that this strong earnings growth, combined with the outperformance of large-cap stocks in recent years, means that small-cap shares still look like great bargains compared with large-caps. We wouldn't be surprised to see investors start to recognize and take advantage of this value in 2000.

     Another positive factor is the healthy economic environment. The U.S.
economy grew by 4% in 1999, the third straight year of 4% or better growth.
Small-cap stocks generally do well when the economy is expanding rapidly.

     However, the Federal Reserve appears ready to raise short-term interest rates more aggressively in 2000 to slow the economy down from its above-trend growth rate. That could be a negative factor for stocks in general and small-caps in particular.

WHAT ARE YOUR PLANS FOR SMALL CAP QUANTITATIVE IN THE COMING MONTHS?

     We plan to continue following the same basic strategy--keep the fund fully invested in small-cap U.S. stocks, remain industry-neutral compared with the
S&P 600, and use our quantitative computer models to help us select what we believe are the most attractive companies in each industry.

     One change we're in the process of making is how our models evaluate technology stocks. Typically, our models look at both growth and value measures when evaluating each stock, but we've found that traditional value measures are less applicable to the tech sector. Instead, we plan to use additional growth measures to help our models evaluate tech stocks more effectively.

[left margin]

"WE THINK THAT STRONG EARNINGS GROWTH, COMBINED WITH THE OUTPERFORMANCE OF
LARGE-CAP STOCKS IN RECENT YEARS, MEANS THAT SMALL-CAP SHARES STILL LOOK LIKE
GREAT BARGAINS COMPARED WITH LARGE-CAPS."

5 LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 600 (AS OF 12/31/99)
                                   % OF              % OF
                                  FUND'S            S&P
                                  STOCKS              600
CULLEN/FROST
     BANKERS, INC.                1.60%              0.37%
CASCADE NATURAL
     GAS CORP.                    1.19%              0.05%
INTEGRATED DEVICE
     TECHNOLOGY, INC.             1.14%               0%
AVIS RENT A CAR, INC.             1.03%               0%
EXPEDITORS
     INTERNATIONAL OF
     WASHINGTON, INC.             1.55%              0.59%

5 LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 600 (AS OF 12/31/99)
                                   % OF              % OF
                                  FUND'S            S&P
                                  STOCKS              600
RSA SECURITY INC.                   0%               0.80%
CLARIFY, INC.                       0%               0.80%
MICREL, INC.                        0%               0.63%
TRUE NORTH
     COMMUNICATIONS                 0%               0.58%
BURR-BROWN CORP.                    0%               0.54%

24      1-800-345-2021

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.3%
AIRLINES -- 0.3%
                    1,900  SkyWest, Inc.                            $    53,438
                                                                    -----------
ALCOHOL -- 0.2%
                      800  Canandaigua Brands, Inc. Cl A(1)              40,800
                                                                    -----------
APPAREL & TEXTILES -- 1.8%
                    3,400  Guess?, Inc.(1)                               73,950
                    1,600  Perry Ellis International, Inc.(1)            18,500
                    3,600  Quiksilver, Inc.(1)                           55,800
                    2,800  Timberland Co. (The)(1)                      148,050
                                                                    -----------
                                                                         296,300
                                                                    -----------
BANKS -- 4.4%
                   10,000  Cullen/Frost Bankers, Inc.                   257,500
                    3,500  Hamilton Bancorp Inc.(1)                      62,344
                    5,084  Hudson United Bancorp                        129,960
                    2,600  Imperial Bancorp                              62,725
                    2,100  Pacific Century Financial Corp.               39,244
                    3,900  Silicon Valley Bancshares(1)                 193,292
                                                                    -----------
                                                                         745,065
                                                                    -----------
CHEMICALS -- 2.6%
                    4,300  AMCOL International Corp.                     69,338
                    4,200  Geon Co.                                     136,500
                    2,100  H.B. Fuller Co.                              117,797
                    3,700  Schulman (A.), Inc.                           60,241
                    1,200  Scotts Co. (The) Cl A(1)                      48,300
                                                                    -----------
                                                                         432,176
                                                                    -----------
CLOTHING STORES -- 1.3%
                    7,600  Cato Corp. Cl A                               95,238
                    1,100  Footstar, Inc.(1)                             33,550
                    5,200  Wilsons The Leather Experts Inc.(1)           95,875
                                                                    -----------
                                                                         224,663
                                                                    -----------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.4%
                    2,200  Adaptec, Inc.(1)                             109,656
                    5,900  In Focus Systems, Inc.(1)                    137,728
                    2,250  RadiSys Corp.(1)                             114,258
                    3,600  Zebra Technologies Corp. Cl A(1)             208,912
                                                                    -----------
                                                                         570,554
                                                                    -----------
COMPUTER SOFTWARE -- 7.2%
                    2,200  Adobe Systems Inc.                           147,950
                    3,200  Dendrite International, Inc.(1)              107,800
                    6,000  FileNet Corp.(1)                             154,500
                    1,700  HNC Software Inc.(1)                         180,147

Shares                                                                 Value
--------------------------------------------------------------------------------

                    3,200  InfoCure Corp.(1)                        $    99,900
                    1,400  Mercury Interactive Corp.(1)                 151,156
                    2,900  Progress Software Corp.(1)                   164,212
                    3,100  Remedy Corp.(1)                              147,444
                    1,900  Sterling Software, Inc.(1)                    59,850
                                                                    -----------
                                                                       1,212,959
                                                                    -----------
CONSTRUCTION & REAL PROPERTY -- 2.0%
                    3,500  M/I Schottenstein Homes, Inc.                 54,469
                    1,800  NVR, Inc.(1)                                  85,950
                    3,200  Pulte Corp.                                   72,000
                    5,400  Ryland Group, Inc. (The)                     124,538
                                                                    -----------
                                                                         336,957
                                                                    -----------
CONSUMER DURABLES -- 1.2%
                    5,600  Furniture Brands International, Inc.(1)      123,200
                    3,200  Mohawk Industries, Inc.(1)                    84,400
                                                                    -----------
                                                                         207,600
                                                                    -----------
DEPARTMENT STORES -- 0.5%
                    3,400  ShopKo Stores, Inc.(1)                        78,200
                                                                    -----------
DRUGS -- 3.1%
                    4,800  AmeriSource Health Corp.(1)                   72,900
                   10,900  Dura Pharmaceuticals, Inc.(1)                152,259
                    5,400  IDEXX Laboratories, Inc.(1)                   87,412
                    5,000  Jones Pharma Inc.                            217,188
                                                                    -----------
                                                                         529,759
                                                                    -----------
ELECTRICAL EQUIPMENT -- 9.4%
                    2,100  Advanced Energy Industries, Inc.(1)          103,359
                    3,100  Digital Microwave Corp.(1)                    72,753
                    2,700  Inter-Tel, Inc.                               67,416
                    6,400  InterVoice-Brite, Inc.(1)                    149,200
                    3,700  KEMET Corp.(1)                               166,731
                    2,600  Millipore Corp.                              100,425
                    1,100  Novellus Systems, Inc.(1)                    134,784
                    4,000  Park Electrochemical Corp.                   106,250
                    2,000  Pinnacle Systems, Inc.(1)                     81,062
                      700  Plantronics, Inc.(1)                          50,094
                    3,100  Powerwave Technologies, Inc.(1)              180,866
                    8,300  S3 Inc.(1)                                    95,709
                    2,400  Vicor Corp.(1)                                97,725
                    2,300  Xircom, Inc.(1)                              172,500
                                                                    -----------
                                                                       1,578,874
                                                                    -----------
ELECTRICAL UTILITIES -- 1.3%
                    4,500  Central Maine Power Co.                      124,031
                    2,800  MidAmerican Energy Holdings
                              Co.(1)                                     94,325
                                                                    -----------
                                                                         218,356
                                                                    -----------

See Notes to Financial Statements               www.americancentury.com      25

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 1.4%
                    4,700  Pogo Producing Co.                       $    96,350
                   12,000  Vintage Petroleum, Inc.(1)                   144,750
                                                                    -----------
                                                                         241,100
                                                                    -----------
FINANCIAL SERVICES -- 2.1%
                    7,800  Doral Financial Corp.                         96,038
                    2,200  Express Scripts, Inc. Cl A(1)                141,281
                    1,400  U.S. Trust Corp.                             112,262
                                                                    -----------
                                                                         349,581
                                                                    -----------
FOOD & BEVERAGE -- 1.5%
                    2,900  Ben & Jerry's Homemade,
                              Inc. Cl A(1)                               71,775
                    8,300  Earthgrains Company                          133,838
                    6,400  Pilgrim's Pride Corp. Cl A                    41,200
                                                                    -----------
                                                                         246,813
                                                                    -----------
FOREST PRODUCTS & PAPER -- 0.8%
                    3,300  Boise Cascade Corp.                          133,650
                                                                    -----------
GAS & WATER UTILITIES -- 2.8%
                   11,900  Cascade Natural Gas Corp.                    191,888
                    1,100  E'town Corp.                                  68,475
                    2,700  Equitable Resources Inc.                      90,112
                    1,700  Philadelphia Suburban Corp.                   35,169
                    2,600  Piedmont Natural Gas Co., Inc.                78,650
                                                                    -----------
                                                                         464,294
                                                                    -----------
GROCERY STORES -- 0.3%
                    4,900  Casey's General Stores, Inc.                  51,297
                                                                    -----------
HEAVY ELECTRICAL EQUIPMENT -- 1.8%
                    5,200  CommScope, Inc.(1)                           209,625
                    4,100  Smith (A.O.) Corp.                            89,688
                                                                    -----------
                                                                         299,313
                                                                    -----------
HEAVY MACHINERY -- 0.5%
                    4,300  Astec Industries, Inc.(1)                     81,028
                                                                    -----------
HOME PRODUCTS -- 0.3%
                    2,800  Tupperware Corp.                              47,425
                                                                    -----------
HOTELS -- 0.6%
                      200  Anchor Gaming(1)                               8,669
                    7,800  Aztar Corp.(1)                                84,825
                                                                    -----------
                                                                          93,494
                                                                    -----------
INDUSTRIAL PARTS -- 2.1%
                    2,000  Graco Inc.                                    71,750
                    1,000  Helix Technology Corp.                        44,844
                    2,600  Tecumseh Products Cl A                       122,606
                    1,200  The Toro Co.                                  44,775
                    2,600  York International Corp.                      71,338
                                                                    -----------
                                                                         355,313
                                                                    -----------
INDUSTRIAL SERVICES -- 2.8%
                    6,500  Avis Rent A Car, Inc.(1)                     166,156
                    1,700  Hertz Corp. Cl A                              85,212

Shares                                                                 Value
--------------------------------------------------------------------------------

                    4,200  Insurance Auto Auctions, Inc.(1)         $    67,331
                    4,900  Interim Services Inc.(1)                     121,275
                    3,000  Labor Ready, Inc.(1)                          36,375
                                                                    -----------
                                                                         476,349
                                                                    -----------
INFORMATION SERVICES -- 8.1%
                    3,700  ADVO, Inc.(1)                                 87,875
                    5,900  American Management System,
                              Inc.(1)                                   184,559
                    2,100  Catalina Marketing Corp.(1)                  243,075
                    3,900  Lason, Inc.(1)                                42,778
                    2,700  MAXIMUS, Inc.(1)                              91,631
                    4,500  MedQuist Inc.(1)                             115,734
                    3,700  Profit Recovery Group
                              International, Inc. (The)(1)               98,166
                    1,800  SEI Investments Co.                          214,256
                    3,400  URS Corp.(1)                                  73,738
                    2,550  Valassis Communications, Inc.(1)             107,738
                    2,000  Whittman-Hart, Inc.(1)                       107,312
                                                                    -----------
                                                                       1,366,862
                                                                    -----------
INTERNET -- 1.1%
                    2,600  Macromedia, Inc.(1)                          190,125
                                                                    -----------
LEISURE -- 1.3%
                    4,750  Fossil, Inc.(1)                              109,992
                    5,000  Hollywood Park, Inc.(1)                      112,188
                                                                    -----------
                                                                         222,180
                                                                    -----------
LIFE & HEALTH INSURANCE -- 0.2%
                    1,800  FBL Financial Group, Inc. Cl A                36,000
                                                                    -----------
MEDIA -- 0.3%
                      700  Westwood One, Inc.(1)                         53,200
                                                                    -----------
MEDICAL PRODUCTS & SUPPLIES -- 4.1%
                    3,000  ICU Medical, Inc.(1)                          46,125
                    3,200  IDEC Pharmaceuticals Corp.(1)                314,100
                    3,700  Patterson Dental Co.(1)                      157,481
                    4,800  Wesley Jessen VisionCare, Inc.(1)            181,200
                                                                    -----------
                                                                         698,906
                                                                    -----------
MEDICAL PROVIDERS & SERVICES -- 1.3%
                    7,000  Oxford Health Plans, Inc.(1)                  89,031
                    1,300  Quest Diagnostics Inc.(1)                     39,731
                    3,900  Renal Care Group Inc.(1)                      91,528
                                                                    -----------
                                                                         220,290
                                                                    -----------
MINING & METALS -- 2.5%
                    2,200  Ball Corporation                              86,625
                    3,000  Centex Construction Products Inc.            117,000
                    3,200  Commonwealth Industries, Inc.                 41,500
                    1,900  Mueller Industries, Inc.(1)                   68,875
                    3,800  Steel Technologies Inc.                       55,338
                    1,700  Stillwater Mining Co. (1)                     54,188
                                                                    -----------
                                                                         423,526
                                                                    -----------

26      1-800-345-2021                        See Notes to Financial Statements

Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 2.0%
                    2,400  Arvin Industries, Inc.                   $    68,100
                    2,500  Borg-Warner Automotive, Inc.                 101,250
                    3,300  Gentex Corp.(1)                               91,988
                    1,700  Navistar International Corp.(1)               80,538
                                                                    -----------
                                                                         341,876
                                                                    -----------
OIL REFINING -- 0.2%
                      900  Kinder Morgan Energy
                              Partners, L.P.                             37,294
                                                                    -----------
OIL SERVICES -- 0.7%
                    7,500  Oceaneering International, Inc.(1)           112,031
                                                                    -----------
PROPERTY & CASUALTY INSURANCE -- 1.4%
                    2,100  PMI Group, Inc. (The)                        102,506
                    2,700  Radian Group Inc.                            128,925
                                                                    -----------
                                                                         231,431
                                                                    -----------
PUBLISHING -- 0.7%
                    2,700  McClatchy Newspapers, Inc.                   116,775
                                                                    -----------
RESTAURANTS -- 1.6%
                    8,000  Darden Restaurants, Inc.                     145,000
                    6,300  Jack in the Box Inc.(1)                      130,331
                                                                    -----------
                                                                         275,331
                                                                    -----------
SECURITIES & ASSET MANAGEMENT -- 1.0%
                    2,000  Dain Rauscher Corp.                           93,000
                    6,000  ITLA Capital Corp.(1)                         74,812
                                                                    -----------
                                                                         167,812
                                                                    -----------
SEMICONDUCTOR -- 6.4%
                    2,100  Applied Science and Technology,
                              Inc.(1)                                    70,153
                    1,800  C-Cube Microsystems Inc.(1)                  112,612
                    2,900  CTS Corp.                                    218,588
                    4,300  Cypress Semiconductor Corp.(1)               139,212
                    5,400  Electroglas, Inc.(1)                         136,856
                    6,300  Integrated Device Technology,
                              Inc.(1)                                   182,503
                    3,100  Lattice Semiconductor Corp.(1)               146,766
                    1,000  PerkinElmer, Inc.                             41,688
                      500  Rambus Inc.(1)                                33,703
                                                                    -----------
                                                                       1,082,081
                                                                    -----------

Shares                                                                 Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 2.7%
                    2,700  Insight Enterprises, Inc.(1)             $   109,266
                    4,000  Linens 'n Things, Inc.(1)                    118,500
                    2,900  Michaels Stores, Inc.(1)                      82,197
                    2,900  Zale Corp.(1)                                140,288
                                                                    -----------
                                                                         450,251
                                                                    -----------
TELEPHONE -- 0.7%
                    2,700  Dycom Industries, Inc.(1)                    118,969
                                                                    -----------
THRIFTS -- 1.0%
                    2,000  Golden State Bancorp Inc.(1)                  34,500
                    7,200  Roslyn Bancorp, Inc.                         132,525
                                                                    -----------
                                                                         167,025
                                                                    -----------
TRUCKING, SHIPPING & AIR FREIGHT -- 2.3%
                    5,700  Expeditors International of
                              Washington, Inc.                          248,662
                    8,100  Yellow Corp.(1)                              136,941
                                                                    -----------
                                                                         385,603
                                                                    -----------
TOTAL COMMON STOCKS                                                  16,062,926
                                                                    -----------
   (Cost $13,236,831)

TEMPORARY CASH INVESTMENTS -- 4.7%
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.30%, dated 12/31/99,
       due 1/3/00 (Delivery value $800,220)                             800,000
                                                                    -----------
   (Cost $800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $16,862,926
                                                                    ===========
   (Cost $14,036,831)

FUTURES CONTRACTS
                                             Underlying
                        Expiration           Face Amount          Unrealized
      Purchased            Date               at Value               Gain
----------------------------------------------------------------------------------
   3 Russell 2000          March
       Futures             2000               $757,500              $48,577
                                          ======================================

Futures contracts are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid
(easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

See Notes to Financial Statements               www.americancentury.com      27

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                 EQUITY        INCOME &      SMALL CAP
DECEMBER 31, 1999                                GROWTH           GROWTH        QUANTITATIVE

ASSETS
Investment securities, at value
  (identified cost of $1,796,098,890,
  $5,341,434,284, and $14,036,831,
  respectively) (Note 3) ................... $2,460,655,593   $7,135,586,642     $16,862,926
Cash .......................................   1,710,332        4,678,283          162,930
Receivable for investments sold ............   9,806,488        46,597,263           --
Receivable for capital shares sold .........       --           20,614,515           --
Receivable for variation margin
  on futures contracts .....................   3,186,808        7,875,280          41,495
Dividends and interest receivable ..........   2,044,688        8,791,522           3,779
                                             --------------   --------------   --------------
                                             2,477,403,909    7,224,143,505      17,071,130
                                             --------------   --------------   --------------

LIABILITIES
Payable for investments purchased ..........   11,550,045        950,072             --
Accrued management fees (Note 2) ...........   1,331,666        3,784,265          11,675
Distribution fees payable (Note 2) .........     28,553          132,669             --
Service fees payable (Note 2) ..............     28,553          132,669             --
Payable for directors' fees and expenses ...     3,713            6,474              24
Accrued expenses and other liabilities .....     3,036            6,441              56
                                             --------------   --------------   --------------
                                               12,945,566       5,012,590          11,755
                                             --------------   --------------   --------------
Net Assets ................................. $2,464,458,343   $7,219,130,915     $17,059,375
                                             ==============   ==============   ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .... $1,778,524,550   $5,446,024,757     $14,400,229
Undistributed net investment income ........     92,931             --               --
Accumulated undistributed net
  realized gain (loss) on investments ......   18,083,968      (32,126,745)       (215,526)
Net unrealized appreciation
  on investments ...........................  667,756,894     1,805,232,903       2,874,672
                                             --------------   --------------   --------------
                                             $2,464,458,343   $7,219,130,915     $17,059,375
                                             ==============   ==============   ==============

Investor Class, $10.00 Par Value
Net assets ................................. $2,316,164,365   $6,363,283,215     $17,058,195
Shares outstanding .........................   88,289,804      186,860,466        3,107,940
Net asset value per share ..................     $26.23           $34.05            $5.49

Advisor Class, $10.00 Par Value
Net assets .................................  $139,696,300     $664,412,103          N/A
Shares outstanding .........................   5,326,380        19,513,585           N/A
Net asset value per share ..................     $26.23           $34.05             N/A

Institutional Class, $10.00 Par Value
Net assets .................................   $8,597,678      $191,435,597        $1,180
Shares outstanding .........................    327,673         5,620,961            215
Net asset value per share ..................     $26.24           $34.06            $5.49

28      1-800-345-2021                        See Notes to Financial Statements

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

                                                 EQUITY        INCOME &       SMALL CAP
YEAR ENDED DECEMBER 31, 1999                     GROWTH           GROWTH         QUANTITATIVE
INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $197,441,
  $621,857, and $244, respectively) .........  $29,240,822      $91,770,359        $109,807
Interest ....................................    3,500,756        9,641,550         28,674
                                             ---------------   --------------   --------------
                                                32,741,578      101,411,909         138,481
                                             ---------------   --------------   --------------

Expenses (Note 2):
Management fees .............................   15,011,669       38,019,319         129,434
Distribution fees - Advisor Class ...........    278,400          816,097             --
Service fees - Advisor Class ................    278,400          816,097             --
Directors' fees and expenses ................     42,169          110,822             323
                                             ---------------   --------------   --------------
                                                15,610,638       39,762,335         129,757
                                             ---------------   --------------   --------------

Net investment income .......................   17,130,940       61,649,574          8,724
                                             ---------------   --------------   --------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on investments .....   56,400,161      (12,882,683)       (184,204)
Change in net unrealized appreciation
  on investments ............................  316,556,243      962,722,731        1,580,571
                                             ---------------   --------------   --------------

Net realized gain on investments ............  372,956,404      949,840,048        1,396,367
                                             ---------------   --------------   --------------

Net Increase in Net Assets
  Resulting from Operations ................. $390,087,344     $1,011,489,622     $1,405,091
                                             ===============   ==============   ==============

See Notes to Financial Statements               www.americancentury.com      29

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998
                                              EQUITY GROWTH                 INCOME & GROWTH
Increase in Net Assets                   1999             1998             1999              1998
OPERATIONS
Net investment income ............... $17,130,940      $15,486,425      $61,649,574       $40,218,775
Net realized gain (loss)
  on investments ....................  56,400,161       35,760,449      (12,882,683)      142,119,705
Change in net unrealized
  appreciation
  on investments .................... 316,556,243      272,888,031      962,722,731       559,106,533
                                     --------------   --------------   --------------   --------------
Net increase in net
  assets resulting
  from operations ................... 390,087,344      324,134,905     1,011,489,622      741,445,013
                                     --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .................... (16,885,363)     (14,886,016)     (58,713,804)     (41,096,754)
  Advisor Class .....................   (667,458)        (240,053)       (2,682,788)       (261,933)
  Institutional Class ...............   (67,824)         (69,448)        (1,320,265)       (329,375)
In excess of net investment income:
  Investor Class ....................      --               --            (263,158)           --
  Advisor Class .....................      --               --             (26,692)           --
  Institutional Class ...............      --               --             (8,055)            --
From net realized gains
 on investment transactions:
  Investor Class .................... (38,041,404)     (58,918,572)          --          (168,684,571)
  Advisor Class .....................  (2,103,968)      (1,190,628)          --           (1,905,461)
  Institutional Class ...............   (128,588)        (244,674)           --           (1,110,386)
In excess of net realized gains
 on investment transactions:
  Investor Class ....................      --               --          (11,296,136)          --
  Advisor Class .....................      --               --            (375,184)           --
  Institutional Class ...............      --               --            (147,458)           --
                                     --------------   --------------   --------------   --------------
Decrease in net assets
  from distributions ................ (57,894,605)     (75,549,391)     (74,833,540)     (213,388,480)
                                     --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions ........  24,441,106     1,085,260,447    1,866,804,226     2,088,770,763
                                     --------------   --------------   --------------   --------------

Net increase in net assets .......... 356,633,845     1,333,845,961    2,803,460,308     2,616,827,296

NET ASSETS
Beginning of period .................2,107,824,498     773,978,537     4,415,670,607     1,798,843,311
                                     --------------   --------------   --------------   --------------
End of period .......................$2,464,458,343   $2,107,824,498   $7,219,130,915   $4,415,670,607
                                     ==============   ==============   ==============   ==============

Undistributed net
  investment income .................    $92,931         $581,971            --           $1,067,283
                                     ==============   ==============   ==============   ==============

30      1-800-345-2021                        See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)
YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

                                                 SMALL CAP QUANTITATIVE
Increase in Net Assets                            1999         1998(1)
OPERATIONS
Net investment income ........................   $8,724        $ 5,774
Net realized gain (loss) on investments ......  (184,204)       (152)
Change in net unrealized appreciation
  on investments ............................. 1,580,571      1,294,101
                                              ------------   ------------
Net increase in net assets resulting
  from operations ............................ 1,405,091      1,299,723
                                              ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .............................  (15,088)          --
  Institutional Class ........................     (2)            --
In excess of net realized gains
 on investment transactions:
  Investor Class .............................  (34,249)          --
                                              ------------   ------------
Decrease in net assets from distributions ....  (49,339)         --
                                              ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions .................  732,969      13,670,931
                                              ------------   ------------
Net increase in net assets ................... 2,088,721     14,970,654

NET ASSETS
Beginning of period .......................... 14,970,654        --
                                              ------------   ------------
End of period ................................$17,059,375    $14,970,654
                                              ============   ============

Undistributed net investment income ..........     --          $5,774
                                              ============   ============

(1) For the period July 31, 1998 (inception) through December 31, 1998.

See Notes to Financial Statements               www.americancentury.com      31

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Equity Growth Fund (Equity Growth),
Income & Growth Fund (Income & Growth) and Small Cap Quantitative Fund
(Small Cap Quantitative) (the funds) are three of the six funds issued by the corporation. The funds are diversified under the 1940 Act. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Small Cap Quantitative seeks long-term capital appreciation by investing primarily in equity securities of small companies. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Each fund is authorized to issue three classes of shares:
the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the
Institutional Class for Small Cap Quantitative commenced on October 1, 1999 and sale of the Advisor Class had not commenced as of the report date.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the funds' custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly for the funds. Distributions from net realized gains for the funds are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 1999, Income & Growth and Small Cap Quantitative had
accumulated net realized capital loss carryovers for federal income tax purposes of $1,698,568 and $89,383 (expiring in 2007), respectively, which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

32      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to
0.5200% for Equity Growth and Income & Growth and 0.5380% to 0.7200% for
Small Cap Quantitative. The rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class and the Institutional Class are
0.2500% less and 0.2000% less, respectively, at each point within the Complex
Fee range. For the year ended December 31, 1999, the effective annual Investor
Class management fee was 0.68%, 0.68%, and 0.88%, for Equity Growth, Income
& Growth, and Small Cap Quantitative, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and
Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act.
The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31, 1999, were $556,800 and $1,632,194 for Equity Growth &
Income & Growth, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended December 31, 1999, were as follows:

                          EQUITY           INCOME &        SMALL CAP
                          GROWTH              GROWTH          QUANTITATIVE

Purchases             $1,882,604,929      $5,038,837,384       $21,757,714

Proceeds from Sales   $1,877,583,131      $3,222,633,336       $21,095,934

    On December 31, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          EQUITY           INCOME &        SMALL CAP
                          GROWTH              GROWTH          QUANTITATIVE

Appreciation           $704,307,221       $1,982,402,497       $3,469,550
Depreciation           (43,868,731)        (207,597,767)        (721,019)
                     -----------------   -----------------   ---------------
Net                    $660,438,490       $1,774,804,730       $2,748,531
                     =================   =================   ===============
Federal Tax Cost      $1,800,217,103      $5,360,781,912       $14,114,395
                     =================   =================   ===============

                                               www.americancentury.com      33

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund.
Transactions in shares of the funds were as follows:

                                            EQUITY GROWTH                  INCOME & GROWTH
                                        SHARES          AMOUNT          SHARES             AMOUNT
INVESTOR CLASS
Designated Shares ................. 1,000,000,000                    1,000,000,000
                                    =============                    ==============
Year ended December 31, 1999
Sold ..............................  55,155,715     $1,304,199,212     141,394,263      $4,375,918,621
Issued in reinvestment
  of distributions ................  2,163,970        52,015,100         2,193,327         66,909,394
Redeemed .......................... (58,264,405)    (1,379,518,575)   (104,220,183)    (3,246,302,638)
                                    -------------   --------------   ---------------   ---------------
Net increase (decrease) ...........   (944,720)      $(23,304,263)      39,367,407      $1,196,525,377
                                    =============   ==============   ===============   ===============
Year ended December 31, 1998
Sold ..............................  79,167,360     $1,635,239,405     116,830,264      $3,139,123,789
Issued in reinvestment
  of distributions ................  3,338,986        70,931,709         7,289,584         201,730,676
Redeemed .......................... (33,884,304)     (694,135,413)     (50,483,283)     (1,344,449,467)
                                    -------------   --------------   ---------------   ---------------
Net increase ......................  48,622,042     $1,012,035,701      73,636,565      $1,996,404,998
                                    =============   ==============   ===============   ===============

ADVISOR CLASS
Designated Shares .................  250,000,000                       250,000,000
                                    =============                    ==============
Year ended December 31, 1999
Sold ..............................  4,139,828        $97,132,261       19,465,861       $599,301,498
Issued in reinvestment
  of distributions ................   109,282         2,646,424           97,446           3,008,635
Redeemed ..........................  (2,136,168)     (51,064,956)      (2,211,757)      (68,108,043)
                                    -------------   --------------   ---------------   ---------------
Net increase ......................  2,112,942        $48,713,729       17,351,550       $534,202,090
                                    =============   ==============   ===============   ===============
Year ended December 31, 1998
Sold ..............................  3,460,572        $71,291,106        2,114,996        $57,804,915
Issued in reinvestment
  of distributions ................    63,562         1,365,124           75,830           2,115,059
Redeemed ..........................   (339,759)       (7,034,401)       (181,840)        (4,869,268)
                                    -------------   --------------   ---------------   ---------------
Net increase ......................  3,184,375        $65,621,829       2,008,986         $55,050,706
                                    =============   ==============   ===============   ===============

INSTITUTIONAL CLASS
Designated Shares .................  250,000,000                       250,000,000
                                    =============                    ==============
Year ended December 31, 1999
Sold ..............................   299,523         $7,165,345        8,828,731        $278,383,106
Issued in reinvestment
  of distributions ................    6,941           167,422            40,920           1,266,180
Redeemed ..........................   (356,037)       (8,301,127)      (4,578,723)      (143,572,527)
                                    -------------   --------------   ---------------   ---------------
Net increase (decrease) ...........   (49,573)         $(968,360)       4,290,928        $136,076,759
                                    =============   ==============   ===============   ===============
Period ended December 31, 1998(1)
Sold ..............................   750,895         $15,738,872       2,515,749         $67,794,606
Issued in reinvestment
  of distributions ................    11,999          254,904            48,266           1,333,067
Redeemed ..........................   (385,648)       (8,390,859)      (1,233,982)       (31,812,614)
                                    -------------   --------------   ---------------   ---------------
Net increase ......................   377,246          $7,602,917       1,330,033        $37,315,059
                                    =============   ==============   ===============   ===============

(1)  January 2, 1998 (commencement of sale) through December 31, 1 998 for
     Equity Growth and January 28, 1998 (commencement of sale) through December
     31, 1998 for Income & Growth.

34      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                         SMALL CAP QUANTITATIVE
                                        SHARES            AMOUNT
INVESTOR CLASS
Designated Shares .................  1,000,000,000
                                     =============
Year ended December 31, 1999
Sold ..............................   3,722,527         $18,042,033
Issued in reinvestment
  of distributions ................     10,454            48,221
Redeemed ..........................   (3,607,006)      (17,358,791)
                                     -------------    -------------
Net increase ......................    125,975           $731,463
                                     =============    =============
Year ended December 31, 1998(1)
Sold ..............................    4,340,662        $19,938,978
Redeemed ..........................   (1,358,697)       (6,268,047)
                                     -------------    -------------
Net increase ......................    2,981,965        $13,670,931
                                     =============    =============

INSTITUTIONAL CLASS
Designated Shares .................   250,000,000
                                     =============
Year ended December 31, 1999(2)
Sold ..............................      4,827            $23,183
Redeemed ..........................     (4,612)          (21,677)
                                     -------------    -------------
Net increase ......................       215             $1,506
                                     =============    =============

(1)  July 31, 1998 (inception) through December 31, 1998 for Small Cap
     Quantitative.

(2)  October 1, 1999 (commencement of sale) through December 31, 1999 for Small
     Cap Quantitative.

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank.
The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended December 31, 1999.

                                                www.americancentury.com      35

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                  Investor Class
                                            1999         1998         1997         1996         1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $22.71       $19.04       $15.96       $14.25       $11.53
                                         ----------   ----------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income .................  0.18(1)      0.22(1)      0.27(1)       0.27         0.26
  Net Realized and Unrealized Gain on
  Investment Transactions ...............   3.96         4.53         5.36         3.55         3.70
                                         ----------   ----------   ----------   ----------   ---------
  Total From Investment Operations ......   4.14         4.75         5.63         3.82         3.96
                                         ----------   ----------   ----------   ----------   ---------
Distributions
  From Net Investment Income ............  (0.19)       (0.20)       (0.24)       (0.26)       (0.23)
  From Net Realized Gains on
  Investment Transactions ...............  (0.43)       (0.88)       (2.31)       (1.85)       (1.01)
                                         ----------   ----------   ----------   ----------   ---------
  Total Distributions ...................  (0.62)       (1.08)       (2.55)       (2.11)       (1.24)
                                         ----------   ----------   ----------   ----------   ---------
Net Asset Value, End of Period ..........  $26.23       $22.71       $19.04       $15.96       $14.25
                                         ==========   ==========   ==========   ==========   =========
  Total Return(2) .......................  18.47%       25.45%       36.06%       27.34%       34.56%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................   0.68%        0.69%        0.67%        0.63%        0.71%
Ratio of Net Investment Income
  to Average Net Assets .................   0.77%        1.07%        1.39%        1.74%        1.96%
Portfolio Turnover Rate .................    86%          89%         161%         131%         126%
Net Assets, End of Period
  (in thousands) ........................$2,316,164   $2,026,304    $773,425     $274,433     $159,450

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

36      1-800-345-2021                        See Notes to Financial Statements

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                    Advisor Class
                                            1999         1998        1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $22.70       $19.04       $21.61
                                         ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income(2) ..............   0.12         0.16         0.05
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .....   3.98         4.54        (0.25)
                                         ----------   ----------   ----------
  Total From Investment Operations ......   4.10         4.70        (0.20)
                                         ----------   ----------   ----------
Distributions
  From Net Investment Income ............  (0.14)       (0.16)       (0.06)
  From Net Realized Gains
  on Investment Transactions ............  (0.43)       (0.88)       (2.31)
                                         ----------   ----------   ----------
  Total Distributions ...................  (0.57)       (1.04)       (2.37)
                                         ----------   ----------   ----------
Net Asset Value, End of Period ..........  $26.23       $22.70       $19.04
                                         ==========   ==========   ==========
  Total Return(3) .......................  18.28%       25.14%       (0.50)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................   0.93%        0.94%      0.94%(4)
Ratio of Net Investment Income
  to Average Net Assets .................   0.52%        0.82%      1.14%(4)
Portfolio Turnover Rate .................    86%          89%         161%
Net Assets, End of Period
  (in thousands) ........................ $139,696      $72,954       $553

(1) October 9, 1997 (commencement of sale) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements               www.americancentury.com      37

Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                            Institutional Class
                                             1999       1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....   $22.71      $19.06
                                          ---------   ---------
Income From Investment Operations
  Net Investment Income(2) ..............    0.23        0.27
  Net Realized and Unrealized Gain
  on Investment Transactions ............    3.97        4.51
                                          ---------   ---------
  Total From Investment Operations ......    4.20        4.78
                                          ---------   ---------
Distributions
  From Net Investment Income ............   (0.24)      (0.25)
  From Net Realized Gains
  on Investment Transactions ............   (0.43)      (0.88)
                                          ---------   ---------
  Total Distributions ...................   (0.67)      (1.13)
                                          ---------   ---------
Net Asset Value, End of Period ..........   $26.24      $22.71
                                          =========   =========
  Total Return(3) .......................   18.78%      25.59%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................    0.48%     0.49%(4)
Ratio of Net Investment Income
  to Average Net Assets .................    0.97%     1.27%(4)
Portfolio Turnover Rate .................     86%         89%
Net Assets, End of Period
  (in thousands) ........................   $8,598      $8,566

(1) January 2, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

38      1-800-345-2021                        See Notes to Financial Statements

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                  Investor Class
                                            1999         1998         1997         1996         1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $29.25       $24.31       $20.16       $17.81       $13.92
                                         ----------   ----------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income .................  0.33(1)      0.36(1)      0.43(1)       0.44         0.42
  Net Realized and Unrealized Gain
  on Investment Transactions ............   4.87         6.23         6.40         3.79         4.64
                                         ----------   ----------   ----------   ----------   ---------
  Total From Investment Operations ......   5.20         6.59         6.83         4.23         5.06
                                         ----------   ----------   ----------   ----------   ---------
Distributions
  From Net Investment Income ............  (0.33)       (0.35)       (0.39)       (0.44)       (0.42)
  In Excess of Net Investment Income ....   --(2)         --           --           --           --
  From Net Realized Gains on
  Investment Transactions ...............    --         (1.30)       (2.29)       (1.44)       (0.75)
  In Excess of Net Realized Gains
  on Investment Transactions ............  (0.07)         --           --           --           --
                                         ----------   ----------   ----------   ----------   ---------
  Total Distributions ...................  (0.40)       (1.65)       (2.68)       (1.88)       (1.17)
                                         ----------   ----------   ----------   ----------   ---------
Net Asset Value, End of Period ..........  $34.05       $29.25       $24.31       $20.16       $17.81
                                         ==========   ==========   ==========   ==========   =========
  Total Return(3) .......................  17.96%       27.67%       34.52%       24.15%       36.88%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................   0.68%        0.69%        0.65%        0.62%        0.67%
Ratio of Net Investment Income
  to Average Net Assets .................   1.08%        1.31%        1.81%        2.32%        2.61%
Portfolio Turnover Rate .................    58%          86%         102%          92%          70%
Net Assets, End of Period
  (in thousands) ........................$6,363,283   $4,313,575   $1,795,124    $717,695     $373,701

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements               www.americancentury.com      39

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                             1999        1998        1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....   $29.22      $24.30       $26.36
                                          ---------   ----------   ---------
Income From Investment Operations
  Net Investment Income(2) ..............    0.25        0.31         0.01
  Net Realized and Unrealized Gain
  on Investment Transactions ............    4.87        6.22         0.25
                                          ---------   ----------   ---------
  Total From Investment Operations ......    5.12        6.53         0.26
                                          ---------   ----------   ---------
Distributions
  From Net Investment Income ............   (0.22)      (0.31)       (0.03)
  In Excess of Net Investment Income ....    --(3)        --           --
  From Net Realized Gains on
   Investment Transactions ..............     --        (1.30)       (2.29)
  In Excess of Net Realized Gains
  on Investment Transactions ............   (0.07)        --           --
                                          ---------   ----------   ---------
  Total Distributions ...................   (0.29)      (1.61)       (2.32)
                                          ---------   ----------   ---------
Net Asset Value, End of Period ..........   $34.05      $29.22       $24.30
                                          =========   ==========   =========
  Total Return(4) .......................   17.65%      27.37%        1.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................    0.93%       0.94%      0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets .................    0.83%       1.06%      1.22%(5)
Portfolio Turnover Rate .................     58%         86%         102%
Net Assets, End of Period
  (in thousands) ........................  $664,412     $63,169      $3,720

(1) December 15, 1997 (commencement of sale) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

40      1-800-345-2021                        See Notes to Financial Statements

Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                           Institutional Class
                                            1999        1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $29.27       $24.29
                                         ----------   ---------
Income From Investment Operations
  Net Investment Income(2) ..............   0.39         0.39
  Net Realized and Unrealized Gain
  on Investment Transactions ............   4.90         6.26
                                         ----------   ---------
  Total From Investment Operations ......   5.29         6.65
                                         ----------   ---------
Distributions
  From Net Investment Income ............  (0.43)       (0.37)
  In Excess of Net Investment Income ....   --(3)         --
  From Net Realized Gains on
  Investment Transactions ...............    --         (1.30)
  In Excess of Net Realized Gains
  on Investment Transactions ............  (0.07)         --
                                         ----------   ---------
  Total Distributions ...................  (0.50)       (1.67)
                                         ----------   ---------
Net Asset Value, End of Period ..........  $34.06       $29.27
                                         ==========   =========
  Total Return(4) .......................  18.27%       27.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................   0.48%      0.49%(5)
Ratio of Net Investment Income
  to Average Net Assets .................   1.28%      1.51%(5)
Portfolio Turnover Rate .................    58%          86%
Net Assets, End of Period
  (in thousands) ........................ $191,436      $38,926

(1) January 28, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements               www.americancentury.com      41

Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                             Investor Class
                                            1999      1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....   $5.02      $5.00
                                          --------   --------
Income From Investment Operations
  Net Investment Income(2) ..............   --(3)      --(3)
  Net Realized and Unrealized Gain
  on Investment Transactions ............   0.48       0.02
                                          --------   --------
  Total From Investment Operations ......   0.48       0.02
                                          --------   --------
Distributions
  From Net Investment Income ............   --(3)       --
  In Excess of Net Realized Gains
  on Investment Transactions ............  (0.01)       --
                                          --------   --------
  Total Distributions ...................  (0.01)       --
                                          --------   --------
Net Asset Value, End of Period ..........   $5.49      $5.02
                                          ========   ========
  Total Return(4) .......................   9.76%      0.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................   0.88%    0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets .................   0.06%    0.20%(5)
Portfolio Turnover Rate .................   148%        30%
Net Assets, End of Period
  (in thousands) ........................  $17,058    $14,971

(1)  July 31, 1998 (inception) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

42      1-800-345-2021                        See Notes to Financial Statements

Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                              Institutional Class
                                                    1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............    $4.77
                                                  -----------
Income From Investment Operations
  Net Investment Income(2) ......................    --(3)
  Net Realized and Unrealized Gain
  on Investment Transactions ....................    0.73
                                                  -----------
  Total From Investment Operations ..............    0.73
                                                  -----------
Distributions
  From Net Investment Income ....................   (0.01)
                                                  -----------
Net Asset Value, End of Period ..................    $5.49
                                                  ===========
  Total Return(4) ...............................   15.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........................  0.68%(5)
Ratio of Net Investment Income
  to Average Net Assets .........................  0.36%(5)
Portfolio Turnover Rate .........................    148%
Net Assets, End of Period .......................   $1,180

(1) October 1, 1999 (commencement of sale through December 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements               www.americancentury.com      43

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and
Shareholders of the Equity Growth Fund, Income & Growth Fund and Small Cap
Quantitative Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, the Income
& Growth Fund and the Small Cap Quantitative Fund (three of the six funds comprising the American Century Quantitative Equity Funds, hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the three years ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.
The financial highlights for each of the two years in the period ended December
31, 1996 for Equity Growth and Income & Growth were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the
responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December
31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                        PricewaterhouseCoopers LLP

Kansas City, Missouri
February 3, 2000

44      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor
Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class. The Advisor
Class had not commenced as of December 31, 1999, for the Small Cap Quantitative
fund.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined-benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American
Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                www.americancentury.com      45

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates portfolios that balance high-ranking stocks with an overall risk level that is comparable to each fund's benchmark index.

     EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500.

     INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     SMALL CAP QUANTITATIVE seeks capital appreciation by investing in the common stocks of smaller companies. Its goal is to achieve a total return that exceeds the total return of the S&P SmallCap 600. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods of less than one year.

     The Lipper categories for the quantitative equity funds are:

     MULTI-CAP CORE FUNDS (Equity Growth) -- funds that invest in a variety of market capitalizations and strike a balance between growth and value stocks.

     LARGE-CAP VALUE FUNDS (Income & Growth) -- funds that invest primarily in large companies that are considered to be undervalued relative to major stock indexes.

     SMALL-CAP CORE FUNDS (Small Cap Quantitative) -- funds that invest primarily in small companies and strike a balance between growth and value stocks.

INVESTMENT TEAM LEADERS
    Portfolio Managers
       KURT BORGWARDT
       BILL MARTIN
       JOHN SCHNIEDWIND
       JEFF TYLER

46      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 36-43.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES --the number of different companies held by the fund on a given date.

* DIVIDEND YIELD --a percentage return calculated by dividing the fund's dividend distributions over the past year by its current share price.

* PRICE/EARNINGS (P/E) RATIO --a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER --the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

EQUITY TERMS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, healthcare, and consumer goods companies.

* VALUE STOCKS -- stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of more than $9.0 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are
representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
between $2.2 billion and $9.0 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of less than $2.2 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

                                                www.americancentury.com      47

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

48      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

                                                         Funds Distributor, Inc.
0002                               is the distributor for American Century funds
SH-ANN-19621                       (c)2000 American Century Services Corporation

[front cover]

DECEMBER 31, 1999

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

Global Gold
Global Natural Resources

                                                [american century logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

Manage important papers with ease

   American Century gives you the choice to manage your important documents. Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

   It's easy. It's convenient. It's paper free:

   * Receive links to documents by email

   * Download select documents and file electronically to save space  in your file cabinets

   * Read documents at your convenience

   It's easy to sign up for this program. Go to www.americancentury.com and follow these easy steps.

   1. Log in with your secure OnePIN.

   2. Select an account on your account list.

   3. Select the Electronic Communication link.

   If you don't have a OnePIN, create one today. All you need is your six digit personal access code and a username that you choose. If you don't have a personal access code, call one of our representatives. They'll send you one in the mail.

   Questions about how to choose the Electronic Communication program? Simply step through the online demonstration at www.americancentury.com. Or call our representatives at 1-800-345-2021. LOG IN AND TAKE CONTROL TODAY!

[left margin]

GLOBAL GOLD
(BGEIX)
---------------------------

GLOBAL NATURAL RESOURCES
(BGRIX)
---------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Now there are better choices  for you and your employees
--------------------------------------------------------------------------------

   You always want to do what's best for both your business and your employees, but you may not know where to turn for answers and assistance. American Century can help with our personalized attention that caters to business retirement planning. With the NEW American Century 401(k), your retirement plan can grow as your business grows.

   In addition to this plan, you can choose from five other business retirement plans that also give you the affordability, variety, and assistance you may need. Your benefits range from tax-deferred investing and tax-deductible contributions, to retaining good employees. Give us a call today at
1-800-345-3533, ext. 4001 and let our knowledgeable team of Business Retirement
Specialists help you set up the right business retirement plan for you.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The global economy staged a remarkable comeback last year, recovering from the economic and financial crises that wracked Asia, Russia, and Latin America in 1998. Improving global economic growth meant generally healthy stock market returns. Indeed, Global Natural Resources enjoyed its best annual performance since the fund's inception. Global Gold endured a more difficult year, as the gold market was buffeted by concerns about aboveground supply.

     The year was also notable for heightened market volatility, especially in the last six months. That volatility points up the importance of a well-diversified investment portfolio. We continue to believe that American
Century Global Gold and Global Natural Resources can play a small but important role as diversifiers in a larger portfolio.

     Turning to corporate matters, we are constantly looking for ways to lower the costs of trading securities and generate better returns for shareholders. To that end, we have made strategic investments in several companies that allow buyers and sellers of securities to connect directly, efficiently, and anonymously. Many of our trades are executed over alternative trading networks.
Savings in this area directly affect the performance of your funds.

     We're also pleased to announce that American Century has been named by
Fortune magazine as one of its "100 Best Companies to Work For." In addition, American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm.

     We do not take acknowledgements such as these lightly-- they enable us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and an essential one in our effort to provide you with excellent investment management and service.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
GLOBAL GOLD

GLOBAL NATURAL RESOURCES

   Economic Growth
      Forecasts ...........................................................   14
   Schedule of Investments ................................................   15
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   17
   Statements of Operations ...............................................   18
   Statements of Changes
      in Net Assets .......................................................   19
   Notes to Financial
      Statements ..........................................................   20
   Financial Highlights ...................................................   24
   Report of Independent
      Accountants .........................................................   28
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   29
   Background Information
      Investment Philosophy
         and Policies .....................................................   30
      Comparative Indices .................................................   30
      Lipper Rankings .....................................................   30
      Investment Team
         Leaders ..........................................................   30
   Glossary ...............................................................   31

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

Gold

*   Gold's price finished 1999 almost exactly where it began the year, at about
    $290 an ounce. But that masks some big price swings in the interim.

*   World central bank gold sales sent prices to a 20-year low during the summer, but a plan by some European central banks to limit sales helped bullion rally sharply in September and October.

*   The performance of gold stocks mirrored fluctuations in the price of the underlying metal. For the year, the FT-SE Gold Mines Index was down just
    0.66%, though we saw big swings in the second and third quarters.

*   By region, African gold shares performed best. North American gold companies finished the year down a little less than 7%, while Australian gold stocks fell about 2%.

Natural Resources

*   Commodity prices surged in 1999, causing the Goldman Sachs Commodities Index to rise more than a third.

*   Improved global growth meant more demand for commodities. In addition, production cuts after a difficult '98 made for generally low inventories and tight supply.

*   Significantly higher oil prices translated into more profits and higher share prices for energy companies.

*   Basic materials stocks performed best last year. Among these, nonferrous metals companies did very well, as did paper and forest products names.

GLOBAL GOLD

*   The Global Gold fund produced a slightly negative return for the year, reflecting the performance of gold shares generally.

*   We run the portfolio as more of a pure play on the gold market than do many of the funds in the Lipper group. As a result, we tend to outperform when gold rallies and underperform when gold slumps.

*   However, we kept around 5% of the portfolio in stocks of select platinum and diamond companies, which helped us reduce transaction costs and manage volatile asset flows.

*   We think the outlook for gold and gold shares is significantly better than it was six months ago. We've seen improvements in supply and demand and better valuations for gold companies.

GLOBAL NATURAL RESOURCES

*   Global Natural Resources produced healthy returns in 1999, though the fund lagged its benchmark and Lipper group average.

*   The primary reason the fund underperformed the Lipper group is that we were underweight emerging market and basic material shares in the first half of the year.

*   We made some adjustments to the portfolio's positioning over the last six months, which helped the fund outperform the benchmark and Lipper group average during the last half of the year.

*   The outlook for natural resources-related shares is generally positive--
    global economic growth continues to improve, which should mean better commodities demand and improved profits for natural resources companies.

[left margin]

                 GLOBAL GOLD(1)
                    (BGEIX)
     TOTAL RETURNS:         AS OF 12/31/99
        6 Months                     5.06%(2)
        1 Year                      -3.18%
     INCEPTION DATE:               8/17/88
     NET ASSETS:            $201.8 million(3)

            GLOBAL NATURAL RESOURCES(1)
                    (BGRIX)
     TOTAL RETURNS:         AS OF 12/31/99
        6 Months                     7.36%(2)
        1 Year                      26.50%
     INCEPTION DATE:               9/15/94
     NET ASSETS:             $53.1 million(3)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor and Advisor classes.

See Total Returns on pages 5 and 11. Investment terms are defined in the
Glossary on page 31.

2      1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

GOLD BULLION

     Though the price of a troy ounce of gold began and ended 1999 at about
$290, there were some big price swings in the interim. For example, gold bottomed out near $250 an ounce, a 20-year low, in July. But a short-lived rally in September sent gold's price soaring to near $320 an ounce.

     The reason for those large price changes: world central bank involvement in the gold market. Gold's price plummeted during the summer, when the Bank of
England auctioned off a portion of its gold reserves. In addition, Switzerland and the International Monetary Fund unveiled plans in the first half of the year to sell part of their gold reserves.

     But gold got a boost during the third quarter when many European central banks announced that they would limit their gold sales over the next five years.
At the same time, central banks said that they would keep their gold leasing programs in check.

     Gold lease rates--the rate at which producers borrow gold--are important.
Lower lease rates increase gold companies' incentive to sell gold forward, increasing supply and weighing on prices. Higher rates take away the incentive to sell forward, limiting supply. Higher lease rates and limits on gold sales by several large central banks sent prices soaring in the third quarter.

     Despite these positive factors, gold gave back its gains in the fourth quarter. Lease rates returned to normal, and some other central banks sold gold.
As a result, the precious metal finished 1999 almost exactly where it began the year.

GOLD STOCKS

     Returns for gold stocks mirrored the price action of gold itself--the shares experienced some big swings during 1999 but finished the year about where they began it. For all of 1999, the FT-SE Gold Mines Index was mildly negative, with a return of -0.66%.

     Generally speaking, gold stocks tend to move 2-3% for every 1% change in the price of the underlying metal. You can see this at work in the last 12 months. When gold soared in April and September, gold shares rallied sharply.
But the shares surrendered those gains, falling in line with gold, particularly during May and in the fourth quarter.

     By region, African gold shares performed best (see the table at right).
Mergers and acquisitions helped these stocks significantly. Large players such as Gold Fields Limited and Anglogold Limited snapped up smaller, less profitable mining companies, helping cut costs and promote efficiency. North American and
Australian gold companies, on the other hand, had slightly negative returns for the year.

[right margin]

"GOLD GOT A BOOST DURING THE THIRD QUARTER WHEN MANY EUROPEAN CENTRAL BANKS
ANNOUNCED THAT THEY WOULD LIMIT THEIR GOLD SALES OVER THE NEXT FIVE YEARS."

GOLD RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999

GOLD BULLION
   SPOT PRICE OF GOLD BULLION     0.14%

GOLD STOCK INDICES
   FT-SE GOLD MINES INDEX        -0.66%
      Africa                     17.21%
      North America              -6.66%
      Australia                  -2.35%

Source: Bloomberg Financial Markets

"RETURNS FOR GOLD STOCKS MIRRORED THE PRICE ACTION OF GOLD ITSELF--THE
SHARES EXPERIENCED SOME BIG SWINGS DURING 1999 BUT FINISHED THE YEAR ABOUT WHERE
THEY BEGAN IT."

                                                www.americancentury.com      3

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)
COMMODITIES

     Commodity prices rose sharply in 1999, pushing the Goldman Sachs
Commodities Index up more than a third. By comparison, the Commodities Research
Bureau Commodities Index rose about 13% after bottoming out in early 1999. The reason for the performance disparity is that the Goldman index is more heavily weighted toward energy, and prices for oil and other energy-related products soared last year.

     For the year, the price of a barrel of crude oil more than doubled. The world's major oil-producing countries helped spur the increase by cutting back their output. Supply is so tight that oil inventories hit a two-year low in
December, 1999. While those production cuts limited supply, better global growth boosted demand.

     The world economy rebounded quickly from the Asian economic crisis of 1998, which helped demand for energy-related products. In addition, a cold snap late in the year meant sharply higher demand for heating oil.

     Better global growth also meant increased demand for basic materials.
Commodities from steel and aluminum to paper and forest products all saw their prices stabilize or increase last year. Here again, supply for many of these commodities was tight as many producers limited production after a difficult
'98.

NATURAL RESOURCES STOCKS

     Natural resources stocks performed well last year, rebounding along with commodity prices and global growth after producing negative returns in 1998.
Basic materials stocks--such as papers, metals, and mining companies--generally outperformed energy shares, which include oil, oil service, and natural gas companies (see the graph at left).

     Basic materials stocks benefited from the economic recovery in many Asian countries, which tend to be big consumers of basic materials such as steel and copper. The first half of the year was very good for these shares--Japan reported stronger-than-expected growth, and many analysts ratcheted up their global growth projections.

     In addition, basic materials shares saw strong demand. Many investors apparently believed their decline in 1998 was overdone and that these stocks represented attractive buying opportunities. Within basic materials, metals and mining company stocks did very well. But the year wasn't an unqualified success--gold and some other precious metals shares performed relatively poorly.

     Energy stocks also performed relatively well last year as crude oil prices rebounded. Smaller oil exploration and service stocks outperformed the big integrated oil companies: because the smaller companies are less diversified, their fortunes tend to be closely tied to changes in the price of oil.

     By region, stocks from emerging market countries performed best. Of course, these shares were coming off a low base after a difficult 1998. Japanese stocks also did relatively well after years of poor performance.

[left margin]

"BASIC MATERIALS STOCKS BENEFITED FROM THE ECONOMIC RECOVERY IN JAPAN AND
OTHER ASIAN COUNTRIES."

[line graph - data below]

ENERGY & BASIC MATERIALS STOCKS
(PERFORMANCE OF $1.00 FOR THE YEAR ENDED 12/31/99)

             Basic Materials      Energy
12/31/98         $1.00            $1.00
01/29/99         $0.99            $0.88
02/26/99         $0.99            $0.88
03/31/99         $1.06            $1.01
04/30/99         $1.30            $1.14
05/28/99         $1.12            $1.10
06/30/99         $1.22            $1.12
07/30/99         $1.26            $1.16
08/31/99         $1.28            $1.15
09/30/99         $1.29            $1.12
10/29/99         $1.26            $1.10
11/30/99         $1.25            $1.11
12/31/99         $1.39            $1.06

Source: FactSet

4      1-800-345-2021

Global Gold--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                               INVESTOR CLASS (INCEPTION 8/17/88)                     ADVISOR CLASS (INCEPTION 5/6/98)
                           FUND      MSCI WORLD         GOLD-ORIENTED FUNDS(2)                   FUND      MSCI WORLD
                FUND     BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING    FUND     BENCHMARK   STOCK INDEX
========================================================================================================================
6 MONTHS(1)     5.06%      5.60%       15.14%           6.24%             --          4.93%      5.60%       15.14%
1 YEAR         -3.18%     -1.80%       24.93%           3.63%        28 OUT OF 38    -3.30%     -1.80%       24.93%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        -20.75%   -19.02%       21.61%         -19.55%        18 OUT OF 31      --         --           --
5 YEARS        -11.96%   -11.55%       19.76%         -11.11%        17 OUT OF 25      --         --           --
10 YEARS       -6.31%     -5.82%       11.42%          -5.84%        13 OUT OF 20      --         --           --
LIFE OF FUND   -4.26%    -3.39%(3)    12.99%(3)        -3.72%        13 OUT OF 18    -16.98%   -7.67%(4)    21.51%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3)  Since 8/31/88, the date nearest the class's inception for which data are available.

(4)  Since 5/31/98, the date nearest the class's inception for which data are available.

See pages 29-31 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

PERFORMANCE OF $10,000 OVER 10 YEARS Value on 12/31/99 MSCI World Stock Index
$29,495 Fund Benchmark $5,490 Fund $5,211

                                        Fund            MSCI World
                     Fund             Benchmark         Stock Index
DATE                 VALUE              VALUE              VALUE
12/31/89            $10,000            $10,000            $10,000
12/31/90             $8,057             $8,116             $8,298
12/31/91             $7,152             $7,293             $9,815
12/31/92             $6,534             $6,698             $9,302
12/31/93            $11,840            $12,186            $11,394
12/31/94             $9,857            $10,139            $11,973
12/31/95            $10,769            $11,070            $14,454
12/31/96            $10,471            $10,336            $16,403
12/31/97             $6,129             $5,999            $18,988
12/31/98             $5,382             $5,590            $23,609
12/31/99             $5,211             $5,490            $29,495

$10,000 investment made 12/31/89

The graph at left shows the performance of a $10,000 investment in the fund over
10 years, while the graph below shows the fund's year-by-year performance. The
MSCI World Stock Index and the fund benchmark (defined on page 30) are provided for comparison. Global Gold's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

                      Fund          Fund Benchmark
DATE                 RETURN             RETURN
12/31/90            -19.43%            -18.84%
12/31/91            -11.23%            -10.14%
12/31/92             -8.65%             -8.16%
12/31/93             81.22%             81.94%
12/31/94            -16.75%            -16.80%
12/31/95              9.25%              9.18%
12/31/96             -2.76%             -6.63%
12/31/97            -41.47%            -41.97%
12/31/98            -12.18%             -7.25%
12/31/99             -3.18%             -1.80%

                                                www.americancentury.com      5

Global Gold--Q&A
--------------------------------------------------------------------------------
[photo of Bill Martin]

     An interview with Bill Martin, a portfolio manager on the Global Gold investment team.

HOW DID GLOBAL GOLD PERFORM DURING 1999?

     The portfolio performed more or less in line with the broader gold market, finishing the year with negative returns. For the twelve months, Global Gold had a return of -3.18%*. The fund's custom benchmark--which is roughly two-thirds
North American, 20% African, and 10% Australian gold stocks--returned -1.80% for the same period. Meanwhile, the 38 gold-oriented funds tracked by Lipper Inc.
had an average return of 3.63%. (See the previous page for additional performance comparisons.)

SOUNDS LIKE LAST YEAR WAS ANOTHER FRUSTRATING ONE IN THE GOLD MARKET.  ARE THERE
SOME POSITIVES YOU CAN POINT  TO FOR SHAREHOLDERS?

     We think there are some bright spots. For example, gold put together a few solid rallies last year, which seems to show that there's still a potential payoff for investing in gold. An example of this is gold's sharp rally in the third quarter of 1999. Global Gold shot up 28.85% for the three months. That performance put Global Gold at the top of its Lipper category, which had an average return of 19.21% for the quarter.

     Of course, shareholders should keep in mind that past performance can't guarantee future results, but we think the numbers show we've done a good job of positioning the fund to benefit from any rally in gold and gold shares. It's also worth repeating that the fund is best suited as a diversifier for your overall portfolio and isn't intended to be used as a complete investment program by itself.

SO GLOBAL GOLD BEAT THE LIPPER GROUP  IN THE THIRD QUARTER, BUT LAGGED SLIGHTLY
FOR THE FULL YEAR. CAN YOU EXPLAIN THAT PERFORMANCE?

     First, keep in mind that a fund only has to invest 65% of its assets in gold or gold shares to make Lipper's gold-oriented funds category. That leaves a lot of room for these funds to play other precious metals, or even stocks pretty far afield from gold shares.

     On the other hand, we try to give our investors the broadest exposure to the gold market. In general, we'd consider putting no more than about 5% of assets in near-gold shares, such as those of platinum and diamond companies.
Because we manage Global Gold as much more of a pure play on the gold market, the fund tends to underperform its peers when gold lags. But that also means we tend to do better when the price of gold rises, as it did in the third quarter.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"GOLD PUT TOGETHER A FEW SOLID RALLIES LAST YEAR, WHICH SEEMS TO SHOW THAT
THERE'S STILL A POTENTIAL PAYOFF FOR INVESTING IN GOLD."

PORTFOLIO AT A GLANCE
                          12/31/99      12/31/98
NO. OF COMPANIES             63           65
PORTFOLIO TURNOVER           53%          68%
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.68%        0.69%

Investment terms are defined in the Glossary on page 31.

6      1-800-345-2021

Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU TALK A LITTLE BIT ABOUT THE PORTFOLIO'S MODEST POSITION IN NEAR-GOLD
NAMES?

     Sure. We kept around 5% of the portfolio in stocks of select platinum and diamond companies to improve the fund's liquidity. Liquidity refers to how easy a stock is to buy and sell. It's an important consideration for us, because gold shares tend to be relatively thinly traded, so transaction costs for moving in and out of some of these stocks can add up.

     Adding a small position in more liquid platinum names helped us reduce transaction costs while managing volatile asset flows. We should also point out that we've added only stocks that have a very high correlation to gold shares.
We think that's the best way to add liquidity and still give our shareholders an investment that moves in line with gold.

IN THE PAST, YOU'VE MENTIONED THAT IT MADE SENSE TO ADD SOME OF THESE PLATINUM
NAMES BECAUSE THEY WERE BETTER VALUES THAN MANY GOLD STOCKS.  HOW DO VALUATIONS
FOR GOLD COMPANIES LOOK NOW?

     Gold stocks look like much better values than they did at mid-year.
Historically, gold companies trade at about a 25% premium to their underlying assets. Though many gold companies currently trade above that premium, we've still seen considerable improvement over valuations earlier this year. At mid-year, when the price of gold touched a 20-year low, some of the biggest gold stocks were trading at two-and-a-half to three times their net asset value.

WHAT'S BEHIND THE IMPROVEMENT IN GOLD COMPANY VALUATIONS?

     The most important factor is the rise in gold's price over the last half of the year. That led to better earnings and a higher value for the gold still in the ground. Plus, some of these companies reduced their production costs. In addition, returns for the gold market were slightly negative, meaning we're paying less for some of these companies. Lower stock prices, better earnings, and gold trading around $290 an ounce mean these shares are more attractive than they were six months ago.

YOU MENTIONED IN THE LAST REPORT THAT YOU WERE REDUCING THE WEIGHTING OF SOME OF
THE LARGEST GOLD COMPANIES IN THE FUND. CAN YOU DISCUSS THAT ADJUSTMENT AND HOW
IT AFFECTED PERFORMANCE LAST YEAR?

     We've tried to improve the portfolio's diversification by reducing our exposure to Barrick Gold, which makes up about a quarter of our benchmark index.
We just didn't think it was in our shareholder's best interests to have such a large weighting in a single stock.

     While we were making this change over the last year, Barrick's share price fell about 10%. So selling this stock and putting the money to work in more attractively valued mid- and small-cap shares helped performance a little.

WHAT'S THE OUTLOOK FOR SUPPLY AND DEMAND?

     The mine supply picture isn't clear. On the one hand, we've seen some higher-cost mines shut down in the last few years. That would argue for less supply and higher prices. However, many of those closures were offset by

[right margin]

"GOLD STOCKS LOOK LIKE MUCH BETTER VALUES THAN THEY DID AT MID-YEAR."

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                              AS OF         AS OF
                            12/31/99       6/30/99
BARRICK GOLD CORP.            9.2%          12.2%
NEWMONT MINING
     CORP.                    8.6%           7.3%
PLACER DOME INC.              7.0%           8.5%
FRANCO NEVADA
     MINING CORP. LTD.        6.6%           5.3%
ANGLOGOLD LIMITED             6.2%           8.0%
GOLD FIELDS LIMITED           6.2%           4.9%
NORMANDY MINING
     LIMITED                  4.7%           4.2%
NEWCREST MINING
     LIMITED                  4.2%           2.8%
LIHIR GOLD LIMITED            3.7%           2.9%
HARMONY GOLD
     MINING CO. LIMITED       3.3%           1.3%

                                                www.americancentury.com      7

Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

openings of some new, lower-cost mines. As a result, we haven't really seen mine supply drop, as you might expect given gold's price movement. But production costs for many companies continue to decline, which should help profitability, even with gold trading at such low levels.

     Instead, an abundance of aboveground supply from world central bank sales and hedging by gold companies put a damper on gold the last couple of years. But an agreement this year by several leading European central banks to limit sales and leasing from their gold reserves should help reduce supply and support prices.

WHAT ABOUT DEMAND?

     Better global economic growth means much better demand for gold, particularly from Asia. The latest information available from the World Gold
Council shows that demand for gold hit a record high in the third quarter. For the first nine months of 1999, demand for the precious metal was almost a third higher than for the same period in 1998. As a result, we think supply and demand factors in the gold market are generally positive.

WHAT DO YOU SEE FOR GOLD SHARES?

     The biggest positive for gold stocks is that valuations look good now. That would lead you to believe that the shares are well positioned to benefit from any potential increase in the price of gold.

     Another factor we're watching closely is the likelihood that a healthier global economy will cause an uptick in inflation. Admittedly, though, the
Federal Reserve and other world central banks have done a very good job keeping inflation in check in recent years.

GIVEN THAT OUTLOOK, HOW WILL YOU POSITION THE FUND?

     Our goal is to give shareholders an investment diversifier that moves in line with gold. To do that, we plan to keep working to position the fund to benefit from any rally in gold or gold shares. However, we're likely to keep a small portion of assets, say 5% or so, in more liquid near-gold names to try to increase the fund's liquidity.

[left margin]

"WE THINK SUPPLY AND DEMAND FACTORS IN THE GOLD MARKET ARE GENERALLY
POSITIVE."

[pie charts - data below]

GEOGRAPHIC COMPOSITION

AS OF DECEMBER 31, 1999
Canada              40%
South Africa        25%
Australia           18%
U.S.                14%
Ghana                2%
Papua-New Guinea     1%

AS OF JUNE 30, 1999
Canada              44%
South Africa        20%
Australia           16%
U.S.                16%
Ghana                3%
Papua-New Guinea     1%

8      1-800-345-2021

Global Gold--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.5%
AUSTRALIA -- 18.3%
                  600,000  Aurora Gold Limited(1)                  $    135,792
                2,466,569  Delta Gold NL                              3,762,011
                1,098,275  Goldfields Limited                           785,310
                  399,500  Homestake Mining Company                   3,210,382
               10,185,084  Lihir Gold Limited(1)                      7,416,371
                2,491,062  Newcrest Mining Limited(1)                 8,497,511
               13,283,279  Normandy Mining Limited                    9,410,938
                   93,465  Normandy Mt Leyshon Limited                  128,144
                   47,506  Normandy NFM Limited(1)                      114,060
                  375,000  Ranger Minerals NL(1)                        541,200
                1,000,000  Resolute Limited                             255,840
                  798,642  Sons of Gwalia Limited                     2,679,515
                                                                   ------------
                                                                      36,937,074
                                                                   ------------
CANADA -- 40.3%
                  108,800  Agnico-Eagle Mines Ltd.(1)                   798,726
                  634,200  Agnico-Eagle Mines Ltd.                    4,677,225
                  100,000  America Mineral Fields Inc.(1)                64,409
                  329,500  Banro Resource Corporation(1)                 91,280
                1,050,066  Barrick Gold Corp.                        18,573,042
                1,603,500  Battle Mountain Gold Co.(1)                3,307,219
                  692,700  Bema Gold Corp.(1)                           431,768
                  239,400  Breakwater Resources, Ltd.(1)                661,546
                  691,300  Cambior, Inc.                                871,222
                   24,600  Dia Met Minerals Ltd. Cl B(1)                391,855
                  608,200  Echo Bay Mines Ltd.(1)                       722,238
                  105,000  Francisco Gold Corp.(1)                      425,410
                  873,240  Franco Nevada Mining Corp. Ltd.           13,395,714
                  793,800  Glamis Gold Ltd.(1)                        1,429,379
                  865,000  Goldcorp, Inc. Cl A(1)                     5,062,158
                  100,000  Golden Star Resources Ltd. ADR(1)             93,750
                  260,000  Greenstone Resources Ltd.(1)(2)               18,907
                  550,000  IAMGOLD, International African
                              Mining Gold Corp.                       1,237,966
                  175,000  Ivanhoe Mines Ltd.(1)                        124,835
                2,711,600  Kinross Gold Corp.(1)                      5,032,920
                  371,380  Kinross Gold Corp. ADR(1)                    696,338
                  117,500  Manhattan Minerals Corp.(1)                  427,228
                1,006,500  Meridian Gold Inc.(1)                      6,844,638
                  566,300  Miramar Mining(1)                            274,595
                1,315,995  Placer Dome Inc.                          14,146,946
                  170,000  Rio Narcea Gold Mines, Ltd.(1)               259,021
                  293,713  Romarco Minerals, Inc.(1)                    199,348
                1,165,000  TVX Gold, Inc.(1)                            912,013

Shares                                                                 Value
--------------------------------------------------------------------------------

                  100,000  Vengold Inc.(1)                         $     24,240
                  100,000  Viceroy Resource Corp.(1)                     58,176
                                                                   ------------
                                                                      81,254,112
                                                                   ------------
GHANA -- 1.4%
                1,087,499  Ashanti Goldfields Company
                              Ltd. GDR                                2,854,685
                                                                   ------------
PAPUA-NEW GUINEA -- 0.5%
                  687,388  Niugini Mining Limited(1)                    952,357
                                                                   ------------
SOUTH AFRICA -- 25.4%
                   55,100  Anglo American Platinum
                              Corp. Limited                           1,674,037
                  243,601  Anglogold Limited                         12,530,313
                  116,500  Anglogold Limited ADR                      2,992,594
                  105,052  Anglogold Limited CUFS(1)                  5,271,930
                2,042,892  Avgold Ltd.(1)                             1,410,608
                   48,300  De Beers                                   1,404,663
                  200,000  Durban Roodepoort Deep
                              Limited(1)                                336,312
                2,581,434  Gold Fields Limited                       12,477,280
                1,044,100  Harmony Gold Mining Co. Limited            6,700,560
                   35,900  Impala Platinum Holdings Limited           1,452,331
                1,438,900  JCI Gold Limited(1)                        1,390,976
                  608,300  Randfontein Estates Limited                  849,940
                  742,600  Western Areas Limited(1)                   2,768,915
                                                                   ------------
                                                                      51,260,459
                                                                   ------------
UNITED STATES -- 13.6%
                  150,000  Apex Silver Mines Limited(1)               1,790,625
                  418,100  Crown Resources, Inc.(1)                     790,470
                  717,576  Homestake Mining Co.                       5,606,062
                  711,675  Newmont Mining Corp.                      17,436,038
                   60,000  Stillwater Mining Co. (1)                  1,912,500
                                                                   ------------
                                                                      27,535,695
                                                                   ------------
TOTAL COMMON STOCKS                                                 200,794,382
                                                                   ------------
   (Cost $246,550,876)

TEMPORARY CASH INVESTMENTS -- 0.5%
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.30%, dated 12/31/99,
       due 1/3/00 (Delivery value $1,100,303)                         1,100,000
                                                                   ------------
   (Cost $1,100,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $201,894,382
                                                                   ============
   (Cost $247,650,876)

See Notes to Financial Statements               www.americancentury.com      9

Global Gold--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1)  Non-income producing.

(2)  Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
     Investment Company Act of 1940. (See Note 5 in Notes to Financial
     Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended December 31, 1999.)

10      1-800-345-2021                        See Notes to Financial Statements

Global Natural Resources--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                            INVESTOR CLASS (INCEPTION 9/15/94)                        ADVISOR CLASS (INCEPTION 4/26/99)
              GLOBAL                                                                  GLOBAL
              NATURAL      FUND       DJ WORLD        NATURAL RESOURCES FUNDS(2)      NATURAL      FUND       DJ WORLD
             RESOURCES   BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING   RESOURCES   BENCHMARK   STOCK INDEX
========================================================================================================================
6 MONTHS(1)    7.36%       5.67%       14.72%          2.69%             --            7.22%       5.67%       14.72%
1 YEAR        26.50%      29.31%       24.46%         30.68%        30 OUT OF 54        --          --           --
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        6.70%       9.55%       18.98%          0.49%         8 OUT OF 34        --          --           --
5 YEARS        9.91%      11.90%       16.98%          8.99%        15 OUT OF 25        --          --           --
LIFE OF FUND   8.61%     10.68%(3)    15.70%(3)        7.71%        12 OUT OF 22     11.44%(1)  4.47%(1)(4)  15.89%(1)(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3)  Since 9/30/94, the date nearest the class's inception for which data are available.

(4)  Since 4/30/99, the date nearest the class's inception for which data are available.

See pages 29-31 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 12/31/99 DJ World Stock Index
$21,499 Fund Benchmark $17,034 Global Natural Resources $15,707

               Global Natural          Fund              DJ World
                  Resources          Benchmark         Stock Index
DATE                VALUE              VALUE              VALUE
9/30/94            $10,000            $10,000            $10,000
12/31/94            $9,789             $9,711             $9,815
3/31/95            $10,227            $10,157            $10,052
6/30/95            $10,471            $10,409            $10,527
9/30/95            $10,729            $10,673            $11,022
12/31/95           $11,200            $11,173            $11,496
3/31/96            $11,872            $11,818            $11,888
6/30/96            $11,997            $12,086            $12,152
9/30/96            $12,114            $12,283            $12,267
12/31/96           $12,929            $12,956            $12,763
3/31/97            $12,951            $13,200            $12,733
6/30/97            $14,004            $14,480            $14,565
9/30/97            $15,014            $15,308            $14,960
12/31/97           $13,252            $13,561            $14,370
3/31/98            $13,968            $14,614            $16,293
6/30/98            $13,412            $14,136            $16,384
9/30/98            $12,327            $12,944            $14,315
12/31/98           $12,416            $13,174            $17,273
3/31/99            $13,062            $14,157            $17,757
6/30/99            $14,630            $16,121            $18,740
9/30/99            $15,079            $16,559            $18,352
12/31/99           $15,707            $17,034            $21,499

$10,000 investment made 9/30/94(3)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Dow
Jones World Stock Index and fund benchmark (defined on page 30) are provided for comparison. Global Natural Resources' returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                Global Natural         Fund
                   Resources         Benchmark
DATE                RETURN            RETURN
12/31/94*           -2.11%            -2.89%
12/31/95            14.41%            15.06%
12/31/96            15.45%            15.95%
12/31/97             2.50%             4.67%
12/31/98            -6.30%            -2.85%
12/31/99            26.50%            29.31%

* From 9/30/94 (the date nearest the class's inception for which index data are available) to 12/31/94.

                                                www.americancentury.com      11

Global Natural Resources--Q&A
--------------------------------------------------------------------------------
[photo of Joe Sterling]

     An interview with Joe Sterling, a portfolio manager on the Global Natural
Resources investment team.

HOW DID GLOBAL NATURAL RESOURCES PERFORM DURING 1999?

     The fund had a healthy 26.50%* return in 1999. That's the portfolio's biggest annual gain since its inception, and it reflects the improvements in global growth and commodity prices we saw last year. However, the portfolio lagged its benchmark and other natural resources funds. For the year, the 54 natural resources funds tracked by Lipper Inc. had an average return of 30.68%.
The fund's benchmark--an index made up of companies in the Basic Materials and
Energy sectors of the Dow Jones World Stock Index--returned 29.31%. (See the previous page for additional performance comparisons.)

CAN YOU EXPLAIN THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE LIPPER GROUP AND ITS
BENCHMARK FOR THE YEAR?

     All the underperformance came in the first half of the year, when we were underweight some of the highest-flying emerging market and basic materials shares. That positioning actually helped us rank number one among the 52 funds in the Lipper group in 1998, when these stocks generally performed poorly. Both these sectors rebounded early in 1999, sooner than we expected. But we made some changes around mid-year to the fund's positioning, which helped Global Natural
Resources make up some ground against both the peers and the benchmark in the last half of the year.

SO THE FUND ACTUALLY OUTPERFORMED THE LIPPER GROUP AND THE BENCHMARK OVER THE
LAST SIX MONTHS. WHY THE IMPROVEMENT?

     There are several reasons. First, we made some adjustments to the way we construct the fund's benchmark. Because we manage the fund against that index, those changes reduced the portfolio's concentration in the largest oil companies. Second, we added some basic materials shares, moving closer to a neutral weighting relative to our benchmark. Third, we bought a few more emerging market stocks, which performed relatively well in recent months.

LET'S START WITH THE CHANGES TO THE BENCHMARK. WHAT DO THEY MEAN FOR
SHAREHOLDERS?

     First, let's keep in mind that we try to deliver a pure play on global commodity-based industries for shareholders who want a long-term portfolio diversifier. To do that, we run Global Natural Resources against a benchmark that's composed of companies from eight industries in 30 countries. In terms of broad sector weightings, the index is about two-thirds energy and a third basic materials shares. None of that has changed significantly.

     What's new in 1999 is that we've limited any single company to no more than
5% of the benchmark. We felt that change was necessary to better diversify the

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

[pie charts - data below]

INDUSTRY WEIGHTINGS

AS OF DECEMBER 31, 1999
Energy                       61%
Basic Materials              36%
Temporary Cash Investments    3%

AS OF JUNE 30, 1999
Energy                       72%
Basic Materials              26%
Temporary Cash Investments    2%

PORTFOLIO AT A GLANCE
                           12/31/99     12/31/98
NO. OF COMPANIES              79          72
PORTFOLIO TURNOVER            87%         76%
EXPENSE RATIO (FOR
   INVESTOR CLASS)           0.68%       0.69%

Investment terms are defined in the Glossary on page 31.

12      1-800-345-2021

Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

portfolio. That's because Exxon and Mobil finalized their merger in the fourth quarter, creating a company that would be about 20% of the index. Two other companies, BP Amoco and Shell, make up another 20% or so. Without the changes, we're looking at three companies making up more than 40% of the index. We just didn't think it would be in our shareholders' best interests to have the fund so heavily concentrated in just a few names. But we should point out that we still have the ability to take relatively big positions in the largest energy stocks if we feel the need to do so.

YOU ALSO MENTIONED THAT YOU ADDED SOME BASIC MATERIALS SHARES. CARE TO
ELABORATE?

     Sure. We brought our weighting in basic materials stocks closer to neutral relative to the index--that is, to about 35% of the fund. We did that by adding nonferrous metals and paper and forest product companies. Paper and pulp companies did well last year because tight inventories and better demand sent prices soaring. That translated into better earnings, and higher share prices, for these companies. It was a similar story for the nonferrous metal names we bought--lower supply and higher demand meant better profits and earnings estimates.

AND CAN YOU GIVE SOME EXAMPLES OF EMERGING MARKET SHARES YOU LIKED?

     A good example of an emerging market stock we liked is Aracruz, a Brazilian paper company. The company did well last year because of some cost-cutting measures and the fact that it's tied closely to changes in paper and pulp prices. This stock performed well overall, though its share price fluctuated quite a bit, particularly over the last six months of the year. We bought the stock on the dips, which helped returns. Other emerging market basic material names we added in the second half were Grupo Mexico and Pohang Iron, both of which performed relatively well.

WHAT WERE SOME STOCKS THAT WEIGHED ON PERFORMANCE?

     A good example of a stock that hurt performance relative to our index was
Inco, a Canadian nickel and copper producer. This stock performed very well last year, up about 50% in March and April, but we were underweight it relative to the benchmark. That limited our returns relative to the index. It was a case where our timing was off--we thought it would be a good buy, but not until later in 2000. By then, it had already seen a big run-up in price.

WHAT'S THE OUTLOOK FOR THE WORLD ECONOMY?

     We're positive on global economic growth and commodity prices going forward--we keep seeing global growth projections revised higher. Global growth's important because it determines the level of commodity demand. Last year was a good example of what improving growth and firmer commodity prices can mean for fund returns.

     Twelve months ago, analysts expected global growth in the neighborhood of
1.5% for 2000. By the end of 1999, those estimates had been revised up to around
3% (see the economic growth forecast graph on page 14). However, Japan is somewhat of a question mark. Though growth has improved there, we'd still like to see them tackle fundamental banking reforms.

[right margin]

"WE'RE POSITIVE ON GLOBAL ECONOMIC GROWTH AND COMMODITY PRICES GOING
FORWARD--WE KEEP SEEING GLOBAL GROWTH PROJECTIONS REVISED HIGHER."

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                              AS OF         AS OF
                            12/31/99       6/30/99
EXXON MOBIL CORP.(1)          6.9%          5.1%(2)
BP AMOCO PLC(3)               5.0%          5.0%(4)
CHEVRON CORP.                 3.7%          4.9%
TOTAL SA CL B                 3.5%          2.9%
ENI S.P.A.                    3.1%          3.5%
ROYAL DUTCH
     PETROLEUM CO.            3.0%          3.6%
ALCOA INC.                    2.4%          2.1%
SHELL TRANSPORT &
     TRADING CO. PLC          2.3%          2.7%
ATLANTIC RICHFIELD CO.        2.2%          1.9%
ENRON CORP.                   2.1%          1.8%

(1)  Formerly Exxon Corp.

(2)  Represents Exxon Corp. shares owned by the fund.

(3)  Formerly British Petroleum Co. plc.

(4)  Represents British Petroleum Co. plc shares owned by the fund.

                                                www.americancentury.com      13

Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR NATURAL RESOURCES-RELATED STOCKS?

     Given our positive outlook for global growth and commodities prices, it's not surprising that we think natural resources stocks could do well going forward. We also like these stocks because they're generally more value-oriented, cyclical companies. Cyclical shares tend to do better later in the economic cycle when growth is strong. We think value shares would tend to hold up better if world central banks decided to raise interest rates aggressively to slow economic growth and head off inflation. That's because these shares seem to have less room to fall than some of the more high-flying growth stocks.

     But that outlook comes with some caveats. First, we should caution shareholders that we'd likely have to see momentum investors and other market players rotate into this sector to get a big rally. Keep in mind, it was interest from momentum players that helped generate big gains for natural resources stocks in April and May. Second, oil prices are flirting with $30 a barrel. Though OPEC has managed to limit supply so far, prices that high tempt member countries to increase supply, which could cause oil prices to fall (and hurt the prices of energy stocks).

HOW WILL YOU POSITION GLOBAL NATURAL RESOURCES GOING FORWARD?

     In terms of broad sector allocations, we're likely to continue to run the fund close to its neutral weighting of around 65% energy and 35% basic materials shares. Of course, we'd likely make some adjustments to those weightings if the economic or risk/reward outlook changes. Within basic materials, we currently like nonferrous metals companies, including zinc, aluminum, and platinum companies. As a result, we're likely to overweight these shares going forward.
Within energy, we're likely to modestly overweight the big integrated oil producers because we think oil's price is precariously high. If oil's price comes down, even a little, the share prices of these larger, more diversified companies would likely hold up better than the small oil service stocks.

[left margin]

[pie charts - data below]

GEOGRAPHIC COMPOSITION

AS OF DECEMBER 31, 1999
U.S. (includes temporary
   cash investments)         42%
Europe                       34%
Americas (excluding U.S.)    11%
Asia/Pacific                  9%
South Africa                  4%

AS OF JUNE 30, 1999
U.S. (includes temporary
   cash investments)         49%
Europe                       32%
Americas (excluding U.S.)     9%
Asia/Pacific                  8%
South Africa                  2%

[bar graph - data below]

ECONOMIC GROWTH FORECASTS

                     Old 1999      Old 2000     New 1999     New 2000
                     Forecast      Forecast     Forecast     Forecast
USA                    3.9%          2.7%         4.0%         3.0%
Japan                  0.5%         -0.7%         0.8%         1.0%
Euro Area              1.8%          2.8%         2.1%         2.8%
Emerging Economies     2.2%          4.3%         3.0%         4.6%
Global                 2.3%          2.4%         2.6%         2.9%

Source: J.P. Morgan

14      1-800-345-2021

Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%

AUSTRALIA -- 3.1%
Basic Materials
                 200,000   M.I.M. Holdings Limited                  $   205,984
                  75,000   WMC Limited                                  413,280
Energy
                 305,000   Oil Search Limited(1)                        400,160
                  80,000   Woodside Petroleum Limited                   590,400
                                                                    -----------
                                                                       1,609,824
                                                                    -----------
AUSTRIA -- 0.8%
Basic Materials
                   9,000   Boehler-Uddeholm AG                          414,817
                                                                    -----------
BRAZIL -- 1.4%
Basic Materials
                  28,000   Aracruz Celulose S.A. ADR                    735,000
                                                                    -----------
CANADA -- 7.5%
Basic Materials
                  25,000   Barrick Gold Corp.                           442,188
                  28,300   Inco Ltd.(1)                                 665,050
                  50,000   Meridian Gold Inc.(1)                        339,359
                  40,000   Tembec Inc. Cl A(1)                          446,014
Energy
                  40,000   Anderson Exploration Ltd.(1)                 477,872
                  40,000   Petro-Canada                                 566,521
                  15,000   Suncor Energy, Inc.                          627,467
                   8,000   Talisman Energy, Inc.(1)                     204,446
                  25,000   Tesco Corp.(1)                               159,291
                                                                    -----------
                                                                       3,928,208
                                                                    -----------
FINLAND -- 1.1%
Basic Materials
                  15,000   UPM-Kymmene Oyj                              603,810
                                                                    -----------
FRANCE -- 4.2%
Basic Materials
                   5,000   Pechiney SA Cl A                             357,003
Energy
                  14,000   Total SA Cl B                              1,866,779
                                                                    -----------
                                                                       2,223,782
                                                                    -----------
INDONESIA -- 0.9%
Basic Materials
                 400,000   PT Indah Kiat Pulp & Paper
                              Corporation Tbk(1)                        157,424

Shares                                                                 Value
--------------------------------------------------------------------------------

Energy
                  40,000   Gulf Indonesia Resources Ltd.(1)         $   325,000
                                                                    -----------
                                                                         482,424
                                                                    -----------
ITALY -- 3.1%
Energy
                 300,000   ENI S.p.A.                                 1,648,401
                                                                    -----------
JAPAN -- 4.4%
Basic Materials
                  67,000   Nippon Paper Industries Co.                  369,198
                 295,000   Nippon Steel Corporation                     690,075
                  70,000   Oji Paper Co. Ltd.                           421,357
                 110,000   Sumitomo Metal Industries(1)                  82,901
Energy
                  36,000   General Sekiyu K.K.                           80,689
                  70,000   Nippon Oil Company                           308,310
                 100,000   OSAKA GAS CO., LTD.                          240,775
                  30,000   Showa Shell Sekiyu                           132,426
                                                                    -----------
                                                                       2,325,731
                                                                    -----------
MEXICO -- 2.0%
Basic Materials
                 100,000   Grupo Mexico S.A. Series B                   495,515
                  40,000   Tubos de Acero de Mexico,
                              SA ADR                                    542,500
                                                                    -----------
                                                                       1,038,015
                                                                    -----------
NETHERLANDS -- 3.8%
Basic Materials
                  25,000   Ispat International NV New
                              York Shares                               403,125
Energy
                  26,000   Royal Dutch Petroleum Co.                  1,592,146
                                                                    -----------
                                                                       1,995,271
                                                                    -----------
NORWAY -- 1.3%
Energy
                  38,000   Petroleum Geo-Services(1)                    678,275
                                                                    -----------
PORTUGAL -- 0.7%
Basic Materials
                  55,000   Portucel Industrial-Empresa
                              Produtora de Celulose, SA                 378,035
                                                                    -----------
SOUTH AFRICA -- 3.7%
Basic Materials
                  26,000   Anglo American Platinum Corp.
                              Limited                                   789,927
                   5,000   Anglogold Limited                            257,189

See Notes to Financial Statements              www.americancentury.com      15

Global Natural Resources--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------

                  13,000   De Beers                                 $   378,067
                  55,000   Sappi Limited                                543,298
                                                                    -----------
                                                                       1,968,481
                                                                    -----------
SOUTH KOREA -- 0.6%
Basic Materials
                   9,000   Pohang Iron & Steel Co.,
                              Ltd. ADR                                  315,000
                                                                    -----------
SPAIN -- 2.7%
Basic Materials
                  21,270   Asturiana de Zinc, SA(1)                     273,985
Energy
                  48,500   Respol SA                                  1,123,560
                                                                    -----------
                                                                       1,397,545
                                                                    -----------
SWEDEN -- 1.8%
Basic Materials
                  18,000   Granges AB                                   375,750
                  19,000   Svenska Cellulosa AB Cl B                    563,095
                                                                    -----------
                                                                         938,845
                                                                    -----------
THAILAND -- 0.8%
Energy
                  65,000   PTT Exploration and Production
                              Public Company Ltd.(1)                    400,372
                                                                    -----------
UNITED KINGDOM -- 14.1%
Basic Materials
                  12,000   Anglo American plc                           774,005
                 125,000   Billiton Plc                                 737,577
                 140,000   Corus Group plc                              364,134
                  42,416   Rio Tinto plc                              1,024,420
Energy
                 106,666   BG plc                                       689,276
                 260,186   BP Amoco Plc                               2,616,557
                 145,000   Shell Transport & Trading
                              Co. PLC                                 1,205,203
                                                                    -----------
                                                                       7,411,172
                                                                    -----------
UNITED STATES -- 38.6%
Basic Materials
                  15,200   Alcoa Inc.                                 1,261,600
                   7,000   Champion International Corp.                 433,562
                   7,000   Georgia-Pacific Corp.                        355,250

Shares                                                                 Value
--------------------------------------------------------------------------------

                  13,500   Georgia-Pacific Corp. (Timber
                              Group)                                $   332,438
                  12,000   International Paper Co.                      677,250
                  10,000   Nucor Corp.                                  548,125
                   5,000   Rayonier, Inc.                               241,562
                   7,300   Weyerhaeuser Co.                             524,231
Energy
                  10,000   Anadarko Petroleum Corp.                     341,250
                  13,500   Atlantic Richfield Co.                     1,167,750
                  13,000   Barrett Resources Corp.(1)                   382,688
                  12,000   Burlington Resources Inc.                    396,750
                  22,500   Chevron Corp.                              1,949,062
                  10,800   Coastal Corp. (The)                          382,725
                  18,000   Diamond Offshore Drilling, Inc.              550,125
                  12,000   El Paso Energy Corporation                   465,750
                  25,400   Enron Corp.                                1,127,125
                  45,183   Exxon Mobil Corp.                          3,640,055
                  18,000   Halliburton Co.                              724,500
                   7,200   Phillips Petroleum Co.                       338,400
                  19,200   Schlumberger Ltd.                          1,080,000
                  19,500   Texaco Inc.                                1,059,094
                  50,000   Titan Exploration, Inc.(1)                   265,625
                  20,000   Tom Brown, Inc.(1)                           268,750
                  21,724   Transocean Sedco Forex, Inc.                 731,827
                  15,000   Unocal Corp.                                 503,440
                  19,200   Williams Companies, Inc. (The)               586,800
                                                                    -----------
                                                                      20,335,734
                                                                    -----------
TOTAL COMMON STOCKS                                                  50,828,742
                                                                    -----------
   (Cost $40,057,649)

TEMPORARY CASH INVESTMENTS -- 3.4%
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.30%, dated 12/31/99,
       due 1/3/00 (Delivery value $1,800,495)                         1,800,000
                                                                    -----------
   (Cost $1,800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $52,628,742
                                                                    ===========
   (Cost $41,857,649)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

16      1-800-345-2021                        See Notes to Financial Statements

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                               GLOBAL NATURAL
DECEMBER 31, 1999                              GLOBAL GOLD        RESOURCES

ASSETS
Investment securities, at value
  (identified cost of $245,891,298, and
  $41,857,649, respectively) (Note 3) ........ $201,875,475       $52,628,742
Investment securities -- affiliated, at
  value (identified cost of $1,759,578) ......    18,907              --
Cash .........................................    32,550            483,023
Dividends and interest receivable ............    9,680             53,540
                                              ---------------   --------------
                                               201,936,612        53,165,305
                                              ---------------   --------------

LIABILITIES
Payable for investments purchased ............    9,782               --
Accrued management fees (Note 2) .............   114,496            29,235
Distribution and service fees
  payable (Note 2) ...........................      9                 17
Payable for directors' fees and expenses .....     312                80
Accrued expenses and other liabilities .......     830                87
                                              ---------------   --------------
                                                 125,429            29,419
                                              ---------------   --------------

Net Assets ................................... $201,811,183       $53,135,886
                                              ===============   ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...... $411,277,298       $42,281,961
Accumulated undistributed net
  investment income (loss) ...................    42,608           (30,648)
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions ...................... (163,752,116)        113,698
Net unrealized appreciation
  (depreciation) on investments
  and translation
  of assets and liabilities in
  foreign currencies (Note 3) ................ (45,756,607)       10,770,875
                                              ---------------   --------------
                                               $201,811,183       $53,135,886
                                              ===============   ==============

Investor Class, $10.00 Par Value
Net assets ................................... $201,789,903       $53,095,444
Shares outstanding ...........................  38,133,399         4,064,047
Net asset value per share ....................    $5.29             $13.06

Advisor Class, $10.00 Par Value
Net assets ...................................   $21,280            $40,442
Shares outstanding ...........................    4,023              3,096
Net asset value per share ....................    $5.29             $13.06

See Notes to Financial Statements              www.americancentury.com      17

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

                                                              GLOBAL NATURAL
YEAR ENDED DECEMBER 31, 1999                  GLOBAL GOLD        RESOURCES

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $140,857 and $60,212,
  respectively) ............................   $3,680,729         $940,981
Interest ...................................     69,900            50,322
                                            ----------------   --------------
                                               3,750,629           991,303
                                            ----------------   --------------

Expenses (Note 2):
Management fees ............................   1,469,940           331,041
Distribution fees -- Advisor Class .........       31                41
Service fees -- Advisor Class ..............       31                41
Directors' fees and expenses ...............     4,530               914
                                            ----------------   --------------
                                               1,474,532           332,037
                                            ----------------   --------------

Net investment income ......................   2,276,097           659,266
                                            ----------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
(NOTE 3)
Net realized gain (loss) on:
Investments (includes $(3,512,704)
  from affiliates for Global Gold) .........  (49,511,717)        2,465,473
Foreign currency transactions ..............    (133,278)         (21,488)
                                            ----------------   --------------
                                              (49,644,995)        2,443,985
                                            ----------------   --------------

Change in net unrealized appreciation
  (depreciation) on:
Investments ................................   39,009,203         7,581,890
Translation of assets and liabilities
   in foreign currencies ...................      (226)             (724)
                                            ----------------   --------------
                                               39,008,977         7,581,166
                                            ----------------   --------------

Net realized and unrealized gain (loss)
  on investments and foreign currency ......  (10,636,018)       10,025,151
                                            ----------------   --------------

Net Increase (Decrease) in Net Assets
  Resulting from Operations ................  $(8,359,921)       $10,684,417
                                            ================   ==============

18      1-800-345-2021                        See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

                                              GLOBAL GOLD             GLOBAL NATURAL RESOURCES
Increase (Decrease) in Net Assets        1999            1998            1999           1998

OPERATIONS
Net investment income ..............  $2,276,097      $1,932,357        $659,266       $737,713
Net realized gain (loss) on
  investments and foreign
  currency transactions ............ (49,644,995)    (77,995,127)      2,443,985      (1,360,231)
Change in net unrealized
  appreciation (depreciation)
  on investments and translation
  of assets and liabilities in
  foreign currencies ...............  39,008,977      47,507,318       7,581,166      (1,956,185)
                                     -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets resulting
  from operations ..................  (8,359,921)    (28,555,452)      10,684,417     (2,578,703)
                                     -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...................  (2,103,052)     (1,999,679)       (669,251)      (688,139)
  Advisor Class ....................     (120)           (144)            (139)           --
In excess of net investment income:
  Investor Class ...................      --              --            (12,408)          --
  Advisor Class ....................      --              --               (9)            --
From net realized gains on
 investment transactions:
  Investor Class ...................      --              --            (552,979)         --
  Advisor Class ....................      --              --              (423)           --
                                     -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ...............  (2,103,172)     (1,999,823)      (1,235,209)     (688,139)
                                     -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ............... (16,514,093)     13,328,332       3,927,898      (3,530,585)
                                     -------------   -------------   -------------   -------------

Net increase (decrease)
  in net assets .................... (26,977,186)    (17,226,943)      13,377,106     (6,797,427)

NET ASSETS
Beginning of period ................ 228,788,369     246,015,312       39,758,780     46,556,207
                                     -------------   -------------   -------------   -------------
End of period ...................... $201,811,183    $228,788,369     $53,135,886     $39,758,780
                                     =============   =============   =============   =============

Accumulated undistributed
  net investment income (loss) .....   $42,608         $(16,686)        $(30,648)       $10,124
                                     =============   =============   =============   =============

See Notes to Financial Statements              www.americancentury.com      19

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1999

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Global Gold Fund (Global Gold) and
Global Natural Resources Fund (Global Natural Resources) (the funds) are two of the six funds issued by the corporation. The funds are non-diversified under the
1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources'
investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industry. The funds invest primarily in equity securities. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares:
the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Global
Natural Resources commenced on April 26, 1999.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation)
on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Those differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

20      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1999

    At December 31, 1999, Global Gold had accumulated net realized capital loss carryovers for federal income tax purposes of $132,062,715 (expiring 2005 through 2007) which may be used to offset future taxable gains.

    For the two month period ended December 31, 1999, Global Gold and Global
Natural Resources incurred net capital and currency losses of $4,834,031 and
$30,649, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to
0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to
0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended December 31, 1999, the effective annual Investor Class management fee was 0.68% for Global Gold and Global Natural Resources.

    The Board of Directors has adopted the Advisor Class Master Distribution and
Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act.
The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31, 1999, were $62 for Global Gold and $82 for Global Natural
Resources.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of securities, excluding short-term investments, for the year ended December 31, 1999, for Global Gold and Global Natural Resources totaled
$114,307,142 and $42,962,614, respectively. Sales of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled
$129,163,981 and $41,294,309, respectively.

    As of December 31, 1999, accumulated net unrealized appreciation
(depreciation) for Global Gold and Global Natural Resources was $(72,621,881)
and $10,429,877, respectively, based on the aggregate cost of investments for federal income tax purposes of $274,516,263 and $42,198,865, respectively.
Accumulated net unrealized appreciation or depreciation consisted of unrealized appreciation of $16,470,796 and $12,271,308 for Global Gold and Global Natural
Resources and unrealized depreciation of $89,092,677 and $1,841,431, respectively.

                                                www.americancentury.com      21

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund.
Transactions in shares of the funds were as follows:

                                                    GLOBAL GOLD                 GLOBAL NATURAL RESOURCES
                                              SHARES           AMOUNT           SHARES           AMOUNT
INVESTOR CLASS
Designated Shares ........................ 1,000,000,000                     1,000,000,000
                                           =============                     =============
Year ended December 31, 1999
Sold .....................................  65,207,249      $355,115,412      7,585,812        $91,638,180
Issued in reinvestment of distributions ..   391,198         1,970,944          92,400          1,167,313
Redeemed ................................. (68,903,309)     (373,606,613)     (7,370,149)     (88,918,348)
                                           -------------   ---------------   -------------   -------------
Net increase (decrease) ..................  (3,304,862)     $(16,520,257)      308,063         $3,887,145
                                           =============   ===============   =============   =============

Year ended December 31, 1998
Sold ..................................... 104,258,706      $652,622,550      6,504,958        $73,091,465
Issued in reinvestment of distributions ..   333,504         1,863,311          59,439           657,579
Redeemed ................................. (101,985,910)    (641,175,389)     (6,865,254)     (77,279,629)
                                           -------------   ---------------   -------------   -------------
Net increase (decrease) ..................  2,606,300        $13,310,472       (300,857)      $(3,530,585)
                                           =============   ===============   =============   =============

ADVISOR CLASS
Designated Shares ........................  250,000,000                       250,000,000
                                           =============                     =============
Year ended December 31, 1999(1)
Sold .....................................    6,590            $36,505           6,731           $87,896
Issued in reinvestment of distributions ..      23              120               52               662
Redeemed .................................    (5,657)         (30,461)          (3,687)         (47,805)
                                           -------------   ---------------   -------------   -------------
Net increase .............................     956             $6,164           3,096            $40,753
                                           =============   ===============   =============   =============

Period ended December 31, 1998(2)
Sold .....................................    21,411          $120,946
Issued in reinvestment of distributions ..      26               144
Redeemed .................................   (18,370)         (103,230)
                                           -------------   ---------------
Net increase .............................    3,067            $17,860
                                           =============   ===============

(1) April 26, 1999 (commencement of sale) through December 31, 1999 for Global
    Natural Resources.

(2) May 6, 1998 (commencement of sale) through December 31, 1998.

22      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
5.  AFFILIATED COMPANY TRANSACTIONS

    A summary of transactions for each issuer which is or was an affiliate at or during the year ended December 31, 1999, follows:

                            SHARE BALANCE   PURCHASE      SALES        REALIZED                  DECEMBER 31, 1999
FUND/ISSUER                   12/31/98        COST        COST           LOSS      INCOME   SHARE BALANCE   MARKET VALUE
GLOBAL GOLD
Greenstone Resources Ltd.      510,000         --      $3,669,629    $(3,512,704)    --         260,000       $18,907
                                            =======    ==========    ============  ======                   ===========

--------------------------------------------------------------------------------
6.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank.
The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended December 31, 1999.

                                                www.americancentury.com      23

Global Gold--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                  Investor Class
                                          1999        1998         1997         1996         1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ..   $5.52       $6.34       $11.33       $12.37       $11.33
                                       ---------   ----------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income ...............  0.06(1)     0.05(1)       0.09         0.06         0.02
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions .............  (0.24)      (0.82)       (4.79)       (0.40)        1.03
                                       ---------   ----------   ----------   ----------   ---------
  Total From Investment Operations ....  (0.18)      (0.77)       (4.70)       (0.34)        1.05
                                       ---------   ----------   ----------   ----------   ---------
Distributions
  From Net Investment Income ..........  (0.05)      (0.05)       (0.09)       (0.06)       (0.01)
  From Net Realized Gains on
  Investment Transactions .............    --          --         (0.20)       (0.64)         --
                                       ---------   ----------   ----------   ----------   ---------
  Total Distributions .................  (0.05)      (0.05)       (0.29)       (0.70)       (0.01)
                                       ---------   ----------   ----------   ----------   ---------
Net Asset Value, End of Period ........  $5.29        $5.52        $6.34       $11.33       $12.37
                                       =========   ==========   ==========   ==========   =========
  Total Return(2) .....................  (3.18)%    (12.18)%     (41.47)%      (2.76)%       9.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............   0.68%       0.69%        0.67%        0.62%        0.61%
Ratio of Net Investment Income
  to Average Net Assets ...............   1.04%       0.75%        0.92%        0.46%        0.17%
Portfolio Turnover Rate ...............    53%         68%          28%          45%          28%
Net Assets, End of Period
  (in thousands) ...................... $201,790    $228,771     $246,015     $432,587     $537,693

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

24      1-800-345-2021                        See Notes to Financial Statements

Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                Advisor Class
                                             1999         1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .....  $5.52          $7.31
                                          -----------   ----------
Income From Investment Operations
  Net Investment Income(2) ...............   0.03          0.01
  Net Realized and Unrealized Loss
  on Investment Transactions .............  (0.21)        (1.76)
                                          -----------   ----------
  Total From Investment Operations .......  (0.18)        (1.75)
                                          -----------   ----------
Distributions
  From Net Investment Income .............  (0.05)        (0.04)
                                          -----------   ----------
Net Asset Value, End of Period ...........  $5.29         $5.52
                                          ===========   ==========
  Total Return(3) ........................  (3.30)%      (24.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................   0.93%       0.94%(4)
Ratio of Net Investment Income
  to Average Net Assets ..................   0.79%       0.20%(4)
Portfolio Turnover Rate ..................    53%           68%
Net Assets, End of Period ................ $21,280        $16,938

(1) May 6, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements              www.americancentury.com      25

Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                  Investor Class
                                            1999         1998         1997         1996         1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $10.59       $11.48       $11.91       $10.66        $9.61
                                         ----------   ----------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income .................  0.16(1)       0.19         0.22         0.17         0.16
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ...............   2.62        (0.90)        0.08         1.46         1.22
                                         ----------   ----------   ----------   ----------   ---------
  Total From Investment Operations ......   2.78        (0.71)        0.30         1.63         1.38
                                         ----------   ----------   ----------   ----------   ---------
Distributions
  From Net Investment Income ............  (0.17)       (0.18)       (0.23)       (0.17)       (0.16)
  In Excess of Net Investment Income ....   --(2)         --           --           --           --
  From Net Realized Gains on
  Investment Transactions ...............  (0.14)         --         (0.50)       (0.21)       (0.17)
                                         ----------   ----------   ----------   ----------   ---------
  Total Distributions ...................  (0.31)       (0.18)       (0.73)       (0.38)       (0.33)
                                         ----------   ----------   ----------   ----------   ---------
Net Asset Value, End of Period ..........  $13.06       $10.59       $11.48       $11.91       $10.66
                                         ==========   ==========   ==========   ==========   =========
  Total Return(3) .......................  26.50%       (6.30)%       2.50%       15.45%       14.41%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................   0.68%        0.69%      0.73%(4)       0.76%        0.76%
Ratio of Net Investment Income
  to Average Net Assets .................   1.34%        1.70%      1.55%(4)       1.78%        2.02%
Portfolio Turnover Rate .................    87%          76%          41%          53%          39%
Net Assets, End of Period
  (in thousands) ........................ $53,095       $39,749      $46,556      $66,021      $30,157

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount is less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

(4)  A portion of the management fee was waived during the year ended December
     31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.

26      1-800-345-2021                        See Notes to Financial Statements

Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                  Advisor Class
                                                      1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .............    $11.99
                                                    ----------
Income From Investment Operations
  Net Investment Income(2) .......................     0.07
  Net Realized and Unrealized Gain
  on Investment Transactions .....................     1.29
                                                    ----------
  Total From Investment Operations ...............     1.36
                                                    ---------
Distributions
  From Net Investment Income .....................    (0.15)
  In Excess of Net Investment Income .............     --(3)
  From Net Realized Gains
  on Investment Transactions .....................    (0.14)
                                                    ----------
  Total Distributions ............................    (0.29)
                                                    ----------
Net Asset Value, End of Period ...................    $13.06
                                                    ==========
  Total Return(4) ................................    11.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..........................   0.93%(5)
Ratio of Net Investment Income
  to Average Net Assets ..........................   0.85%(5)
Portfolio Turnover Rate ..........................      87%
Net Assets, End of Period ........................    $40,442

(1) April 26, 1999 (commencement of sale) through December 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount is less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements              www.americancentury.com      27

Report of Independent Acountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and
Shareholders of the Global Gold Fund and Global Natural Resources Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund and the Global
Natural Resources Fund (two of the six funds comprising the American Century
Quantitative Equity Funds, hereafter referred to as the "Funds") at
December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended December 31, 1996 were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the
Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                            PricewaterhouseCoopers LLP

Kansas City, Missouri
February 3, 2000

28      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                www.americancentury.com      29

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy.
They are not intended to serve as a complete investment program by themselves.
International investing also involves special risks, such as political instability and currency fluctuations.

     GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other precious metals throughout the world.

     GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The GLOBAL GOLD FUND BENCHMARK was the Benham North American Gold Equities
Index from inception through February 1996. From March 1996 through December
1997, the benchmark was the FT-SE Gold Mines Index. Since January 1998, the
benchmark has been a proprietary index described in more detail on page 6.

     The FT-SE(reg.tm) GOLD MINES INDEX(1) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

     The DOW JONES WORLD STOCK INDEX(2), created by the editors of The Wall
Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the GLOBAL NATURAL RESOURCES FUND'S
BENCHMARK index using the companies represented in two of these sectors--Basic
Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

     The MORGAN STANLEY WORLD STOCK INDEX is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated.

     The Lipper categories for Global Gold and Global Natural Resources are:

     GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

     NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least 65% of their assets in natural resources stocks.

(1) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a
    trademark of the London Stock Exchange Limited and the Financial Times Ltd.
    and is used by FT-SE International Limited under license. FT-SE
    International Limited does not sponsor, endorse, or promote the fund.

(2) The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       BILL MARTIN
       JOE STERLING

30      1-800-345-2021
Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that wouldhave produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 24-27.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

TYPES OF STOCKS

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of the largest publicly traded companies that issue shares. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of mid-sized publicly traded companies. These tend to be the stocks that make up the S&P
MidCap 400 and the Russell 2500.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS -- the stocks of smaller publicly traded companies. These tend to be the stocks that make up the S&P SmallCap
600 and the Russell 2000.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

                                                www.americancentury.com      31

Notes
--------------------------------------------------------------------------------

32      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

                                                         Funds Distributor, Inc.
0002                               is the distributor for American Century funds
SH-ANN-19623                       (c)2000 American Century Services Corporation

[front cover]

DECEMBER 31, 1999

AMERICAN CENTURY(reg.sm)
ANNUAL REPORT

[graphic of runners]

Utilities

[american century logo (reg.sm)]
American
Century

[inside front cover]

Receive Your Annual Reports Online
--------------------------------------------------------------------------------

Manage important papers with ease

   American Century gives you the choice to manage your important documents. Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

   It's easy. It's convenient. It's paper free:

   * Receive links to documents by email

   * Download select documents and file electronically to save space  in your file cabinets

   * Read documents at your convenience

   It's easy to sign up for this program. Go to www.americancentury.com and follow these easy steps.

   1. Log in with your secure OnePIN.

   2. Select an account on your account list.

   3. Select the Electronic Communication link.

   If you don't have a OnePIN, create one today. All you need is your six digit personal access code and a username that you choose. If you don't have a personal access code, call one of our representatives. They'll send you one in the mail.

   Questions about how to choose the Electronic Communication program? Simply step through the online demonstration at www.americancentury.com. Or call our representatives at 1-800-345-2021. LOG IN AND TAKE CONTROL TODAY!

[left margin]

UTILITIES
(BULIX)
---------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Now there are better choices  for you and your employees
--------------------------------------------------------------------------------

   You always want to do what's best for both your business and your employees, but you may not know where to turn for answers and assistance. American Century can help with our personalized attention that caters to business retirement planning. With the NEW American Century 401(k), your retirement plan can grow as your business grows.

   In addition to this plan, you can choose from five other business retirement plans that also give you the affordability, variety, and assistance you may need. Your benefits range from tax-deferred investing and tax-deductible contributions, to retaining good employees. Give us a call today at
1-800-345-3533, ext. 4001 and let our knowledgeable team of Business Retirement
Specialists help you set up the right business retirement plan for you.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Equity investors were well rewarded in 1999 as the stock market put together another year of spectacular returns. Among utilities stocks, deregulation in recent years has transformed the sector from a collection of relatively stable, dividend-paying companies into the home of some of the highest-flying, growth-oriented investments.

     And although equity investors have benefited from exceptional stock returns over the past several years, we wish to stress that these results are unprecedented and not indefinitely sustainable.

     It is important to remember that market corrections are an inevitable, even necessary, part of the investment process. For that reason, it is prudent to maintain reasonable expectations for your fund's future performance.

     Turning to corporate matters, we are constantly looking for ways to lower the costs of trading securities and generate better returns for shareholders. To that end, we have made strategic investments in several companies that allow buyers and sellers of securities to connect directly, efficiently, and anonymously. Many of our equity trades are executed over alternative trading networks. Savings in this area directly affect the performance of your funds.

     We're also pleased to announce that American Century has been named by
Fortune magazine as one of its "100 Best Companies to Work For." In addition, American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm.

     We do not take acknowledgements such as these lightly-- they enable us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and an essential one in our effort to provide you with excellent investment management and service.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
UTILITIES

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statements of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   17
   Report of Independent
      Accountants .........................................................   19
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   20
   Background Information
      Investment Philosophy
         and Policies .....................................................   21
      Comparative Indices .................................................   21
      Lipper Rankings .....................................................   21
      Investment Team
         Leaders ..........................................................   21
   Glossary ...............................................................   22

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   The U.S. stock market had another spectacular year in 1999, capping one of the best decades in its history.

*   All of the major stock indexes posted double-digit returns for the year despite a modest decline during the summer.

*   Technology stocks outperformed the rest of the market by a wide margin. Led by the technology sector, small- and mid-cap stocks rebounded after a dismal
    1998.

*   Utilities stocks posted solid returns, but lagged the broader market.

*   Stock performance within the utilities sector varied widely--electrics had negative returns in 1999, while telecommunications stocks performed very well.

*   Natural gas shares finished the year with positive returns, but it was an uneven ride--after performing well in the first half of the year, higher interest rates limited returns in the second half.

MANAGEMENT Q&A

*   The portfolio's return for the year reflected the mixed performance of the utilities sector as a whole, producing positive returns but lagging the broader market and Lipper group average.

*   The primary reason the fund underperformed the Lipper group is that we had only a small position in natural gas stocks. Rather than chase performance, we try to deliver a pure play on the entire utilities sector. That approach has served shareholders well over the long haul--the fund's longer-term returns are all significantly better than average (see page 5).

*   The portfolio's largest weighting continues to be in telecommunications stocks. Several factors helped performance in this sector, including mergers and acquisitions, technological advancements, and competition spurred by deregulation.

*   The outlook for utilities shares in the coming year is clouded by competition and consolidation as companies adapt to the new, deregulated business environment. As a result, we expect continued volatility in this sector.

[left margin]

                       UTILITIES(1)
                        (BULIX)
     TOTAL RETURNS:                AS OF 12/31/99
        6 Months                            4.33%(2)
        1 Year                             11.46%
     30-DAY SEC YIELD:                      1.97%
     INCEPTION DATE:                       3/1/93
     NET ASSETS:                   $324.5 million(3)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor and Advisor classes.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 22-23.

2      1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

A SPECTACULAR DECADE

     The U.S. stock market continued to roll in 1999, capping one of the best decades in its history. Despite some stumbles along the way, the major stock indices posted double-digit returns for the year (see the table at right).

     How phenomenal were equity returns in the 1990s? The S&P 500 index soared by 433% during the decade--one of the best 10-year periods in the index's history--and achieved two unprecedented feats: nine consecutive years of positive returns, and five straight years with returns of 20% or more.

SUMMER HIATUS

     Stocks did not enjoy a smooth ride to their ultimate destination (see the graph at right). Concerns about inflation, rising interest rates, and historically high stock valuations led to a modest downturn in the third quarter, punctuated by bouts of volatility.

     However, stocks roared back in the fourth quarter as investors regained confidence in the health of the U.S. economy. Most of the year's gains in the major stock indexes occurred in the final quarter.

TECHNOLOGY RULED

    In 1998, the mantra in the U.S. stock market was "bigger is better"--investors favored the shares of large, well-known companies that they could buy or sell at a moment's notice. In 1999, the refrain became
"technology is the future"--investors embraced the potential of electronic commerce and bid up the stock prices of "dot-coms" and other Internet- and computer-related companies. As a result, the technology sector outperformed the rest of the market by a wide margin.

     The popularity of technology stocks extended to companies of all sizes, which helped boost the performance of some small- and mid-cap stocks that had been ignored in 1998.

SHUNNING TRADITIONAL VALUES

     Value stocks--those considered to be attractively valued relative to their earnings growth--were left out in the cold. Most value stocks tend to be traditional bricks-and-mortar businesses, and they simply couldn't compete with the excitement generated by technology shares.

     But many of these stocks appear to be remarkable bargains when compared with the high valuations of most technology and growth-oriented stocks. It may still take a while, however, for investors to recognize and appreciate this value.

[right margin]

"INVESTORS EMBRACED THE POTENTIAL OF ELECTRONIC COMMERCE AND BID UP THE
STOCK PRICES OF 'DOT-COMS' AND OTHER INTERNET- AND COMPUTER-RELATED
COMPANIES."

BROAD MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999
   S&P 500                21.04%
   S&P MIDCAP 400         14.72%
   S&P SMALLCAP 600       12.41%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[line graph - data below]

BROAD MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1999
Value on 12/31/99
S&P 500             $1.21
S&P MidCap 400      $1.15
S&P SmallCap 600    $1.12

                S&P 500    S&P MidCap 400    S&P SmallCap 600
12/31/98           $1.00            $1.00                  $1.00
1/31/99            $1.04            $0.96                  $0.99
2/28/99            $1.01            $0.91                  $0.90
3/31/99            $1.05            $0.94                  $0.91
4/30/99            $1.09            $1.01                  $0.97
5/31/99            $1.06            $1.01                  $0.99
6/30/99            $1.12            $1.07                  $1.05
7/31/99            $1.09            $1.05                  $1.04
8/31/99            $1.08            $1.01                  $1.00
9/30/99            $1.05            $0.98                  $1.00
10/31/99           $1.12            $1.03                  $1.00
11/30/99           $1.14            $1.08                  $1.04
12/31/99           $1.21            $1.15                  $1.12

Source: Lipper Inc.

These indices are defined on page 21.

                                                www.americancentury.com      3

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)
UTILITIES MARKET OVERVIEW

     As a group, utilities stocks produced positive returns in 1999, but lagged the broader market, as represented by the S&P 500. But utilities' collective gains mask widely divergent performances from sector to sector.
Telecommunications and natural gas stocks posted solid gains for the year, while electric utilities suffered sizable losses.

     For all the variation in returns, the entire industry was marked by unprecedented levels of merger and acquisition activity. In one of the more dramatic examples, British wireless giant Vodafone AirTouch mounted a more than
$100 billion hostile takeover bid for German telecommunications firm Mannesmann.
The natural gas and electric utility sectors also had their share of headline-grabbing deals.

TELECOM CATCHES FIRE

     After making steady progress in the first nine months of 1999, telecommunications stocks caught fire in the final quarter of the year.
Investors displayed an insatiable appetite for these leading-edge companies. For the quarter, the Nasdaq Telecom Index was up more than 60%.

     In addition, mobile communications company returns exploded in response to rapidly expanding global demand for wireless communications. In one of the year's most stunning developments, the stock price of Qualcomm, an emerging leader in wireless phone technology, increased nearly 30-fold.

NATURAL GAS SURGES, RETREATS

     Natural gas stocks were on a roller coaster in 1999, although they ended the ride in fairly good shape. These stocks performed very well in the first half of the year, when the sector benefited from better global economic growth, merger and acquisition activity, and a rotation into cyclical and value-oriented shares. The latter half of the year saw these stocks languish, as the winter got off to a warmer-than-normal start.

     Rising interest rates also limited returns. The relatively high dividends paid by natural gas stocks give them a bond-like quality. And like bonds, these dividend-paying stocks performed relatively poorly as rates rose in the second half of the year.

ELECTRICS: 1999'S "HAVE-NOTS"

     Electric utility stocks had their worst year in recent memory, with the
Standard & Poor's Electric Utility index falling almost 20%. Rising interest rates were a big reason for the poor performance of electric utility stocks, but there were a host of other reasons as well.

     Investors were worried about how companies would fare as industry competition intensified. While deregulation means the sector is full of potential, investors chose to focus instead on the uncertainty surrounding how these companies will manage all the cash at their disposal after recovering
"stranded costs" for older power plants and equipment.

[left margin]

"TELECOMMUNICATIONS STOCKS CAUGHT FIRE IN THE FINAL QUARTER OF  THE
YEAR."

UTILITIES MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999
   FUND BENCHMARK                  12.36%
   S&P Telecommunications
     (long distance) Index         16.81%
   S&P Telephone Index          5.46%
   S&P Electric Index         -19.43%
   S&P Natural Gas Index       19.07%

Source: Bloomberg Financial Markets

These indices are defined on page 21.

4      1-800-345-2021

Utilities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                           INVESTOR CLASS (INCEPTION 3/1/93)                          ADVISOR CLASS (INCEPTION 6/25/98)
                                         FUND            UTILITY FUNDS(2)                                        FUND
             UTILITIES   S&P 500   BENCHMARK   AVERAGE RETURN   FUND'S RANKING   UTILITIES   S&P 500   BENCHMARK
======================================================================================================================
6 MONTHS(1)    4.33%        7.69%        2.39%         7.75%             --            4.21%        7.69%        2.39%
1 YEAR        11.46%       21.04%       12.36%        15.82%        55 OUT OF 100     11.20%       21.04%       12.36%
======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS       24.49%       27.56%       26.29%        19.07%        20 OUT OF 86        --           --           --
5 YEARS       22.36%       28.56%       23.98%        18.39%        10 OUT OF 65        --           --           --
LIFE OF FUND  15.21%       21.70%       16.37%       12.95%(3)      7 OUT OF 30(3)    19.89%      20.46%(4)    21.24%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3)  Since 3/4/93, the date nearest the class's inception for which data are available.

(4)  Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 20-22 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/99
S&P 500          $38,320
Fund Benchmark       $28,176
Utilities            $26,316

                  Utilities         S&P 500       Fund Benchmark
DATE                VALUE              VALUE              VALUE
3/1/93             $10,000            $10,000            $10,000
3/31/93            $10,223            $10,211            $10,258
6/30/93            $10,589            $10,261            $10,455
9/30/93            $11,262            $10,526            $11,078
12/31/93           $10,659            $10,770            $10,614
3/31/94             $9,731            $10,362             $9,699
6/30/94             $9,639            $10,405             $9,562
9/30/94             $9,801            $10,914             $9,812
12/31/94            $9,590            $10,912             $9,618
3/31/95            $10,161            $11,975            $10,071
6/30/95            $10,862            $13,118            $10,795
9/30/95            $11,897            $14,161            $11,822
12/31/95           $13,014            $15,014            $12,877
3/31/96            $12,699            $15,820            $12,637
6/30/96            $13,135            $16,530            $13,237
9/30/96            $12,506            $17,041            $12,839
12/31/96           $13,642            $18,461            $13,988
3/31/97            $13,353            $18,955            $13,740
6/30/97            $14,870            $22,267            $15,193
9/30/97            $15,697            $23,932            $16,091
12/31/97           $18,529            $24,619            $18,814
3/31/98            $20,750            $28,054            $21,274
6/30/98            $20,111            $28,979            $20,978
9/30/98            $20,592            $26,096            $21,585
12/31/98           $23,611            $31,654            $25,077
3/31/99            $22,501            $33,234            $24,475
6/30/99            $25,226            $35,580            $27,520
9/30/99            $24,204            $33,357            $26,419
12/31/99           $26,316            $38,320            $28,176

$10,000 investment made 3/1/93

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
S&P 500 and the fund's benchmark are provided for comparison. Until 1996, the fund's benchmark was the NYSE Utilities Index. Since 1996, the fund's benchmark has been a custom utilities index, described on page 21. Utilities'
total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                   Utilities       Fund Benchmark
DATE                RETURN            RETURN
12/31/93*            6.60%             6.14%
12/31/94           -10.03%            -9.39%
12/31/95            35.70%            33.89%
12/31/96             4.82%             8.63%
12/31/97            35.82%            34.50%
12/31/98            27.43%            33.29%
12/31/99            11.46%            12.36%

* From 3/1/93 (the fund's inception date) to 12/31/93.

                                                www.americancentury.com      5

Utilities--Q&A
--------------------------------------------------------------------------------
[photos of Joe Sterling and John Schniedwind]
     Based on interviews with Joe Sterling and John Schniedwind, portfolio managers on the Utilities fund investment team.

HOW DID THE UTILITIES FUND PERFORM IN 1999?

     The portfolio posted a total return of 11.46%* for the year, tracking the
12.36% return of its custom benchmark. The fund lagged the 15.82% average total return of the 100 utilities funds tracked by Lipper Inc. last year. However,
Utilities' longer-term performance relative to the Lipper group remained solid.
For the three- and five-year periods ended December 31, 1999, the fund ranked in the top quarter of its Lipper category. (See the previous page for additional performance comparisons.)

WHY DID UTILITIES LAG THE LIPPER GROUP  IN 1999?

     We think the main reason for the fund's underperformance was our relatively small weighting in natural gas stocks, particularly during the first half of the year. These shares made up only a little more than 2% of fund investments in
1999.

     Natural gas stocks performed very well early in the year, when oil and gas prices began to firm. Furthermore, in response to low energy prices in 1998, natural gas producers made cuts to their work forces and operating costs. The improved pricing environment and cost savings helped natural gas companies enjoy strong earnings during the first six months of the year.

WHY KEEP SUCH A SMALL PORTION OF THE FUND IN NATURAL GAS STOCKS?

     Keep in mind that we manage the portfolio against a custom index of 165 utilities stocks made up of a little more than 55% telecommunications companies, almost 25% electric utilities, about 5% gas utilities, and the remaining 15% or so utilities-related service and equipment companies.

     Natural gas is a relatively small part of the overall utilities industry, so it's typically not heavily represented in our benchmark or the fund. And rather than chase performance by jumping to the hottest utilities sector, we think it's in the best long-term interests of our shareholders to remain diversified across an array of utility companies.

SO YOU MANAGE THE FUND RELATIVE TO AN INDEX. WHAT DOES THAT MEAN FOR
SHAREHOLDERS? FOR PERFORMANCE?

     We think that our disciplined, benchmark-based approach is key to the fund's solid long-term returns. Not only has our commitment to that core investment strategy worked well over the long haul, but we also think it helped the fund's performance in the second half of 1999. That's when natural gas stocks languished because interest rates moved higher and investors sought out technology and telecommunications companies for faster expected growth prospects.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"RATHER THAN CHASE PERFORMANCE BY JUMPING TO THE HOTTEST UTILITIES SECTOR,
WE THINK IT'S IN THE BEST LONG-TERM INTERESTS OF OUR SHAREHOLDERS TO REMAIN
DIVERSIFIED ACROSS AN ARRAY OF UTILITIES COMPANIES."

PORTFOLIO AT A GLANCE
                          12/31/99       12/31/98
NO. OF COMPANIES             77            80
30-DAY SEC YIELD            1.97%         2.44%
MEDIAN P/E RATIO            23.5          17.4
PORTFOLIO TURNOVER           50%           98%
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.68%         0.69%

Investment terms are defined in the Glossary on pages 22-23.

6      1-800-345-2021

Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

SPEAKING OF TELECOMMUNICATIONS COMPANIES, THEY POSTED ATTRACTIVE RETURNS IN
1999. WHAT POWERED THOSE GAINS?

     The unifying theme for telecommunications stocks was change--change spurred by technological advances and industry deregulation. In terms of technology, the explosion of the Internet has caused data communications to supersede voice communications. Phone networks were originally designed to handle voice--not data--traffic, so new entrants supplying state-of-the-art fiber networks have flourished. In addition, new technologies allow phone calls over the Internet, giving rise to an entirely new breed of telecommunications company.

     Against this backdrop, deregulation paved the way for companies who want to offer customers a package of services including local and long-distance phone service, online services, and high-speed Internet connections.

     Mergers and acquisitions also helped returns in this sector. Consolidation reached a fever pitch as rising stock prices gave companies valuable currency to fund their acquisitions. Among the mega-deals in the telecommunications sector,
MCI WorldCom agreed to buy Sprint, and Vodafone AirTouch launched a bid for
Mannesmann.

WHICH OF THE UTILITIES FUND'S TELECOMMUNICATIONS HOLDINGS CONTRIBUTED MOST TO
ITS 1999 PERFORMANCE AND WHY?

     Some of the biggest positive contributors to performance included MCI
WorldCom and Vodafone AirTouch. Both of these stocks were buoyed by excitement over their acquisition plans. Another strong performer was BCE, the parent company of Bell Canada, which was boosted by the planned "spin off" of its network equipment subsidiary, Nortel Networks. Sprint PCS, the nation's second-largest wireless phone company, posted very strong gains by attracting more new customers than expected. Long-distance provider Sprint also performed well, successfully competing for market share. Investors also were enthusiastic about the company's new nationwide Wireless Web data service, one of the leading wireless Internet applications.

CAN YOU NAME SOME TELECOMMUNICATIONS STOCKS THAT DIDN'T PERFORM AS WELL LAST
YEAR?

     One example was AT&T, which had lackluster returns. Investors shied away because of concern about AT&T's ability to digest recent acquisition
TCI and its pending purchase of MediaOne. In addition, AT&T faces stiff competition from some of the regional Bell operating companies once they, too, enter the long-distance market.

     BellSouth also lost ground, primarily because investors negatively viewed its failure to keep pace with other regional Bell operating companies in the urge to merge, acquire, or converge with other utility companies.

ELECTRIC UTILITIES, WHICH MADE UP ABOUT A QUARTER OF THE FUND, HIT A ROUGH PATCH
DURING 1999. CAN YOU ELABORATE ON THAT?

     There were a number of reasons why electric utilities stock returns were quite dim. Chief among the problems plaguing the dividend-oriented electric utilities sector was rising interest rates. In addition, these stocks made their reputation as value-oriented, defensive investments. Those attributes appealed to a diminishing group of investors last year. Finally, there were concerns about how electric companies would fare once competition intensified.

[right margin]

"THE UNIFYING THEME FOR TELECOMMUNICATIONS STOCKS WAS CHANGE--CHANGE
SPURRED BY TECHNOLOGICAL ADVANCES AND INDUSTRY DEREGULATION."

TOP TEN HOLDINGS
                           % OF FUND INVESTMENTS
                           AS OF           AS OF
                         12/31/99         6/30/99
BCE INC.                   5.3%            3.0%
VODAFONE AIRTOUCH
     PLC ADR               5.0%            3.0%
AT&T CORP.             4.9%            4.6%
MCI WORLDCOM, INC.         4.9%            4.9%
GTE CORP.                  4.7%            5.9%
SBC COMMUNICATIONS
     INC.                  4.7%            5.3%
BELL ATLANTIC CORP.        4.7%            5.5%
SPRINT CORP.               4.5%            3.3%
BELLSOUTH CORP.            4.5%            4.8%
U S WEST, INC.             4.0%            3.4%

                                                www.americancentury.com      7

Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT FACTORS WILL SHAPE UTILITIES STOCKS' PERFORMANCE IN 2000?

     We believe "change" will continue to be the watchword for
utilities in the coming year. Uncertainty surrounding deregulation and industry consolidation cloud the outlook, but it seems likely we could be in for a period of unusual volatility until competition shakes out the winners from the losers.

     While we see real opportunity in these stocks, the potential rewards are balanced by considerable risks. Chief among them is the risk that companies will fail to execute their business plans and grow profitably. Those challenges are foreign to many utilities companies, whose biggest problem in the past was working with government regulators to determine what their profit margin would
be.

WHAT DO YOU SEE FOR THE ECONOMY AND INTEREST RATES?

     In our view, the interest rate environment will likely become more favorable as the year wears on. Although we believe we'll see more rate hikes early in the year, we don't think the Federal Reserve will have to take drastic or prolonged action to slow the economy and thwart inflation. That said, we don't believe the economy will slow enough to materially damage the global demand for telecom services, electricity, or natural gas.

WITH ALL THESE CHANGES AND CHALLENGES IN MIND, HOW DO YOU PLAN TO MANAGE
AMERICAN CENTURY UTILITIES?

     It's a steady-at-the-helm approach. We're committed to giving shareholders exposure to both the growth potential and current income that utilities shares provide. To do that, we'll continue to track our benchmark closely in terms of asset allocation among telecommunications, electric, and natural gas stocks.
This approach has helped the fund to solid long-term returns. From a strategic standpoint, we'll look for companies that offer a good combination of attractive valuation and good earnings growth potential over the long term. We also plan to adhere to our policy of remaining fully invested in the utilities sector.

[left margin]

"WHILE WE SEE REAL OPPORTUNITY IN THESE STOCKS, THE POTENTIAL REWARDS ARE
BALANCED BY CONSIDERABLE RISKS."

INDUSTRY BREAKDOWN
                               % OF FUND INVESTMENTS
                               AS OF          AS OF
                              12/31/99       6/30/99
TELEPHONE                      56.7%          57.4%
ELECTRICAL UTILITIES           27.7%          29.8%
WIRELESS
     COMMUNICATIONS             5.1%           2.4%
GAS & WATER UTILITIES       3.7%           0.8%
NATURAL GAS                     2.2%           2.0%
OTHER                           4.6%           7.6%

8      1-800-345-2021

Utilities--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.5%
ELECTRICAL EQUIPMENT -- 0.8%
                   17,000  Level 3 Communications, Inc.(1)         $  1,390,812
                    8,000  Motorola, Inc.                             1,178,000
                                                                   ------------
                                                                       2,568,812
                                                                   ------------
ELECTRICAL UTILITIES -- 27.7%
                   35,000  AES Corp. (The)(1)                         2,616,250
                   35,000  Calpine Corp.(1)                           2,240,000
                   82,400  Central & South West Corp.             1,648,000
                   32,000  CMS Energy Corp.                             998,000
                   55,850  Conectiv, Inc.                               938,978
                   61,500  Consolidated Edison, Inc.                  2,121,750
                   75,000  Constellation Energy Group                 2,175,000
                   91,300  Dominion Resources, Inc. (Va.)             3,583,525
                   50,000  DTE Energy Company                         1,568,750
                  135,000  Duke Energy Corp.                          6,766,875
                  174,700  Edison International                       4,574,956
                   78,200  El Paso Energy Corporation                 3,035,138
                   15,600  Empresa Nacional de Electricidad
                              S.A. (Chile) ADR                          221,325
                   39,000  Energy East Corp.                            811,688
                  140,000  Entergy Corp.                              3,605,000
                   58,100  FIRSTENERGY CORP.                          1,318,144
                   75,600  FPL Group, Inc.                            3,236,625
                   38,000  GPU Inc.                                   1,137,625
                   45,500  Hawaiian Electric Industries, Inc.         1,313,812
                   50,000  Kansas City Power & Light
                              Co.                                     1,103,125
                  100,600  LG&E Energy Corp.                      1,754,212
                   60,000  MDU Resources Group, Inc.                  1,200,000
                  155,200  Minnesota Power & Light Co.            2,628,700
                   80,000  Montana Power Co.                          2,885,000
                   51,300  New Century Energies, Inc.                 1,558,238
                  105,000  Northeast Utilities                        2,159,062
                  127,500  Northern States Power Co. (Minn.)          2,486,250
                   38,021  NSTAR                                      1,539,850
                   60,000  PECO Energy Co.                            2,085,000
                  100,000  PG&E Corp.                             2,050,000
                   50,000  Public Service Co. of New Mexico             812,500
                   47,300  Puget Sound Energy Inc.                      916,438
                  135,200  Reliant Energy, Inc.                       3,092,700
                  124,600  Sempra Energy                              2,164,925
                  260,500  Southern Co.                               6,121,750
                  145,000  Texas Utilities Co.                        5,156,562
                   42,700  UGI Corp.                                    872,681

Shares                                                                 Value
--------------------------------------------------------------------------------

                   72,500  Unicom Corp.                            $  2,428,750
                   95,500  Utilicorp United Inc.                      1,856,281
                   48,500  Western Resources, Inc.                      824,500
                                                                   ------------
                                                                      89,607,965
                                                                   ------------
GAS & WATER UTILITIES -- 3.7%
                  230,000  Enron Corp.                               10,206,250
                   78,300  Keyspan Energy Corp.                       1,815,581
                                                                   ------------
                                                                      12,021,831
                                                                   ------------
MEDIA -- 0.6%
                   40,000  RCN Corp.(1)                               1,938,750
                                                                   ------------
NATURAL GAS -- 2.2%
                   40,000  Columbia Energy Group                      2,530,000
                   31,600  Consolidated Natural Gas Co.               2,052,025
                   46,600  Energen Corp.                                841,712
                   39,800  Kinder Morgan, Inc.                          803,462
                  110,500  TransCanada Pipelines Ltd.                   966,875
                                                                   ------------
                                                                       7,194,074
                                                                   ------------
OIL REFINING -- 2.7%
                   74,200  Coastal Corp. (The)                        2,629,462
                   71,000  Dynegy Inc.                                1,726,188
                  137,600  Williams Companies, Inc. (The)             4,205,400
                                                                   ------------
                                                                       8,561,050
                                                                   ------------
TELEPHONE -- 56.7%
                  315,050  AT&T Corp.                            15,988,788
                  188,600  BCE Inc.                                  17,009,366
                  245,000  Bell Atlantic Corp.                       15,082,812
                  310,000  BellSouth Corp.                           14,511,875
                   78,900  BroadWing Inc.                             2,909,438
                   15,000  Cable & Wireless plc ADR                 794,062
                   56,700  Century Telephone Enterprises,
                              Inc.                                    2,686,162
                   63,500  Global Crossing Holdings Ltd.(1)           3,173,016
                  125,000  GST Telecommunications, Inc.(1)            1,136,719
                  218,000  GTE Corp.                                 15,382,625
                  297,450  MCI WorldCom, Inc.(1)                     15,774,145
                  230,000  Qwest Communications
                              International Inc.                      9,882,812
                  310,520  SBC Communications Inc.                   15,137,850
                  218,000  Sprint Corp.                              14,674,125
                    3,200  Telecom Corporation of New
                              Zealand Ltd. ADR                          123,200
                   90,000  Telefonos de Mexico,
                              S.A. Cl L ADR                          10,125,000
                  181,200  U S WEST, Inc.                            13,046,400
                  330,000  Vodafone AirTouch PLC ADR                 16,335,000
                                                                   ------------
                                                                     183,773,395
                                                                   ------------

See Notes to Financial Statements               www.americancentury.com      9

Utilities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 5.1%
                   90,700  ALLTEL Corp.                            $  7,499,756
                   12,000  Nextel Communications, Inc.(1)             1,237,125
                   12,000  QUALCOMM Inc.(1)                           2,113,125
                   20,450  Sprint PCS(1)                              2,096,125
                   15,100  VoiceStream Wireless Corp.(1)              2,145,616
                   22,300  Western Wireless Corp. Cl A(1)             1,487,131
                                                                   ------------
                                                                      16,578,878
                                                                   ------------
TOTAL COMMON STOCKS                                                 322,244,755
                                                                   ------------
   (Cost $239,720,007)

TEMPORARY CASH INVESTMENTS -- 0.5%
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.30%, dated 12/31/99,
       due 1/3/00 (Delivery value  $1,700,467)                     $  1,700,000
                                                                   ------------
   (Cost $1,700,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $323,944,755
                                                                   ============
   (Cost $241,420,007)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

10      1-800-345-2021                        See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 1999

ASSETS
Investment securities, at
value
  (identified cost of $241,420,007)
  (Note 3) ........................................  $323,944,755
Cash ..............................................     20,070
Dividends, interest and other receivables .........     701,514
                                                    --------------
                                                      324,666,339
                                                    --------------

LIABILITIES
Accrued management fees (Note 2) ..................    183,055
Distribution fees payable (Note 2) ................     1,151
Service fees payable (Note 2) .....................     1,151
Payable for directors' fees and expenses ..........      384
Accrued expenses and other liabilities ............      357
                                                    --------------
                                                        186,098
                                                    --------------
Net Assets ........................................  $324,480,241
                                                    ==============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...........  $241,858,522
Accumulated undistributed net realized
  gain on investment transactions .................     96,907
Net unrealized appreciation on
  investments (Note 3) ............................   82,524,812
                                                    --------------
 ..................................................  $324,480,241
                                                    ==============

Investor Class, $10.00 Par Value
Net assets ........................................  $319,092,010
Shares outstanding ................................   19,386,365
Net asset value per share .........................     $16.46

Advisor Class, $10.00 Par Value
Net assets ........................................   $5,388,231
Shares outstanding ................................     327,403
Net asset value per share .........................     $16.46

See Notes to Financial Statements               www.americancentury.com      11

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Income:
Dividends (net of foreign tax
  withheld of $67,162) ............................   $8,404,739
Interest ..........................................     93,999
                                                    -------------
                                                       8,498,738
                                                    -------------

Expenses (Note 2):
Management fees ...................................   2,119,958
Distribution fees -- Advisor Class ................     7,307
Service fees -- Advisor Class .....................     7,307
Directors' fees and expenses ......................     6,489
                                                    -------------
                                                      2,141,061
                                                    -------------
Net investment income .............................   6,357,677
                                                    -------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..................  17,099,349
Change in net unrealized
  appreciation on investments .....................  10,228,171
                                                    -------------

Net realized and unrealized
  gain on investments .............................  27,327,520
                                                    -------------

Net Increase in Net Assets
  Resulting from Operations .......................  $33,685,197
                                                    =============

12      1-800-345-2021                       See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

Increase in Net Assets                          1999              1998

OPERATIONS
Net investment income .....................  $6,357,677        $5,857,584
Net realized gain on
  investment transactions .................  17,099,349        25,812,319
Change in net unrealized
  appreciation on investments .............  10,228,171        29,664,921
                                           ---------------   --------------
Net increase in net assets
  resulting from operations ...............  33,685,197        61,334,824
                                           ---------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..........................  (6,541,545)       (5,858,812)
  Advisor Class ...........................   (62,845)            (418)
In excess of net investment income:
  Investor Class ..........................   (38,868)             --
  Advisor Class ...........................     (661)              --
From net realized gains on
 investment transactions:
  Investor Class .......................... (17,256,040)      (28,052,659)
  Advisor Class ...........................   (268,696)          (6,429)
                                           ---------------   --------------
Decrease in net assets
  from distributions ...................... (24,168,655)      (33,918,318)
                                           ---------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions .........  7,111,530         70,473,943
                                           ---------------   --------------
Net increase in net assets ................  16,628,072        97,890,449
NET ASSETS
Beginning of period ....................... 307,852,169        209,961,720
                                           ---------------   --------------
End of period ............................. $324,480,241      $307,852,169
                                           ===============   ==============

Undistributed net
  investment income .......................      --             $246,713
                                           ===============   ==============

See Notes to Financial Statements              www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1999

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Utilities Fund (the fund) is one of the six funds issued by the corporation. The fund is diversified under the 1940 Act.
The fund seeks current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the
Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury and Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are expected to be declared and paid annually.

    For the two month period ended December 31, 1999, the fund incurred net capital losses of $287,150. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

14      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a
Complex Fee based on the average net assets of all the funds managed by ACIM.
The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The
Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended December 31, 1999, the effective annual Investor Class management fee was 0.68%.

    The Board of Directors has adopted the Advisor Class Master Distribution and
Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act.
The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan for the year ended December 31, 1999 were $14,614.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1999 totaled $155,905,160 and $165,386,921, respectively.

    On December 31, 1999, accumulated net unrealized appreciation on investments was $81,548,348, based on the aggregate cost of investments for federal income tax purposes of $242,396,407, which consisted of unrealized appreciation of
$99,945,569 and unrealized depreciation of $18,397,221.

                                                www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to the fund.
Transactions in shares of the fund were as follows:

                                                SHARES           AMOUNT
INVESTOR CLASS
Designated Shares .........................  1,000,000,000
                                             =============
Year ended December 31, 1999
Sold ......................................    12,764,332     $209,639,231
Issued in reinvestment of distributions ...    1,354,578       21,766,013
Redeemed ..................................   (14,018,738)    (229,526,287)
                                             -------------   ---------------
Net increase ..............................     100,172        $1,878,957
                                             =============   ===============

Year ended December 31, 1998
Sold ......................................    15,422,169     $231,780,389
Issued in reinvestment of distributions ...    2,000,202       30,697,386
Redeemed ..................................   (12,882,858)    (192,079,380)
                                             -------------   ---------------
Net increase ..............................    4,539,513       $70,398,395
                                             =============   ===============

ADVISOR CLASS
Designated Shares .........................   250,000,000
                                             =============
Year ended December 31, 1999
Sold ......................................     354,612        $5,758,463
Issued in reinvestment of distributions ...      16,012          258,552
Redeemed ..................................     (47,955)        (784,442)
                                             -------------   ---------------
Net increase ..............................     322,669        $5,232,573
                                             =============   ===============

Period Ended December 31, 1998(1)
Sold ......................................      4,487           $71,713
Issued in reinvestment of distributions ...       247             3,835
                                             -------------   ---------------
Net increase ..............................      4,734           $75,548
                                             =============   ===============

(1) June 25, 1998 (commencement of sale) through December 31, 1998.

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank.
The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 1999.

16      1-800-345-2021

Utilities--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                  Investor Class
                                            1999         1998         1997         1996         1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...................  $15.96       $14.24       $11.51       $11.44        $8.79
                                         ----------   ----------   ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income .................  0.33(1)       0.37         0.43         0.45         0.42
  Net Realized and Unrealized
  Gain on Investment Transactions .......   1.45         3.39         3.57         0.08         2.65
                                         ----------   ----------   ----------   ----------   ---------
  Total From Investment Operations ......   1.78         3.76         4.00         0.53         3.07
                                         ----------   ----------   ----------   ----------   ---------
Distributions
  From Net Investment Income ............  (0.35)       (0.38)       (0.42)       (0.46)       (0.42)
  In Excess of Net Investment Income ....   --(2)         --           --           --           --
  From Net Realized Gains on
  Investment Transactions ...............  (0.93)       (1.66)       (0.85)         --           --
                                         ----------   ----------   ----------   ----------   ---------
  Total Distributions ...................  (1.28)       (2.04)       (1.27)       (0.46)       (0.42)
                                         ----------   ----------   ----------   ----------   ---------
Net Asset Value, End of Period ..........  $16.46       $15.96       $14.24       $11.51       $11.44
                                         ==========   ==========   ==========   ==========   =========
  Total Return(3) .......................  11.46%       27.43%       35.82%        4.82%       35.70%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................   0.68%        0.69%        0.72%        0.71%        0.75%
Ratio of Net Investment Income
  to Average Net Assets .................   2.02%        2.51%        3.56%        3.88%        4.31%
Portfolio Turnover Rate .................    50%          98%          92%          93%          68%
Net Assets, End of Period
  (in thousands) ........................ $319,092     $307,777     $209,962     $145,134     $218,794

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements              www.americancentury.com      17

Utilities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                                      1999        1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..............  $15.96       $14.90
                                                   ----------   ---------
Income From Investment Operations
  Net Investment Income ...........................  0.27(2)       0.16
  Net Realized and Unrealized Gain
  on Investment Transactions ......................   1.47         2.52
                                                   ----------   ---------
  Total From Investment Operations ................   1.74         2.68
                                                   ----------   ---------
Distributions
  From Net Investment Income ......................  (0.31)       (0.19)
  In Excess of Net Investment Income ..............   --(3)         --
  From Net Realized Gains on
  Investment Transactions .........................  (0.93)       (1.43)
                                                   ----------   ---------
  Total Distributions .............................  (1.24)       (1.62)
                                                   ----------   ---------
Net Asset Value, End of Period ....................  $16.46       $15.96
                                                   ==========   =========
  Total Return(4) .................................  11.20%       18.43%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........................   0.93%      0.94%(5)
Ratio of Net Investment Income
  to Average Net Assets ...........................   1.77%      1.94%(5)
Portfolio Turnover Rate ...........................    50%          98%
Net Assets, End of Period
  (in thousands) ..................................  $5,388         $76

(1) June 25, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(5) Annualized.

18      1-800-345-2021                       See Notes to Financial Statements

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Directors of the American Century Quantitative Equity Funds and
Shareholders of the Utilities Fund:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the six funds comprising the American Century Quantitative Equity Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. The financial highlights for each of the two years in the period ended December 31, 1996 were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the
responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December
31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                         PricewaterhouseCoopers LLP

Kansas City, Missouri
February 3, 2000

                                                www.americancentury.com      19

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

20      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY UTILITIES seeks current income and long-term growth of capital and income. The fund invests primarily in the stocks of companies engaged in the utilities industry, including telecommunications services, electricity, and natural gas.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded large-capitalization companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The FUND BENCHMARK consists of approximately 165 utilities stocks that meet the fund's investment criteria. The benchmark's composition by industry group in
1999 was approximately 55% telephone and communication services, 30% electric and natural gas companies, and 15% utilities-related companies, such as manufacturers of communications equipment.

     The S&P ELECTRIC INDEX is composed of 26 electric power companies in the S&P 500.

     The S&P NATURAL GAS INDEX is composed of 11 natural gas distributors and pipeline companies in the S&P 500.

     The S&P TELECOMMUNICATIONS (LONG DISTANCE) INDEX is composed of four long-distance telephone companies in the S&P 500.

     The S&P TELEPHONE INDEX is composed of nine regional telephone companies in the S&P 500.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's UTILITY FUNDS category consists of funds that invest at least 65%
of their portfolios in utilities stocks.

*  Investing in these funds involves special risks resulting from their concentrated investment objectives. They are not intended to serve as a complete investment program by themselves.

[right margin]

INVESTMENT TEAM LEADERS
    Portfolio Managers
       JOHN SCHNIEDWIND
       JOE STERLING

                                                www.americancentury.com      21

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 17-18.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

* 30-DAY SEC YIELD -- net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of more than $9.0 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are
representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
between $2.2 billion and $9.0 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of less than $2.2 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

22      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)
FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

                                                www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

24      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

                                                         Funds Distributor, Inc.
0002                               is the distributor for American Century funds
SH-ANN-19622                       (c)2000 American Century Services Corporation